As filed with the Securities and Exchange Commission on February 28, 2020

Registration Nos.: 33-44782

    811-6515

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 84	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 85	☒

Morgan Stanley Global Fixed Income Opportunities Fund

(A Massachusetts business trust)

(Exact Name of Registrant as Specified in Charter)

522 Fifth Avenue

New York, New York 10036

(Address of Principal Executive Office)

Registrant’s Telephone Number, Including Area Code: (800) 548-7786

Mary E. Mullin, Esq.
1633 Broadway

New York, New York 10019

(Name and Address of Agent for Service)

Copy to:

Carl Frischling, Esq. Perkins Coie LLP 1155 Avenue of the Americas 22nd Floor New York, New York 10036	Stuart M. Strauss, Esq. Dechert LLP 1095 Avenue of the Americas New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after this Post-Effective Amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

Amending the Prospectus and Updating Financial Statements If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Morgan Stanley Global Fixed Income Opportunities Fund

Prospectus   |   February 28, 2020

Share Class	Ticker Symbol
Class A	DINAX
Class L	DINCX
Class I	DINDX
Class C	MSIPX
Class IS	MGFOX

This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”) will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund’s website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

DINPRO 2/20

Morgan Stanley Prospectus  |  Fund Summary

Global Fixed Income Opportunities Fund

Investment Objectives

Morgan Stanley Global Fixed Income Opportunities Fund (the “Fund”) seeks a high level of current income as its primary investment objective. As a secondary objective, the Fund seeks to maximize total return but only to the extent consistent with its primary objective.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Share Class Arrangements”) as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled “Shareholder Information—How to Exchange Shares—Permissible Fund Exchanges”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—How to Exchange Shares—Permissible Fund Exchanges”) that you acquired in an exchange of Class A, Class L or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $100,000 or more. More information about this combined purchase discount and other discounts is available from your financial intermediary and on page 28 of the Prospectus in the section entitled “Shareholder Information—Share Class Arrangements” and in the section of the Fund’s Statement of Additional Information (“SAI”) entitled “Purchase, Redemption and Pricing of Shares.” In addition, Appendix A attached to the Prospectus contains more information regarding financial intermediary-specific sales charge waivers and discounts.

Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class L	Class I	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.25%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None[1]	None	None	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class L	Class I	Class C	Class IS
Advisory Fee	0.32%	0.32%	0.32%	0.32%	0.32%
Distribution and/or Shareholder Service (12b-1) Fee	0.25%	0.50%	None	1.00%	None
Other Expenses	0.30%	0.33%	0.28%	0.28%	0.20%
Total Annual Fund Operating Expenses	0.87%	1.15%	0.60%	1.60%	0.52%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Morgan Stanley Prospectus | Fund Summary

Global Fixed Income Opportunities Fund (Con’t)

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class A	$ 411	$ 594	$ 792	$ 1,363
Class L	$ 117	$ 365	$ 633	$ 1,398
Class I	$ 61	$ 192	$ 335	$ 750
Class C	$ 263	$ 505	$ 871	$ 1,900
Class IS	$ 53	$ 167	$ 291	$ 653

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class A	$ 411	$ 594	$ 792	$ 1,363
Class L	$ 117	$ 365	$ 633	$ 1,398
Class I	$ 61	$ 192	$ 335	$ 750
Class C	$ 163	$ 505	$ 871	$ 1,900
Class IS	$ 53	$ 167	$ 291	$ 653
1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 0.50% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—Share Class Arrangements” for further information about the CDSC waiver categories.
2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—Share Class Arrangements” for a complete discussion of the CDSC.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.

Principal Investment Strategies

The Fund will normally invest at least 80% of its assets in a portfolio of fixed-income securities. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Fund’s “Adviser,” Morgan Stanley Investment Management Inc. and/or “Sub-Adviser,” Morgan Stanley Investment Management Limited, will allocate the Fund’s investments among the following asset classes or market segments: (1) corporate securities, (2) residential and commercial mortgage-backed securities, (3) asset-backed securities, (4) emerging market securities, (5) convertible securities, (6) U.S. government securities and foreign sovereign debt, and (7) derivatives, including interest rate-related derivatives and currency derivatives. Securities may be rated either investment grade or below investment grade and denominated in any currency, hedged or un-hedged. The amount of the Fund’s assets committed to any one asset class or market segment will fluctuate. However, the Fund may invest up to 65% of its net assets in any one asset class or market segment. The Adviser and Sub-Adviser have the flexibility to select any combination of at least two asset classes of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Fund’s assets may be invested in certain groups and not others.

The Fund’s investment process incorporates information about environmental, social and governance issues (also referred to as ESG) via an integrated approach within the investment team’s fundamental investment analysis framework. The Fund’s Adviser and/or Sub-Adviser may engage with management of certain issuers regarding corporate governance practices as well as what the Fund’s Adviser and/or Sub-Adviser deem to be materially important environmental and/or social issues facing a company.

The corporate securities in which the Fund will invest may include fixed-income securities issued by corporations located in or outside of the United States, certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, banks, commercial paper and convertible securities.

The types of mortgage-backed securities in which the Fund may invest include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), stripped mortgage-backed securities (“SMBS”) and commercial mortgage-backed securities (“CMBS”). Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively “Mortgage Assets”). CMOs are issued in multiple classes and each class has a fixed or floating rate and a stated maturity (when a debt security provides its final payment) or final distribution date. Certain classes will have more predictable cash flows than others. The Fund may invest in any class of CMO. SMBS are derivative multi-class mortgage-backed securities. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder

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Morgan Stanley Prospectus  |  Fund Summary

Global Fixed Income Opportunities Fund (Con’t)

of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. In addition, the Fund may invest in to-be-announced pass-through mortgage-backed securities, which settle on a delayed delivery basis (“TBAs”).

Asset-backed securities represent an interest in a pool of assets such as, but not limited to, automobile loans, credit card receivables, student loans or home equity (prime and subprime) loans that have been securitized in pass-through structures similar to mortgage-backed securities.

The Fund may invest in fixed-income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or in fixed-income securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, including debt obligations of governmental issuers located in emerging market or developing countries and sovereign debt. The Fund may also invest generally in foreign securities that are denominated in U.S. dollars or in currencies other than U.S. dollars.

In pursuit of its investment objectives, the Fund may regularly enter into currency derivatives, including, but not limited to, foreign currency forward exchange contracts, and currency and currency index futures and options contracts for hedging and non-hedging purposes. The use of these currency derivatives may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. At times, the Fund may enter into “cross-currency” transactions involving currencies other than those in which securities held or proposed to be purchased are denominated.

In addition to its use of currency derivatives, the Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques. These derivative instruments will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The Fund may invest up to 20% of its net assets in loan-related investments, such as public bank loans made by banks or other financial institutions and loan participations and assignments, which may be rated investment grade or below investment grade. The Fund may also invest in restricted and illiquid securities.

Principal Risks

There is no assurance that the Fund will achieve its investment objectives, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Fixed-Income Securities. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The Fund may face a heightened level of interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve Board ends a quantitative easing program and/or raises rates. A rising interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions and extended durations (i.e., extension risk). The Fund is not limited as to the maturities (when a debt security provides its final payment) or durations (measure of interest rate sensitivity) of the securities in which it may invest. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. The Fund may be subject to certain liquidity risks that may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. In

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Morgan Stanley Prospectus | Fund Summary

Global Fixed Income Opportunities Fund (Con’t)

addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates.

•	Mortgage-Backed Securities. Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of mortgage-backed securities will increase and market price will decrease. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in NAV. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing their sensitivity to interest rate changes and causing their prices to decline. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, mortgage-backed securities are subject to credit risk. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Furthermore, mortgage-backed securities may be subject to risks associated with the assets underlying those securities, such as a decline in value. Investments in mortgage-backed securities may give rise to a form of leverage (indebtedness) and may cause the Fund’s portfolio turnover rate to appear higher. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged.

•	CMOs. CMOs are comprised of various tranches, the expected cash flows of which have varying degrees of predictability as compared with the underlying Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. In addition, if the collateral securing CMOs or any third-party guarantees is insufficient to make payments, the Fund could sustain a loss.

•	SMBS. Investments in each class of SMBS are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Fund invests in SMBS and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

•	CMBS. CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

•	Asset-Backed Securities. Asset-backed securities involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Some asset-backed securities also entail prepayment risk and extension risk, which may vary depending on the type of asset.

•	High Yield Securities (“Junk Bonds”). The Fund’s investments in high yield securities expose it to a substantial degree of credit risk. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and may be considered speculative. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Fund may incur additional expenses to seek recovery.

•	U.S. Government Securities. The U.S. government securities in which the Fund invests can be subject to two types of risk: credit risk and interest rate risk. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. While the credit risk associated with U.S. government securities generally is considered to be minimal, the interest rate risk can be substantial. With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•	Sovereign Debt Securities. Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

•	Currency Derivatives. Investments in currency derivatives may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser and/or Sub-Adviser expect. Foreign currency forward exchange contracts and currency futures and options contracts create exposure to currencies in which the Fund’s securities are not denominated. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the

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Morgan Stanley Prospectus  |  Fund Summary

Global Fixed Income Opportunities Fund (Con’t)

foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•	Loan-Related Investments. In addition to risks generally associated with debt investments, loan-related investments such as public bank loans and loan participations and assignments are subject to other risks. Such investments may be subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Fund, and a potential decrease in the Fund’s NAV. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk. These bank loans may exhibit greater price volatility as well.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. Liquidity risk may be magnified in a rising interest rate environment or in other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Other Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class A shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and 10 year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free 1-800-548-7786.

Annual Total Returns—Calendar Years

High Quarter	09/30/10	6.21%
Low Quarter	09/30/11	-3.27%

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Morgan Stanley Prospectus | Fund Summary

Global Fixed Income Opportunities Fund (Con’t)

Average Annual Total Returns
(for the calendar periods ended December 31, 2019)

	Past 1 Year	Past 5 Years	Past 10 Years	Since Inception
Class A1
Return Before Taxes	6.13%	3.36%	5.37%	4.00%
Return After Taxes on Distributions[2]	4.56%	1.81%	3.58%	1.68%
Return After Taxes on Distributions and Sale of Fund Shares	3.60%	1.87%	3.40%	1.97%
Class L1
Return Before Taxes	9.35%	3.79%	5.34%	3.63%
Class I1
Return Before Taxes	10.04%	4.36%	6.04%	4.44%
Class C1
Return Before Taxes	7.89%	N/A	N/A	3.12%
Class IS1
Return Before Taxes	10.12%	4.42%	N/A	5.03%
Bloomberg Barclays Global Aggregate (Hedged USD) Index (reflects no deduction for fees, expenses or taxes)[3]	8.22%	3.57%	4.08%	5.13%[6]
Global Fixed Income Opportunities Blend Index (reflects no deduction for taxes)[4]	8.22%	2.33%	2.49%	4.48%[6]
Lipper Global Income Funds Index (reflects no deduction for taxes)[5]	7.64%	2.83%	3.49%	4.48%[6]

(1)	Class A , L and I shares commenced operations on July 28, 1997. Class IS shares commenced operations on September 13, 2013 and Class C shares commenced operations on April 30, 2015.
(2)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.
(3)

The Bloomberg Barclays Global Aggregate (Hedged USD) Index provides a broad-based measure of the global investment grade fixed-rate debt markets. Currency exposure is hedged to the U.S. dollar. It is not possible to invest directly in an index.

(4)

The Global Fixed Income Opportunities Blend Index is a performance linked benchmark of the old benchmark represented by Bloomberg Barclays Global Aggregate Index (unhedged USD) (a benchmark that provides a broad-based measure of the global investment grade fixed-rate debt markets with returns in unhedged USD) from the Fund’s inception to December 31, 2016 to the new benchmark represented by Bloomberg Barclays Global Aggregate (Hedged USD) Index for periods thereafter. It is not possible to invest directly in an index.

(5)

The Lipper Global Income Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Income Funds classification. There are currently 30 funds represented in this Index.

(6)	Since Inception reflects the inception date of Class A shares.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from the Class A shares’ returns. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Sub-Adviser. Morgan Stanley Investment Management Limited.

Portfolio Managers. The Fund is managed by members of the Global Fixed Income team. Information about the current members jointly and primarily responsible for the day-to-day implementation of the Fund’s overall strategy and portfolio construction is shown below:

Name	Title with Adviser/Sub-Adviser	Date Began Managing Fund
Jim Caron	Managing Director	October 2014

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Morgan Stanley Prospectus  |  Fund Summary

Global Fixed Income Opportunities Fund (Con’t)

Richard Ford	Managing Director	October 2014
Michael Kushma	Managing Director	April 2014
Christian G. Roth	Managing Director	March 2010

Purchase and Sale of Fund Shares

The Fund has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum investment requirements may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—How to Buy Shares—Minimum Investment Amounts.”

You can purchase or sell Fund shares on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting your Morgan Stanley Financial Advisor or other authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. Your shares will be sold at the next price calculated after we receive your order to redeem. If you sell Class A or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Buy Shares” and “—How To Sell Shares.”

To contact a Morgan Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you or access our office locator at www.morganstanley.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

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Income An investment objective having the goal of selecting securities to pay out income rather than rise in price; as a secondary objective, the Fund seeks total return.

Additional Information about the Fund’s Investment Objectives, Strategies and Risks

Investment Objectives

Morgan Stanley Global Fixed Income Opportunities Fund seeks a high level of current income as its primary investment objective. As a secondary investment objective, the Fund seeks to maximize total return but only to the extent consistent with its primary objective.

Principal Investment Strategies

The Fund will normally invest at least 80% of its assets in a portfolio of fixed-income securities. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Adviser and/or Sub-Adviser will allocate the Fund’s investments among the following asset classes or market segments: (1) corporate securities, (2) residential and commercial mortgage-backed securities, (3) asset-backed securities, (4) emerging market securities, (5) convertible securities, (6) U.S. government securities and foreign sovereign debt, and (7) derivatives, including interest rate-related derivatives and currency derivatives. Securities may be rated either investment grade or below investment grade and denominated in any currency, hedged or un-hedged. The amount of the Fund’s assets committed to any one asset class or market segment will fluctuate. However, the Fund may invest up to 65% of its net assets in any one asset class or market segment. The Adviser and Sub-Adviser have the flexibility to select any combination of at least two asset classes of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Fund’s assets may be invested in certain groups and not others. The Fund may also use derivative instruments as discussed below. These derivative instruments will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The Fund’s investment process incorporates information about environmental, social and governance issues (also referred to as ESG) via an integrated approach within the investment team’s fundamental investment analysis framework. The Fund’s Adviser and/or Sub-Adviser may engage with management of certain issuers regarding corporate governance practices as well as what the Fund’s Adviser and/or Sub-Adviser deem to be materially important environmental and/or social issues facing a company.

The corporate securities in which the Fund will invest may include fixed-income securities issued by corporations located in or outside of the United States, certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, banks, commercial paper and convertible securities. The types of mortgage-backed securities in which the Fund may invest include mortgage pass-through securities, CMOs, SMBS and CMBS. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. CMOs are debt obligations collateralized by Mortgage Assets. CMOs are issued in multiple classes and each class has a fixed or floating rate and a stated maturity (when a debt security provides its final payment) or final distribution date. Certain classes will have more predictable cash flows than others. The Fund may invest in any class of CMO. SMBS are derivative multi-class mortgage-backed securities. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. In addition, the Fund may invest in TBAs. Asset-backed securities represent an interest in a pool of assets such as, but not limited to, automobile loans, credit card receivables, student loans or home equity (prime and subprime) loans that have been securitized in pass-through structures similar to mortgage-backed securities. The Fund may invest in fixed-income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or in fixed-income securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, including debt obligations of governmental issuers located in emerging market or developing countries and sovereign debt. The Fund may also invest generally in foreign securities that are denominated in U.S. dollars or in currencies other than U.S. dollars. In pursuit of its investment objectives, the Fund may regularly enter into currency derivatives, including, but not limited to, foreign currency forward exchange contracts, and currency and currency index futures and options contracts for hedging and non-hedging purposes. The use of these currency derivatives may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. At times, the Fund may enter into “cross-currency” transactions involving currencies other than those in which securities held or proposed to be purchased are denominated.

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Asset-backed securities represent an interest in a pool of assets such as, but not limited to, automobile loans, credit card receivables, student loans or home equity (prime and subprime) loans that have been securitized in pass-through structures similar to mortgage-backed securities.

The Fund may invest in fixed-income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or in fixed-income securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, including debt obligations of governmental issuers located in emerging market or developing countries and sovereign debt. The Fund may also invest generally in foreign securities that are denominated in U.S. dollars or in currencies other than U.S. dollars.

In pursuit of its investment objectives, the Fund may regularly enter into currency derivatives, including, but not limited to, foreign currency forward exchange contracts, and currency and currency index futures and options contracts for hedging and non-hedging purposes. The use of these currency derivatives may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. At times, the Fund may enter into “cross-currency” transactions involving currencies other than those in which securities held or proposed to be purchased are denominated.

The Fund may invest in high yield, high risk, fixed-income securities rated Baa3 or lower by Moody’s Investors Service, Inc. (“Moody’s”), BBB- or lower by S&P Global Ratings Group, a division of S&P Global Inc. (“S&P”), below BBB- by Fitch Ratings, Inc. (“Fitch”) or if unrated considered by the Adviser and/or Sub-Adviser to be of equivalent quality. Fixed-income securities rated Baa3 or lower by Moody’s, BBB- or lower by S&P or BBB- or lower by Fitch are considered speculative investments and are commonly known as “junk bonds.” The securities in this group may include both convertible and non-convertible debt securities and preferred stock. They also may include “Rule 144A” securities, which are exempt from registration and may only be resold to qualified institutional buyers. The Fund does not have any minimum quality rating standard for this group of investments. Thus, the Fund may invest in fixed-income securities that may already be in default on payment of interest or principal.

Fixed-income securities are debt securities and can take the form of bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back.

The Fund may also invest generally in foreign securities. Securities of such foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars.

In addition to its use of currency derivatives, the Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. A derivative is a financial instrument the value of which is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques.

The Fund may invest up to 20% of its net assets in loan-related investments, such as public bank loans made by banks or other financial institutions and loan participations and assignments, which may be rated investment grade or below investment grade. To the extent these investments are second lien loans, which are lower in priority to senior loans, but have seniority in a company’s capital structure to other liabilities, the company would be required to pay down these second lien loans prior to other lower-ranked claims on their assets.

The Fund may purchase certain non-publicly traded “restricted” securities, which may include Rule 144A securities. The Fund may invest in illiquid securities, including restricted securities that are illiquid. The Fund may invest an unlimited amount in restricted securities that are considered by the Adviser and/or Sub-Adviser to be liquid and otherwise are consistent with the Fund’s investment policies.

The Fund may also invest in common stocks and other equity securities, inverse floaters and municipal securities.

In pursuing the Fund’s investment objectives, the Adviser and/or Sub-Adviser have considerable leeway in deciding which investments they buy, hold or sell on a day-to-day basis and which trading strategies they use. For example, the Adviser and/or Sub-Adviser in their discretion may determine to use some permitted trading strategies while not using others.

***

The percentage limitations relating to the composition of the Fund’s portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

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Additional Information About the Fund’s Investment Strategies and Principal Risks

There is no assurance that the Fund will achieve its investment objectives. The Fund’s share price and yield will fluctuate with changes in the market value and/or yield of the Fund’s portfolio securities. Neither the value nor the yield of the U.S. government securities in which the Fund invests (or the value or yield of the Fund’s shares) is guaranteed by the U.S. Government. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Fixed-Income Securities

Fixed-income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed-income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities, corporate bonds and notes, asset-backed securities, mortgage securities, securities rated below investment grade (commonly referred to as “junk bonds” or “high yield/high risk securities”), municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The Fund may face a heightened level of interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve Board ends a quantitative easing program and/or raises rates. A rising interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions and extended durations (i.e., extension risk). Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. The Fund may be subject to liquidity risk, which may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities. Fixed-income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, the Fund may have to reinvest the proceeds at a lower rate of interest.

Credit and Interest Rate Risk

All fixed-income securities, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. A low interest rate environment may prevent the Fund from providing a positive yield or paying Fund expenses out of Fund assets. The Fund may face a heightened level of interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve Board ends a quantitative easing program and/or raises rates.

Market and Geopolitical Risk

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to other comparable nonconvertible fixed-income securities in such

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capital structure. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect the Fund’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than the cost of investing in domestic securities.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the United States, or otherwise adversely affect the Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value.

A depositary receipt is generally issued by a bank or financial institution and represents the common stock or other equity securities of a foreign company. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging Market Securities

The Fund may invest in emerging market or developing countries, which are countries that major international financial institutions generally consider to be less economically mature than developed nations (such as the United States or most nations in Western Europe). Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

A portion of the Fund’s investments in emerging market securities may include investments in microfinance loans. Microfinance loans are typically very small loans (microcredit) made for providing the means for people who are not served by traditional banking systems to expand their businesses or finance their families’ basic needs by providing access to affordable credit. Microfinance loans carry many of the same risks associated with investing in emerging markets countries, but because some of the microfinance loans may be used to fund crop growing and livestock, microfinance loans may also be subject to climate and geography risk. In addition, most micro-clients have low incomes and little or no previous credit history. As a result, there is no assurance that micro-clients will be able to repay the microfinance loans.

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Mortgage-Backed Securities

Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed-income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase and its market price will decrease. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because additional mortgage prepayments must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

The Fund may invest in mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities are either direct obligations of the U.S. Government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although it is not legally required to extend credit to the agency or instrumentality. Certain of these mortgage-backed securities purchased by the Fund are not backed by the full faith and credit of the United States and there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To the extent the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of intent. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Mortgage pools underlying mortgage-backed securities offered by non-governmental issuers more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A, have also performed poorly.

In addition, the Fund may invest in TBAs. Investments in TBAs may give rise to a form of leverage. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged. Further, TBAs may cause the Fund’s portfolio turnover rate to appear higher.

Collateralized Mortgage Obligations. CMOs are debt obligations collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO, including classes that vary inversely with interest rates and may be more volatile and sensitive to prepayment rates.

The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster

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prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage-backed securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Investments in each class of SMBS are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Fund invests in SMBS and interest rates move in a manner not anticipated by management, it is possible that the Fund could lose all or substantially all of its investment.

Commercial Mortgage-Backed Securities. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.

CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS market than in the residential mortgage market; commercial real estate property loans often contain provisions that substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

U.S. Government Securities

The U.S. government securities in which the Fund invests can be subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. While the credit risk associated with U.S. government securities generally is considered to be minimal, the interest rate risk can be substantial. The Fund is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund’s portfolio securities to fall substantially.

The U.S. government securities that the Fund may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, the Fund may purchase securities issued or guaranteed by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are Government National Mortgage Association and the Federal Housing Administration. Also, the Fund may purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks. In September 2008, the U.S. Treasury Department announced that the U.S. Government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac in order to support the conservatorship. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its respective obligations, including its guaranty obligations, associated with its mortgage-backed securities. No assurance can be given that these initiatives will be successful. Further, the Fund may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System. Because these securities are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. The interest from U.S. government securities generally is not subject to state and local taxation.

Sovereign Debt

The Fund may invest in debt obligations known as “sovereign debt,” which are obligations of governmental issuers in emerging market or developing countries and industrialized countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of

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sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations. Uncertainty surrounding the level and sustainability of sovereign debt of certain countries that are part of the European Union, including Greece, Spain, Portugal, Ireland and Italy, has increased volatility in the financial markets. In addition, a number of Latin American countries are among the largest debtors of developing countries and have a long history of reliance on foreign debt. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other multilateral agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third-parties’ commitments to lend funds, which may further impair the foreign sovereign obligor’s ability or willingness to timely service its debts. In addition, there is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.

Currency Derivatives

Investments in currency derivatives may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser and/or Sub-Adviser expect. In addition, investments in currency derivatives, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. The Fund is not required to hedge any portfolio holding with the use of currency derivatives. Accordingly, Fund shareholders would bear the risk of currency fluctuations with respect to unhedged portfolio positions.

Foreign currency derivatives may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency derivatives may involve the Fund agreeing to exchange an amount of a currency it does not currently own for another currency at a future date. The Fund would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the Fund has contracted to receive in the exchange. The Adviser’s and/or Sub-Adviser’s success in these transactions will depend principally on their ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

The Fund may enter into foreign currency forward exchange contracts, and currency and currency index futures and options contracts for hedging and non-hedging purposes in pursuing its investment objectives. Foreign currency forward exchange contracts are transactions involving the Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Foreign currency forward exchange contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the Fund to “lock in” the U.S. dollar price of the security. Foreign currency forward exchange contracts may also be used to attempt to protect the value of the Fund’s existing holdings of non-U.S. securities. Imperfect correlation may exist, however, between the Fund’s non-U.S. securities holdings and the foreign currency forward exchange contracts entered into with respect to those holdings. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Currency futures contracts are similar to foreign currency forward exchange contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Foreign currency forward exchange contracts and currency futures and options contracts may be used for non-hedging purposes in seeking to meet the Fund’s investment objectives, such as when the Adviser and/or Sub-Adviser anticipate that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as

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opposed to hedging currency risks applicable to the Fund’s holdings, further increases the Fund’s exposure to foreign securities losses. There is no assurance that the Adviser’s and/or Sub-Adviser’s use of currency derivatives will benefit the Fund or that they will be, or can be, used at appropriate times.

Asset-Backed Securities

Asset-backed securities apply the securitization techniques used to develop mortgage-backed securities to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are pooled and securitized in pass-through structures similar to pass-through structures developed with respect to mortgage securitizations. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates, although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

High Yield Securities

The Fund’s investments in high yield securities, commonly known as “junk bonds,” expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. High yield securities range from those for which the prospect of repayment of principal and interest is predominantly speculative to those that are currently in default on principal or interest payments. High yield securities may be subject to greater price volatility than higher-rated securities due to such factors as adverse economic changes, individual corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Fund may incur additional expenses to seek recovery.

The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. Because high yield securities are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Loan-Related Investments

Loan-related investments may include, without limitation, public bank loans made by banks or other financial institutions and loan participations and assignments. Such investments may be rated investment grade or below investment grade. To the extent these investments are second lien loans, which are lower in priority to senior loans, but have seniority in a company’s capital structure to other liabilities, the company would be required to pay down these second lien loans prior to other lower-ranked claims on their assets. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well.

Certain loans may be illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a loan has been deemed illiquid, it will be subject to the Fund’s restrictions on investment in illiquid securities. The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because some loans may have a more limited secondary market, liquidity and valuation risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed-income instruments or equity securities. In the case of extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. Loans are subject to the risk of default in the payment of interest or principal, which would result in a reduction of income to the Fund and a potential decrease in the Fund’s NAV. Although a loan may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid or lose all or substantially all of its value subsequent to investment. Certain loans may not be

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considered securities under the federal securities laws and, therefore, investments in such loans may not be subject to certain protections under those laws.

The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Loans that are rated below investment grade share the same risks of other below investment grade securities. Because loans in which the Fund may invest could rank lower in priority of payment to senior loans, they present a greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the loan may be insufficient to meet scheduled payments after meeting the senior secured payment obligations of the borrower. These loans may exhibit greater price volatility as well. There is less readily available, reliable information about most loan investments than is the case for many other types of securities.

Some of the loans in which the Fund may invest or obtain exposure to may be “covenant lite” loans. Certain financial institutions may define “covenant lite” loans differently. Covenant lite loans or securities, which have varied terms and conditions, may contain fewer or no restrictive covenants compared to other loans that might enable an investor to proactively enforce financial covenants or prevent undesired actions by the borrower. As a result, the Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant lite loans and debt securities than its holdings of loans or securities with more traditional financial covenants, which may result in losses to the Fund.

Liquidity

The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. Liquidity risk may be magnified in a rising interest rate environment or in other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

Other Derivatives

The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Fund’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Fund may use include:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or contract, such as a swap agreement or futures contract, on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the

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Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. When options are purchased over-the-counter (“OTC”), the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund’s ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange-trading is expected to increase liquidity of swaps trading. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third-party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation.

Other Risks. The performance of the Fund also will depend on whether or not the Adviser and/or Sub-Adviser is successful in applying the Fund’s investment strategies. The Fund is also subject to other risks from its permissible investments, including the risks associated with its investments in common stock and other equity securities, inverse floaters and municipal securities. For more information about these risks, see “Additional Risk Information.”

Additional Risk Information

This section provides additional information relating to the risks of investing in the Fund.

Equity Securities

Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, shares of investment companies, limited partnership interests and other specialty securities having equity features. The Fund may invest in equity securities that are publicly traded on securities exchanges or OTC or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to value or sell and their value may fluctuate more dramatically than other securities. The prices of convertible securities are affected by changes similar to those of equity and fixed-income securities.

Inverse Floaters

Inverse floaters are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.

Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

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Municipal Securities

Municipal securities are fixed-income securities issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. However, the Fund may purchase municipal securities that pay interest that is subject to the federal alternative minimum tax, and securities on which the interest payments are taxable. General obligation bonds are secured by the issuer’s full faith and credit including its taxing power for payment of principal and interest. Revenue bonds, however, are generally payable from a specific revenue source. They are issued for a wide variety of projects such as financing public utilities, hospitals, housing, airports, highways and educational facilities. These bonds involve the risk that the revenues so derived will not be sufficient to meet interest and or principal payment obligations. Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. The value of municipal securities may be affected by political changes as well as uncertainties related to taxation, legislative developments and the rights of municipal security holders. Municipal securities involve the risk that an issuer may call securities for redemption, which could force the Fund to reinvest the proceeds at a lower rate of interest.

Large Shareholder Transactions Risk

The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Although large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that a large shareholder can purchase or redeem a significant percentage of Fund shares at any time.

Investment Discretion

In pursuing the Fund’s investment objective, the Adviser and/or Sub-Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.

Temporary Defensive Investments

When the Adviser and/or Sub-Adviser believe that changes in market, economic, political or other conditions warrant, the Fund may invest without limit in cash, cash equivalents or other fixed-income securities for temporary defensive purposes that may be inconsistent with the Fund’s principal investment strategies. If the Adviser or Sub-Adviser incorrectly predict the effects of these changes, such defensive investments may adversely affect the Fund’s performance and the Fund may not achieve its investment objectives.

Portfolio Turnover

Consistent with its investment policies, the Fund will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Fund to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Fund may engage in frequent trading of securities to achieve its investment objectives.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

Morgan Stanley Investment Management Inc.

The Adviser, together with its affiliated asset management companies, had approximately $552 billion in assets under management or supervision as of December 31, 2019.

Fund Management

The Fund has retained the Adviser—Morgan Stanley Investment Management Inc.—to provide investment advisory services. The Adviser is a wholly-owned subsidiary of Morgan Stanley (NYSE: “MS”), a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Adviser’s address is 522 Fifth Avenue, New York, NY 10036.

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The Adviser has entered into a sub-advisory agreement with Morgan Stanley Investment Management Limited, located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England. The Sub-Adviser is a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with investment advisory services subject to the overall supervision of the Adviser and the Fund’s Officers and Trustees. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Fund is managed by members of the Global Fixed Income team. The team consists of portfolio managers, analysts and traders. Current members of the team jointly and primarily responsible for the day-to-day implementation of the Fund’s overall strategy and portfolio construction are Jim Caron, Richard Ford, Michael Kushma and Christian G. Roth. In managing the Fund’s portfolio, Messrs. Caron, Ford, Kushma and Roth may utilize the input of other members of the Advisor’s Global Fixed Income team including, but not limited to, the Fixed Income Asset Allocation team.

Mr. Caron has been associated with Morgan Stanley since 2006 and with the Adviser in an investment management capacity since June 2012. Prior to June 2012, he was global head of interest rates, foreign exchange and emerging markets strategy for Morgan Stanley. Mr. Ford is the head of European Fixed Income and has been associated with Morgan Stanley since 1991 and with the Sub-Adviser in an investment management capacity since 2002. Mr. Kushma is Chief Investment Officer of Global Fixed Income for the Adviser. He joined Morgan Stanley in 1987 and the Adviser in 1994. Mr. Roth has been associated with the Adviser or its investment management affiliates in an investment management capacity since 1991.

Members of the team collaborate to manage the assets of the Fund. Each member is responsible for specific sectors. All team members are responsible for the execution of the overall strategy of the Fund.

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The composition of the team may change from time to time.

The Fund pays the Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Adviser. The fee is based on the Fund’s daily net assets. For the fiscal year ended October 31, 2019, the Fund paid total investment advisory compensation (net of fee waivers, if applicable) amounting to 0.31% of the Fund’s average daily net assets.

Morgan Stanley Investment Management Inc., as the Adviser and the Administrator, has agreed to reduce its advisory fee, its administration fee, and/or reimburse the Fund, if necessary, if such fees would cause the total annual operating expenses of the Fund to exceed 0.95% for Class A, 1.24% for Class L, 0.60% for Class I, 1.70% for Class C and 0.57% for Class IS. In determining the actual amount of fee waiver and/or expense reimbursement for the Fund, if any, the Adviser and Administrator exclude from total annual operating expenses certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund’s Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Adviser and Administrator may make additional voluntary fee waivers and/or expense reimbursements. The Adviser and Administrator may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.

The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s actual expenses for the most recent fiscal year may be different than the expenses listed in the Fund’s fee and expense table based upon the extent and amount of a fee waiver and/or expense reimbursement.

A discussion regarding the Board of Trustees’ approval of the investment advisory agreement and sub-advisory agreement is available in the Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2019.

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Shareholder Information

Pricing Fund Shares

The NAV of the Fund (excluding sales charges) is based on the value of the Fund’s portfolio securities. While the assets of each class are invested in a single portfolio of securities, the NAV of each class will differ because the classes have different ongoing fees.

The NAV of the Fund is determined once daily on each business day as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) or such other times as the NYSE may officially close (the “Pricing Time”). Shares will generally not be priced on any day that the NYSE is closed, although Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day. On any business day when SIFMA recommends that the bond markets close early, the Fund reserves the right to close at or prior to the SIFMA recommended closing time. If the Fund does so, it will cease granting same day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may also elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when the Fund does not price its shares. Therefore, to the extent, if any, that the Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

The value of the Fund’s portfolio securities is based on the securities’ market price when available. When a market price is not readily available, including circumstances under which the Adviser and/or Sub-Adviser determine that a security’s market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund’s Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development that is likely to have changed the value of the security.

In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

To the extent the Fund invests in open-end management companies (other than exchange-traded funds) that are registered under the Investment Company Act of 1940, as amended (“1940 Act”), the Fund’s NAV is calculated based in relevant part upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Contacting a Morgan Stanley Financial Advisor

If you are new to the Morgan Stanley Funds and would like to contact a Morgan Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com

How to Buy Shares

The Fund has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

Because every investor has different immediate financial needs and long-term investment goals, the Fund currently offers investors five classes of shares: Classes A, I, C, IS and IR. This Prospectus offers Class A, Class I, Class C and Class IS shares of the Fund. The Fund offers Class IR shares through a separate prospectus. Class I and Class IS shares are only offered to a limited group of investors. Each class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Intermediary can help you decide which class may be most appropriate for you. When purchasing Fund shares, you must specify which class of shares you wish to purchase.

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Minimum Investment Amounts. The minimum investment amounts for Class A shares and Class C shares are as follows:

	Minimum Investment
Investment Options	Initial	Additional
Regular Account	$1,000	$100
Individual Retirement Account	$1,000	$100

The minimum investment amount is generally $5 million for Class I shares. To be eligible to purchase Class I shares, you must qualify under one of the investor categories specified in the “Shareholder Information—Share Class Arrangements” section of this Prospectus.

The minimum initial investment amounts may be waived for Class A, Class I and Class C by the Adviser for the following categories: (1) sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution; (2) sales through a Financial Intermediary that has entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee; (3) qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions); (4) defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A, Class I and/or Class C shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has entered into an agreement with the Fund, the Distributor and/or the Adviser pursuant to which such Class A, Class I and/or Class C shares are available to such plans; (5) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund’s Trustees; (6) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (7) current or retired Directors or Trustees of the Morgan Stanley Funds, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary; (8) certain other registered open-end investment companies whose shares are distributed by the Distributor; (9) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser; (10) the reinvestment of dividends from Class A, Class I or Class C shares of the Fund in additional shares of the same class of the Fund; or (11) certain other institutional investors based on assets under management or other considerations at the discretion of the Adviser.

Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.

To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Code and in each case subject to the discretion of the Adviser. Omnibus trades of $10 million or more shall be accepted from certain platforms, including: (i) banks and trust companies; (ii) insurance companies; and (iii) registered investment advisory firms. The $10 million minimum initial investment amount may be waived for Class IS shares purchased by or through: (1) certain registered open-end investment companies whose shares are distributed by the Distributor; or (2) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

The Adviser, in its sole discretion, may waive a minimum initial investment amount in certain cases.

Purchasing Shares Through a Financial Intermediary. You may open a new account and purchase Fund shares through your Financial Intermediary. Your Financial Intermediary will assist you with the procedures to invest in shares of the Fund. Your Financial Intermediary may charge transaction-based or other fees in connection with the purchase or sale of Fund shares. Please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.

With respect to sales through Financial Intermediaries, no offers or sales of Fund shares may be made in any foreign jurisdiction, except with the consent of the Distributor.

Purchasing Shares Directly from the Fund.

Initial Purchase by Mail

You may open a new account, subject to acceptance by the Fund, and purchase shares by completing and signing a New Account Application provided by DST Asset Manager Solutions, Inc. (the “Transfer Agent”), which you can obtain by calling the Transfer Agent at 1-800-548-7786 (our automated telephone system (which is generally accessible 24 hours a day, seven days a week)) and mailing it to Morgan Stanley Global Fixed Income Opportunities Fund, c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Global Fixed Income Opportunities Fund.

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Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing shares by wire.

Initial Purchase by Wire

You may purchase shares by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the “Custodian”). You must forward a completed New Account Application to the Transfer Agent in advance of the wire by following the instructions under “Initial Purchase by Mail.” You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #99060238
Attn: Morgan Stanley Funds Subscription Account
Ref: (Fund Name, Account Number, Account Name)

Additional Investments. You may purchase additional Fund shares for your account at any time by contacting your Financial Intermediary or by contacting the Fund directly. For additional purchases directly from the Fund, you should write a “letter of instruction” that includes your account name, account number, the Fund name and the class selected, signed by the account owner(s), to assure proper crediting to your account. The letter must be mailed along with a check in accordance with the instructions under “Initial Purchase by Mail.” Instead of a letter you may mail a check along with the payment stub attached to the bottom portion of your account statement. You may also purchase additional shares by wire by following the instructions under “Initial Purchase by Wire.”

General. To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.

When you buy Fund shares, the shares (plus any applicable sales charge) will be purchased at the next share price calculated after we receive your purchase order in good order. Purchase orders not received in good order prior to Pricing Time will be executed at the NAV next determined after the purchase order is received in good order. Certain institutional investors and financial institutions have entered into arrangements with the Fund, the Adviser and/or the Distributor pursuant to which they may place orders prior to the Pricing Time, but make payment in Federal Funds for those shares up to three days after the purchase order is placed, depending on the arrangement. We reserve the right to reject any order for the purchase of Fund shares for any reason.

The Fund may suspend the offering of shares, or any class of shares, or reject any purchase orders when we think it is in the best interest of the Fund.

How to Exchange Shares

Permissible Fund Exchanges. You may exchange shares of any class of the Fund for the same class of shares of any mutual fund (excluding money market funds) sponsored and advised by the Adviser (each, a “Morgan Stanley Multi-Class Fund”), if available, without the imposition of an exchange fee. Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors. In addition, you may exchange shares of any class of the Fund for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley New York Municipal Money Market Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a “Morgan Stanley Money Market Fund” and, together with the Morgan Stanley Multi-Class Funds, the “Morgan Stanley Funds”), if available, without the imposition of an exchange fee. You may also exchange Class A shares or Class I shares of the Fund for Class A shares or Wealth Class or Advisory Class shares, respectively, of Morgan Stanley Institutional Fund Trust Liquid Assets Prime Portfolio. Because purchases of Class A shares of Morgan Stanley Institutional Fund Trust Liquid Assets Prime and Ultra-Short Income Portfolios are not subject to a sales charge, and purchases of Class A shares of Morgan Stanley Institutional Fund Trust Short Duration Income and Ultra-Short Municipal Income Portfolios are subject to a reduced sales charge, you may be subject to the payment of a sales charge by your Financial Intermediary, at time of exchange into Class A shares of a Morgan Stanley Fund, based on the amount that you would have owed if you directly purchased Class A shares of that Morgan Stanley Fund (less any sales charge previously paid in connection with shares exchanged for such shares of Morgan Stanley Institutional Fund Trust Liquid Assets Prime, Short Duration Income,

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Ultra-Short Income or Ultra-Short Municipal Income Portfolios, as applicable). Class L shares of the Fund that are exchanged for shares of a Morgan Stanley Money Market Fund may be subsequently re-exchanged for Class L shares of the Fund or any other Morgan Stanley Multi-Class Fund (even though Class L shares are closed to investors).

Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee) and in accordance with the eligibility requirements of such Fund. To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call the Transfer Agent at 1-800-548-7786. If you purchased Fund shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary for more information regarding the exchange privilege and to determine which Morgan Stanley Funds are available for exchange. The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies, investment minimums and applicable sales charges, and should be read before investing. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are generally not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase (except with respect to exchanges of Class L shares as noted above).

There are special considerations when you exchange Class A and Class C shares of the Fund that are subject to a CDSC. When determining the length of time you held the Class A or Class C shares, any period (starting at the end of the month) during which you held such shares will be counted. In addition, any period (starting at the end of the month) during which you held (i) Class A or Class C shares of a Morgan Stanley Multi-Class Fund or (ii) shares of a Morgan Stanley Money Market Fund, any of which you acquired in an exchange from such Class A or Class C shares of the applicable Fund, will also be counted; however, if you sell shares of (a) the Morgan Stanley Multi-Class Fund or (b) the Morgan Stanley Money Market Fund, before the expiration of the CDSC “holding period,” you will be charged the CDSC applicable to such shares.

You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. The Fund reserves the right to reject an exchange order for any reason.

Exchange Procedures. You can process an exchange by contacting your Financial Intermediary. You may also write the Transfer Agent or call toll-free 1-800-548-7786 to place an exchange order.

Exchange requests received on a business day (prior to the time shares of the funds involved in the request are priced) will be processed on the date of receipt. “Processing” a request means that shares of the Fund that you are exchanging will be redeemed and shares of the Morgan Stanley Fund that you are purchasing will be purchased at the NAV next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See “Limitations on Exchanges.” For direct accounts, the check writing privilege is not available for Morgan Stanley Money Market Fund shares you acquire in an exchange from a non-money market fund. If you are investing through a financial advisor, check with your advisor regarding the availability of check writing privileges.

Telephone Exchanges. Morgan Stanley and its subsidiaries, the Transfer Agent, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, the Transfer Agent or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone exchanges may not be available if you cannot reach the Transfer Agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other exchange procedures described in this section.

Telephone instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. On any business day that the NYSE closes early, or when SIFMA recommends that the securities markets close early, the Fund may close early and purchase orders received after such earlier closing times will be processed the following business day. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

You automatically have the telephone exchange privilege unless you indicate otherwise by checking the applicable box on the New Account Application. You may also opt out of telephone privileges at any time by contacting the Transfer Agent at 1-800-548-7786. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

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Shareholder Information (Con’t)

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Financial Intermediary regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the “Shareholder Information—Taxes” section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed. Determinations in this regard may be based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. The Fund reserves the right to reject an exchange request for any reason.

For further information regarding exchange privileges, you should contact your Financial Intermediary or call toll-free 1-800-548-7786.

CDSC Calculations on Exchanges. See the “Shareholder Information—Share Class Arrangements” section of this Prospectus for a discussion of how applicable CDSCs are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Financial Intermediary or call toll-free 1-800-548-7786.

How to Sell Shares

You can sell some or all of your Fund shares at any time. If you sell Class A or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

Options	Procedures
Contact Your Morgan Stanley Financial Advisor/Financial Intermediary

To sell your shares, simply call your Financial Intermediary. Payment will be sent to the address to which the account is registered or deposited in your brokerage account. Your Financial Intermediary may charge transaction-based or other fees in connection with the purchase or sale of the Fund’s shares. Please contact your Financial Intermediary for more information regarding any such fees.

Contact the Fund By Telephone

You can also sell your shares by telephone and have the proceeds sent to the address of record or wired to your bank account of record. You automatically have the telephone redemption privilege unless you indicate otherwise by checking the applicable box on the New Account Application. You may also opt out of telephone privileges at any time by contacting the Transfer Agent at 1-800-548-7786.

Before processing a telephone redemption, keep the following information in mind:

• You can establish this option at the time you open the account by completing the New Account Application or subsequently by calling toll-free 1-800-548-7786.
• Call toll-free 1-800-548-7786 to process a telephone redemption using our automated telephone system which is generally accessible 24 hours a day, seven days a week.
• Your request must be received prior to market close, generally 4:00 p.m. Eastern time.
• If your account has multiple owners, the Transfer Agent may rely on the instructions of any one owner.
• Proceeds must be made payable to the name(s) and address in which the account is registered.
• You may redeem amounts of $50,000 or less daily if the proceeds are to be paid by check or by Automated Clearing House.
• This privilege is not available if the address on your account has changed within 15 calendar days prior to your telephone redemption request.
• Telephone redemption is available for most accounts other than accounts with shares represented by certificates.

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Shareholder Information (Con’t)

Options	Procedures
Contact the Fund By Telephone (continued)

If you request to sell shares that were recently purchased by check, the proceeds of that sale may not be sent to you until it has been verified that the check has cleared, which may take up to 15 calendar days from the date of purchase.

Morgan Stanley and its subsidiaries, the Transfer Agent and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, the Transfer Agent or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if a shareholder cannot reach the Transfer Agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption procedures described in this section.

Contact the Fund By Letter

You can also sell your shares by writing a “letter of instruction” that includes:
• the name on your account and account number;
• the name of the Fund;
• the dollar amount or the number of shares you wish to sell;
• the class of shares you wish to sell;
• the signature of each owner as it appears on the account; and
• whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you.

If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to the Transfer Agent. (You should contact the Transfer Agent toll-free at 1-800-548-7786 for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

Mail the letter to DST Asset Manager Solutions, Inc. at P.O. Box 219804, Kansas City, MO 64121-9804. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation. A check or wire will be sent according to your instructions.

Systematic Withdrawal Plan

If your investment in all of the Morgan Stanley Funds has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund’s balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class A and Class C waiver categories listed in the “Shareholder Information—Share Class Arrangements” section of this Prospectus.

To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call toll-free 1-800-548-7786. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund “distributions,” and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

Payment for Sold Shares. The Fund typically expects to pay redemption proceeds to you within three business days following receipt of your redemption request for those payments made to your brokerage account held with a financial intermediary. For redemption proceeds that are paid directly to you by the Fund, the Fund typically expects to pay redemption proceeds by check or by wire to you within one business day, following receipt of your redemption request; however, in all cases, it may take up to seven calendar days to pay redemption proceeds.

The Fund typically expects to meet redemption requests by using a combination of sales of securities held by the Fund and/or holdings of cash and cash equivalents. On a less regular basis, the Fund also reserves the right to use borrowings to meet redemption requests, and the Fund may use these methods during both normal and stressed market conditions.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, the proceeds of the sale may not be sent to you until it has been verified that the check has cleared, which may take up to 15 calendar days from the date of purchase.

Payments-in-Kind. If we determine that it is in the best interest of the Fund not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you securities held by the Fund. If the Fund redeems your shares in-kind, you will bear any

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market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the “Shareholder Information—Taxes” section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Conversion to a New Share Class. If the value of an account containing Class I or Class IS shares falls below the applicable investment minimum because of shareholder redemption(s) or the failure to meet one of the waiver criteria set forth under “How to Buy Shares—Minimum Investment Amounts” above and, if the account value remains below such investment minimum, the shares in such account may, at the Adviser’s discretion, convert to another class of shares offered by the Fund, if an account meets the minimum investment amount for such class, and will be subject to the shareholder services fee and other features applicable to such shares. Conversion to another class of shares will result in holding a share class with higher fees. The Fund will not convert to another class of shares based solely upon changes in the market that reduce the NAV. Under current tax law, conversion between share classes is not a taxable event to the shareholder. Shareholders will be notified prior to any such conversion.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same class of Fund shares, if available, at their NAV and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. If the value of an account falls below the investment minimum for a particular share class of the Fund because of shareholder redemption(s) or you no longer meet one of the waiver criteria set forth under “How to Buy Shares—Minimum Investment Amounts” above and, if the account value remains below such investment minimums, the shares in such account may be subject to redemption by the Fund. The Fund will not redeem shares based solely upon changes in the market that reduce the NAV. If redeemed, redemption proceeds will be promptly paid to the shareholder.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Financial Intermediary regarding restrictions on the sale of such shares.

Targeted DividendsSM

You may select to have your Fund distributions automatically invested in other classes of Fund shares or classes of another Morgan Stanley Fund that you own. Contact your financial advisor for further information about this service.

Distributions

The Fund passes substantially all of its earnings from income and capital gains along to its investors as “distributions.” The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as “capital gain distributions.”

The Fund declares income dividends separately for each class. Distributions paid on Class A, Class I and Class IS shares usually will be higher than for Class L and Class C shares because distribution fees that Class L and Class C shares pay are higher. Normally, income dividends are distributed to shareholders monthly. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment. These payments would not be taxable to you as a shareholder, but would have the effect of reducing your basis in the Fund.

Distributions are reinvested automatically in additional shares of the same class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Intermediary within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Transfer Agent at least five business days prior to the record date of the distributions.

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Frequent Purchases and Redemptions of Fund Shares

Frequent purchases and redemptions of Fund shares by Fund shareholders are referred to as “market-timing” or “short-term trading” and may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.

In addition, the Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund’s portfolio securities trade and the time the Fund’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the Fund’s NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Fund’s shares the next day, when the Fund’s share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Fund shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.

The Fund’s policies with respect to valuing portfolio securities are described in “Shareholder Information—Pricing Fund Shares.”

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Fund’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Fund’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Shareholder Information—How to Buy Shares,” “—How to Sell Shares” and “—How to Exchange Shares” sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Fund’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment managers, broker-dealers, transfer agents and third-party administrators, the Fund (i) requests assurance that such Financial Intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures, and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund’s policies (or, upon prior written approval only, a Financial Intermediary’s own policies) with respect to frequent purchases, redemptions and exchanges of Fund shares.

Omnibus accounts generally do not identify customers’ trading activity to the Fund on an individual ongoing basis. Therefore, with respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Fund relies on the Financial Intermediary to monitor frequent short-term trading within the Fund by the Financial Intermediary’s customers. However, the Fund or the Distributor has entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

Taxes

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

•	The Fund makes distributions; and

•	You sell Fund shares, including an exchange to another Morgan Stanley Fund.

Your distributions are normally subject to federal income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to state and local income tax. Depending on your state’s rules, however, dividends attributable to interest earned on direct obligations of the U.S. Government may be exempt from state and local taxes. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. The Fund does not anticipate that it will make distributions eligible for the reduced rate of taxation applicable to qualified dividend income.

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If certain holding period requirements are met with respect to your shares, a portion (which, if any, is not expected to be significant) of the income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

If more than 50% of the Fund’s assets are invested in foreign securities at the end of any fiscal year, the Fund may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Fund. If the Fund makes such an election, the shareholders would also include the amount of such foreign taxes in their income.

If you buy shares of the Fund before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares).

You will be sent a statement (U.S. Internal Revenue Service (“IRS”) Form 1099-DIV) by February of each year showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and any capital gains for tax purposes.

Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by the Fund of investment income and short-term capital gains.

The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

The Fund (or its administrative agent) is required to report to the IRS and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds at a rate of 24%. Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

Share Class Arrangements

The Fund offers several classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Financial Intermediary can help you decide which class may be appropriate for you.

The general public is offered two classes: Class A shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. Class L shares are closed to new investments. Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional shares of their respective class through reinvestment of dividends and distributions. A fourth class, Class I shares, is offered only to a limited category of investors. The Fund offers a fifth class, Class IS shares, which is offered only to eligible investors meeting certain minimum investment requirements. The Fund also offers a sixth class, Class IR shares, through a separate Prospectus. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC.

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A shareholder currently holding a class of shares of the Fund in a Merrill Lynch Advisory Program (as defined herein) account may have such shares converted by Merrill Lynch to an eligible class of shares of the Fund for a Merrill Lynch brokerage account upon the transfer of the shares of the Fund from a Merrill Lynch Advisory Program account to a brokerage account with Merrill Lynch. Such conversions will be on the basis of the relative NAVs and without the imposition of any redemption fee or other charge. The fees and expenses of the new class may be higher than those of the previously held class.

In addition, the Adviser may in its sole discretion permit a conversion of one share class to another share class of the same Fund in certain circumstances, provided that the Fund’s eligibility requirements are met, and subject to the shareholder’s consent. Such conversions will be on the basis of the relative NAVs and without the imposition of any redemption fee or other charge.

A conversion of shares of one class directly for shares of another class of the same Fund normally should not be taxable for federal income tax purposes.

Please ask your financial advisor if you are eligible for converting a class of shares pursuant to the conversion features described in this Prospectus. A conversion feature’s availability will be subject to the applicable classes being offered on a Financial Intermediary’s platform. Shareholders should carefully review information in this Prospectus regarding share class features, including conversions and exchanges, or contact their financial advisor for more information. You should talk to your tax advisor before making a conversion.

Sales personnel may receive different compensation for selling each class of shares. The sales charges applicable to each class provide for the distribution financing of shares of that class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each class:

Class	Sales Charge	Maximum Annual 12b-1 Fee
A	Maximum 3.25% initial sales charge reduced for purchases of $100,000 or more; shares purchased without an initial sales charge are generally subject to a 0.50% CDSC if sold during the first 18 months	0.25%
L	None	0.50%
I	None	None
C	Maximum 1.00% CDSC on sales made within one year after the last day of the month of purchase	1.00%
IS	None	None

While Class L and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information for each class set forth below for specific eligibility requirements. You must notify your Financial Intermediary (or the Transfer Agent if you purchase shares directly through the Fund) at the time a purchase order (or in the case of Class C, a redemption order) is placed, that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of your Financial Intermediary or the Transfer Agent does not confirm your represented holdings.

The availability of sales charge waivers and discounts may depend on whether you purchase Fund shares directly from the Fund (or the Distributor) or a Financial Intermediary. More information regarding sales charge discounts and waivers is summarized below. The Fund’s sales charge waivers (and discounts) disclosed in this Prospectus are available for qualifying purchases made directly from the Fund (or the Distributor) and are generally available through Financial Intermediaries. The sales charge waivers (and discounts) available through certain other Financial Intermediaries are set forth in Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from the Fund (or the Distributor). Please contact your Financial Intermediary regarding applicable sales charge waivers (and discounts) and for information regarding the Financial Intermediary’s related policies and procedures.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your Financial Intermediary (or the Transfer Agent if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley Funds held in all related accounts described below at your Financial Intermediary, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum. The Fund makes available, in a clear and prominent format,

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free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers and eligibility minimums. The web site includes hyperlinks that facilitate access to the information.

Front-End Sales Charge or FSC

An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges—the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.

CLASS A SHARES Class A shares are sold at NAV plus an initial sales charge of up to 3.25% of the public offering price. The initial sales charge is reduced for purchases of $100,000 or more according to the schedule below. Investments of $500,000 or more are not subject to an initial sales charge, but are generally subject to a CDSC of 0.50% on sales made within 18 months after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class C shares. See “Class C—CDSC Waivers” section of this Prospectus for a discussion of the applicable CDSC waivers. In addition, the CDSC on Class A shares will be waived in connection with sales of Class A shares for which no commission or transaction fee was paid by the Distributor or Financial Intermediary at the time of purchase of such shares. Class A shares are also subject to an annual distribution and shareholder services (12b-1) fee of up to 0.25% of the average daily net assets of the class. The maximum annual 12b-1 fee payable by Class A shares is lower than the maximum annual 12b-1 fee payable by Class L or Class C shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

	Front-End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $100,000	3.25%	3.36%	3.00%
$100,000 but less than $250,000	2.00%	2.04%	1.75%
$250,000 but less than $500,000	1.00%	1.01%	0.75%
$500,000 and over[1]	0.00%	0.00%	0.00%
1	The Distributor may pay a commission of up to 0.50% to a Financial Intermediary for purchase amounts of $500,000 or more.

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of the Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts (“Related Accounts”):

•	A single account (including an individual, a joint account, a trust or fiduciary account).

•	A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

•	An UGMA/UTMA (Uniform Gifts to Minors Act/Uniform Transfers to Minors Act) account.

•	An IRA.

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual accounts.

Combined Purchase Privilege. You will have the benefit of a reduced sales charge by combining your purchase of Class A shares of the Fund in a single transaction with your purchase of Class A shares of any other Morgan Stanley Multi-Class Fund for any Related Account except for purchases of shares of Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income or Ultra-Short Municipal Income Portfolios.

Right of Accumulation. Your sales charge may be reduced if you invest $100,000 or more in a single transaction, as calculated below:

(a) the NAV of Class A shares of the Fund being purchased plus the total of the NAV of any Class A, Class L and Class C shares of the Fund held in Related Accounts as of the transaction date,

(b) plus the total of the NAV of Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (including shares of Morgan Stanley Money Market Funds (as defined herein) that you acquired in a prior exchange of Class A, Class L or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund, excluding

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Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios) held in Related Accounts as of the transaction date.

Notification. You must notify your Financial Intermediary (or the Transfer Agent, if you purchase shares directly through the Fund) at the time a purchase order is placed that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your Financial Intermediary or the Transfer Agent does not confirm your represented holdings. Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information.

In order to obtain a reduced sales charge for Class A shares of the Fund under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Financial Intermediary (or the Transfer Agent, if you purchase shares directly through the Fund) of the existence of any Related Accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding your purchases and/or holdings of any Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund (including shares of Morgan Stanley Money Market Funds that you acquired in an exchange from Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund except Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios) held in all Related Accounts at your Financial Intermediary, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.

Letter of Intent. The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written “Letter of Intent.” A Letter of Intent provides for the purchase of Class A shares of the Fund and Class A shares of other Morgan Stanley Multi-Class Funds, except Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios, within a 13-month period. The initial purchase of Class A shares of the Fund under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude the Fund (or any other Morgan Stanley Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include (1) the cost of Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund that were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent and (2) the historical cost of shares of any Morgan Stanley Money Market Fund that you acquired in an exchange from Class A shares of the Fund or any other Morgan Stanley Multi-Class Fund purchased during that period at a price including a front-end sales charge. You may also combine purchases and exchanges by any Related Accounts during such 90-day period.

You should retain any records necessary to substantiate historical costs because the Fund, the Transfer Agent and your Financial Intermediary may not maintain this information. You can obtain a Letter of Intent by contacting your Financial Intermediary or by calling toll-free 1-800-548-7786. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

Other Sales Charge Waivers. In addition to investments of $500,000 or more, your purchase of Class A shares is not subject to a front-end sales charge if your account qualifies under one of the following categories:

•	Sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) asset allocation programs, (iii) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (iv) certain other investment programs that do not charge an asset-based fee, as outlined in an agreement between the Distributor and such financial institution.

•	Sales through Financial Intermediaries who have entered into an agreement with the Distributor to offer Fund shares to self-directed investment brokerage accounts, which may or may not charge a transaction fee.

•	Qualified state tuition plans described in Section 529 of the Code (subject to all applicable terms and conditions).

•	Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code, where such plans purchase Class A shares through a plan-level or omnibus account sponsored or serviced by a Financial Intermediary that has an agreement with the Fund, the Distributor and/or the Adviser pursuant to which Class A shares are available to such plans without an initial sales charge.

•	Certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund’s Trustees.

•	Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

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•	Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•	Certain other registered open-end investment companies whose shares are distributed by the Distributor.

•	Investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

•	The reinvestment of dividends from Class A shares in additional Class A shares of the Fund.

Certain waivers may not be available depending on the policies at certain Financial Intermediaries. Please consult your Financial Intermediary for more information. For specific information with respect to sales charge waivers and discounts available through a specific Financial Intermediary, please refer to Appendix A attached to this Prospectus.

Conversion Feature. A shareholder currently holding Class A shares of the Fund in a fee-based advisory program (“Advisory Program”) account or currently holding Class A shares in a brokerage account, but wishing to transfer into an Advisory Program account may convert such shares to Class I shares of the Fund within the Advisory Program at any time. Such conversions will be on the basis of the relative NAVs, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class A shares, then the conversion may not occur until after the shareholder has held the shares for an 18-month period, except that, effective May 1, 2017, a CDSC applicable to Class A shares converted to Class I shares through traditional IRAs, Roth IRAs, Rollover IRAs, inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts on the Merrill Lynch platform will be waived and Merrill Lynch will remit to the Distributor the full amount of the CDSC otherwise payable upon sale of such shares. Please ask your financial advisor if you are eligible for converting your Class A shares to Class I shares pursuant to these conversion features.

Contingent Deferred Sales Charge or CDSC

A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.

CLASS L SHARES The Fund has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

Distribution Fee. Class L shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 0.50% of the average daily net assets of that class. The maximum annual 12b-1 fee payable by Class L shares is higher than the maximum annual 12b-1 fee payable by Class A shares.

Conversion Feature. A shareholder holding Class L shares of the Fund through a brokerage account or an Advisory Program account may convert such shares to either Class A or Class I shares of the Fund within an Advisory Program at any time. Such conversions will be on the basis of the relative NAVs, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. Please ask your financial advisor if you are eligible for converting your Class L shares to Class I shares pursuant to these conversion features.

CLASS I SHARES Class I shares are sold at NAV without any sales charge on purchases or sales and without any distribution and shareholder services (12b-1) fee. Class I shares are offered only to investors meeting an initial investment minimum of $5 million and the following categories:

•	Sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs, (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (v) certain other investment programs that do not charge an asset-based fee.

•	Qualified state tuition plans described in Section 529 of the Code and donor-advised charitable gift funds (subject to all applicable terms and conditions).

•	Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code.

•	Certain other registered open-end investment companies whose shares are distributed by the Distributor.

•	Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

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•	Certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund’s Trustees.

•	Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•	Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

•	Investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

•	The reinvestment of dividends from Class I shares in additional Class I shares of the Fund.

Meeting Class I Eligibility Minimums. To meet the $5 million initial investment to qualify to purchase Class I shares you may combine: (1) purchases in a single transaction of Class I shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class I shares of Morgan Stanley Multi-Class Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares. Shareholders cannot combine purchases made by family members or a shareholder’s other Related Accounts in a single transaction for purposes of meeting the $5 million initial investment minimum requirement to qualify to purchase Class I shares.

CLASS C SHARES Class C shares are sold at NAV with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase.

Financial Intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. You should discuss with your Financial Intermediary which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases that qualify for such reduction under the combined purchase privilege or right of accumulation privilege available on Class A share purchases.

With respect to Class C shares, the CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s account that are not subject to a CDSC, followed by shares held the longest in the shareholder’s account. A CDSC may be waived under certain circumstances. See the Class C CDSC waiver categories listed below.

CDSC Waivers. The CDSC on Class C shares will be waived in connection with the sale of Class C shares for which no commission or transaction fee was paid by the Distributor or Financial Intermediary at the time of purchase of such shares. In addition, a CDSC, if otherwise applicable, will be waived in the case of:

•	Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you (i.e., a “living trust”) or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a “joint living trust”); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided in either case that the sale is requested within one year after your death or initial determination of disability.

•	Sales in connection with the following retirement plan “distributions”: (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a “key employee” of a “top heavy” plan, following attainment of age 59 1/2); (ii) required minimum distributions and certain other distributions (such as those following attainment of age 59 1/2) from an IRA or 403(b) Custodial Account; or (iii) a tax-free return of an excess IRA contribution (a distribution does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

•	Sales of shares in connection with the systematic withdrawal plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the systematic withdrawal plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

The Distributor may require confirmation of your entitlement before granting a CDSC waiver. If you believe you are eligible for a CDSC waiver, please contact your Financial Intermediary or call toll-free 1-800-548-7786.

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Shareholder Information (Con’t)

Distribution Fee. Class C shares are also subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the average daily net assets of that class. The Fund pays the Distributor (i) a shareholder services fee of up to 0.25% of the average daily net assets of the Class C shares on an annualized basis and (ii) a distribution fee of up to 0.75% of the average daily net assets of the Class C shares on an annualized basis. The maximum annual 12b-1 fee payable by Class C shares is higher than the maximum annual 12b-1 fee payable by Class A and Class L shares.

Conversion Feature. A shareholder holding Class C shares of the Fund through a brokerage account or an Advisory Program account may convert such shares to either Class A or Class I shares of the Fund within an Advisory Program at any time. Such conversions will be on the basis of the relative NAVs, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class C shares, then the conversion may not occur until after the shareholder has held the shares for a 12-month period, except that, effective May 1, 2017, a CDSC applicable to Class C shares converted to Class I shares through traditional IRAs, Roth IRAs, Rollover IRAs, inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts on the Merrill Lynch platform will be waived and Merrill Lynch will remit the portion of the payment to be made to the Distributor in an amount equal to the CDSC multiplied by the number of months remaining on the CDSC period divided by the maximum number of months of the CDSC period. Please ask your financial advisor if you are eligible for converting your Class C shares to Class I shares pursuant to these conversion features.

After 10 years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund with no initial sales charge, provided that the Fund or the Financial Intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C shares have been held for at least 10 years. The automatic conversion of Class C shares to Class A shares will not apply to shares held through group retirement plan recordkeeping platforms of certain Financial Intermediaries who hold such shares in an omnibus and do not track participant level share lot aging to facilitate such a conversion. The 10-year period runs from the last day of the month in which the shares were purchased or, in the case of Class C shares acquired through an exchange, from the last day of the month in which the original Class C shares were purchased; the shares will convert to Class A shares based on their relative NAVs in the month following the 10-year period. At the same time, an equal proportion of Class C shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. A conversion of shares of one class directly for shares of another class of the same Fund normally should not be taxable for federal income tax purposes.

CLASS IS SHARES Class IS shares are offered at NAV without any sales charge on purchases or sales. In addition, no distribution (12b-1) or shareholder services fees, sub-accounting or other similar fees, or any finder’s fee payments are charged or paid on Class IS shares. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Code and in each case subject to the discretion of the Adviser. Omnibus trades of $10 million or more shall be accepted from certain platforms, including; (i) banks and trust companies; (ii) insurance companies; and (iii) registered investment advisory firms. The $10 million minimum initial investment amount may be waived for Fund shares purchased by or through: (1) certain registered open-end investment companies whose shares are distributed by the Distributor; or (2) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an ordinary dividend or capital gain and you reinvest that amount in the applicable class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to the Class A, Class L and Class C shares (Class I and Class IS shares are offered without any 12b-1 fee). The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class L and Class C shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and reduce your return in these classes and may cost you more than paying other types of sales charges.

Potential Conflicts of Interest

As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley has advised clients and has sponsored, managed or advised other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with the Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley

34

Morgan Stanley Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

may also from time to time create new or successor Affiliated Investment Accounts that may compete with the Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.

For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.

Material Nonpublic Information. It is expected that confidential or material nonpublic information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity.

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and the Investment team, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of the Fund or its shareholders. The Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an Investment team may face conflicts in the allocation of investment opportunities among the Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts.

Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser and Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation.

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for the Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of the Fund.

Morgan Stanley’s Investment Banking Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with the Fund and with respect to investments that the Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by the Fund. Morgan Stanley may give advice and provide recommendations to persons competing with the Fund and/or any of the Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments.

General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the Adviser, related persons of the Adviser and/or their clients. The Investment Advisers Act of 1940, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

35

Morgan Stanley Prospectus  |  Financial Highlights

Financial Highlights

The financial highlights tables that follow are intended to help you understand the financial performance of the Class A, Class L, Class I, Class C and Class IS shares of the Fund, as applicable, for the past five years or since inception if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The ratio of expenses to average net assets listed in the tables below for each class of shares of the Fund are based on the average net assets of the Fund for each of the periods listed in the tables. To the extent that the Fund’s average net assets decrease over the Fund’s next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

The information below has been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Ernst & Young LLP’s report, along with the Fund’s financial statements, are incorporated by reference into the Fund’s SAI. The Annual Report to Shareholders (which includes the Fund’s financial statements) and SAI are available at no cost from the Fund at the toll-free number noted on the back cover to this Prospectus.

36

Morgan Stanley Prospectus  |  Financial Highlights

Global Fixed Income Opportunities Fund

	Class A
	Year Ended October 31,
Selected Per Share Data:	2019	2018	2017	2016(1)	2015
Net asset value, beginning of period	$5.54	$5.66	$5.49	$5.51	$5.77
Income (loss) from investment operations:
Net investment income(2)	0.20	0.19	0.20	0.19	0.18
Net realized and unrealized gain (loss)	0.26	(0.13)	0.16	0.01	(0.21)
Total income (loss) from investment operations	0.46	0.06	0.36	0.20	(0.03)
Less distributions from:
Net investment income	(0.27)	(0.18)	(0.14)	(0.22)	(0.23)
Paid-in-capital	—	—	(0.05)	—	—
Total distributions	(0.27)	(0.18)	(0.19)	(0.22)	(0.23)
Net asset value, end of period	$5.73	$5.54	$5.66	$5.49	$5.51
Total Return(3)	8.55%	1.05%	6.66%	3.72%	(0.53)%
Ratios to Average Net Assets:
Net expenses	0.86% (4)	0.89% (4)(5)	0.90% (4)	0.88% (4)(6)	1.04% (4)
Net investment income	3.62% (4)	3.45% (4)(5)	3.66% (4)	3.46% (4)(6)	3.16% (4)
Rebate from Morgan Stanley affiliate	0.01%	0.01%	0.01%	0.01%	0.00% (7)
Supplemental Data:
Net assets, end of period, in thousands	$110,978	$81,598	$78,970	$87,515	$112,333
Portfolio turnover rate	94%	89%	84%	120%	102%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares.

(2)	The per share amounts were computed using an average number of shares outstanding during the period.
(3)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(4)

The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”

(5)	If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:
	PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
	October 31, 2018	0.93%	3.41%
(6)	If the Fund had not received the reimbursement from the custodian, the annualized expense and net investment income ratios would have been as follows:
	PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
	October 31, 2016	0.90%	3.44%
(7)	Amount is less than 0.005%.

37

Morgan Stanley Prospectus  |  Financial Highlights

Global Fixed Income Opportunities Fund

	Class L
	Year Ended October 31,
Selected Per Share Data:	2019	2018	2017	2016(1)	2015
Net asset value, beginning of period	$5.54	$5.66	$5.49	$5.51	$5.77
Income (loss) from investment operations:
Net investment income(2)	0.19	0.18	0.19	0.17	0.17
Net realized and unrealized gain (loss)	0.25	(0.13)	0.16	0.01	(0.21)
Total income (loss) from investment operations	0.44	0.05	0.35	0.18	(0.04)
Less distributions from:
Net investment income	(0.25)	(0.17)	(0.13)	(0.20)	(0.22)
Paid-in-capital	—	—	(0.05)	—	—
Total distributions	(0.25)	(0.17)	(0.18)	(0.20)	(0.22)
Net asset value, end of period	$5.73	$5.54	$5.66	$5.49	$5.51
Total Return(3)	8.25%	0.81%	6.41%	3.48%	(0.73)%
Ratios to Average Net Assets:
Net expenses	1.14% (4)	1.13% (4)(5)	1.13% (4)	1.11% (4)(6)	1.25% (4)
Net investment income	3.38% (4)	3.22% (4)(5)	3.42% (4)	3.23% (4)(6)	2.94% (4)
Rebate from Morgan Stanley affiliate	0.01%	0.01%	0.01%	0.01%	0.01%
Supplemental Data:
Net assets, end of period, in thousands	$5,557	$6,399	$8,263	$9,909	$12,834
Portfolio turnover rate	94%	89%	84%	120%	102%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Class L shares.

(2)	The per share amounts were computed using an average number of shares outstanding during the period.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”

(5)	If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:
	PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
	October 31, 2018	1.16%	3.19%
(6)	If the Fund had not received the reimbursement from the custodian, the annualized expense and net investment income ratios would have been as follows:
	PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
	October 31, 2016	1.13%	3.21%

38

Morgan Stanley Prospectus  |  Financial Highlights

Global Fixed Income Opportunities Fund

	Class I
	Year Ended October 31,
Selected Per Share Data:	2019	2018	2017	2016(1)	2015
Net asset value, beginning of period	$5.60	$5.72	$5.55	$5.57	$5.82
Income (loss) from investment operations:
Net investment income(2)	0.22	0.21	0.22	0.21	0.18
Net realized and unrealized gain (loss)	0.26	(0.13)	0.16	0.00 (3)	(0.18)
Total income (loss) from investment operations	0.48	0.08	0.38	0.21	(0.00) (3)
Less distributions from:
Net investment income	(0.28)	(0.20)	(0.16)	(0.23)	(0.25)
Paid-in-capital	—	—	(0.05)	—	—
Total distributions	(0.28)	(0.20)	(0.21)	(0.23)	(0.25)
Net asset value, end of period	$5.80	$5.60	$5.72	$5.55	$5.57
Total Return(4)	8.93%	1.34%	6.93%	4.00%	(0.17)%
Ratios to Average Net Assets:
Net expenses	0.59% (5)	0.59% (5)(6)	0.57% (5)	0.57% (5)(7)	0.69% (5)
Net investment income	3.88% (5)	3.74% (5)(6)	3.99% (5)	3.77% (5)(7)	3.18% (5)
Rebate from Morgan Stanley affiliate	0.01%	0.01%	0.01%	0.01%	0.01%
Supplemental Data:
Net assets, end of period, in thousands	$425,720	$292,269	$216,306	$173,507	$134,841
Portfolio turnover rate	94%	89%	84%	120%	102%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Class I shares.

(2)	The per share amounts were computed using an average number of shares outstanding during the period.
(3)	Amount is less than $0.005 per share.
(4)	Calculated based on the net asset value as of the last business day of the period.
(5)

The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”

(6)	If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:
	PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
	October 31, 2018	0.65%	3.68%
(7)	If the Fund had not received the reimbursement from the custodian, the annualized expense and net investment income ratios would have been as follows:
	PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
	October 31, 2016	0.60%	3.74%
39

Morgan Stanley Prospectus  |  Financial Highlights

Global Fixed Income Opportunities Fund

	Class C
	Year Ended October 31,				Period from April 30, 2015(2) to October 31, 2015
Selected Per Share Data:	2019	2018	2017	2016(1)
Net asset value, beginning of period	$5.53	$5.65	$5.49	$5.51	$5.73
Income (loss) from investment operations:
Net investment income(3)	0.16	0.15	0.16	0.15	0.03
Net realized and unrealized gain (loss)	0.26	(0.13)	0.15	0.01	(0.17)
Total income (loss) from investment operations	0.42	0.02	0.31	0.16	(0.14)
Less distributions from:
Net investment income	(0.23)	(0.14)	(0.10)	(0.18)	(0.08)
Paid-in-capital	—	—	(0.05)	—	—
Total distributions	(0.23)	(0.14)	(0.15)	(0.18)	(0.08)
Net asset value, end of period	$5.72	$5.53	$5.65	$5.49	$5.51
Total Return(4)	7.77%	0.34%	5.76%	3.03%	(2.48)% (9)
Ratios to Average Net Assets:
Net expenses	1.59% (5)	1.61% (5)(6)	1.58% (5)	1.58% (5)(7)	1.74% (5)(10)
Net investment income	2.91% (5)	2.73% (5)(6)	2.98% (5)	2.76% (5)(7)	1.22% (5)(10)
Rebate from Morgan Stanley affiliate	0.01%	0.01%	0.01%	0.01%	0.00% (8)(10)
Supplemental Data:
Net assets, end of period, in thousands	$29,890	$26,741	$23,255	$21,673	$10,269
Portfolio turnover rate	94%	89%	84%	120%	102%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Class C shares.

(2)	Commencement of Offering.
(3)	The per share amounts were computed using an average number of shares outstanding during the period.
(4)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(5)

The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”

(6)	If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:
	PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
	October 31, 2018	1.65%	2.69%
(7)	If the Fund had not received the reimbursement from the custodian, the annualized expense and net investment income ratios would have been as follows:
	PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
	October 31, 2016	1.61%	2.73%
(8)	Amount is less than 0.005%.
(9)	Not annualized.
(10)	Annualized.

40

Morgan Stanley Prospectus  |  Financial Highlights

Global Fixed Income Opportunities Fund

	Class IS
	Year Ended October 31,
Selected Per Share Data:	2019	2018	2017	2016(1)	2015
Net asset value, beginning of period	$5.61	$5.72	$5.55	$5.57	$5.83
Income (loss) from investment operations:
Net investment income(2)	0.23	0.22	0.23	0.21	0.21
Net realized and unrealized gain (loss)	0.25	(0.13)	0.15	0.01	(0.22)
Total income (loss) from investment operations	0.48	0.09	0.38	0.22	(0.01)
Less distributions from:
Net investment income	(0.29)	(0.20)	(0.16)	(0.24)	(0.25)
Paid-in-capital	—	—	(0.05)	—	—
Total distributions	(0.29)	(0.20)	(0.21)	(0.24)	(0.25)
Net asset value, end of period	$5.80	$5.61	$5.72	$5.55	$5.57
Total Return(3)	9.01%	1.40%	6.99%	4.07%	(0.13)%
Ratios to Average Net Assets:
Net expenses	0.51% (4)	0.53% (4)(5)	0.51% (4)	0.49% (4)(6)	0.64%(4)
Net investment income	3.97% (4)	3.82% (4)(5)	4.05% (4)	3.85% (4)(6)	3.60%(4)
Rebate from Morgan Stanley affiliate	0.01%	0.01%	0.01%	0.01%	0.00%(7)
Supplemental Data:
Net assets, end of period, in thousands	$208,058	$152,197	$210,777	$195,039	$63,680
Portfolio turnover rate	94%	89%	84%	120%	102%

(1)

Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Class IS shares.

(2)	The per share amounts were computed using an average number of shares outstanding during the period.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”

(5)	If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:
	PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
	October 31, 2018	0.56%	3.79%
(6)	If the Fund had not received the reimbursement from the custodian, the annualized expense and net investment income ratios would have been as follows:
	PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
	October 31, 2016	0.53%	3.81%
(7)	Amount is less than 0.005%.

41

Morgan Stanley Prospectus   |   Appendix

Appendix A

Intermediary-Specific Sales Charge Waivers and Discounts

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a Financial Intermediary. Financial Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s Financial Intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase Fund shares directly from the Fund (or the Distributor) or through another Financial Intermediary to receive these waivers or discounts. A Financial Intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Fund, the Adviser or the Distributor. The Fund and the Distributor do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Fund.

*****

Merrill Lynch

Effective May 1, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI and are subject to change.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of the Fund purchased through the Merrill Edge Self-Directed platform

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a conversion with respect to such shares (or any other class of shares) to load waived shares following a shorter holding period, that conversion right will apply following such shorter period

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	(i) Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary (ii) current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary (iii) certain retirement and deferred compensation programs established by Morgan Stanley Investment Management or its affiliates for their employees or the Fund’s Trustees, as described in this Prospectus

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

42

Morgan Stanley Prospectus  |  Appendix

Appendix A (Con’t)

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms

Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation and Letters of Intent

•	Breakpoints as described in this Prospectus

•	Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

Morgan Stanley Wealth Management

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or SAI, except that such shareholders will continue to be eligible for front-end sales charge breakpoint discounts as described in the Prospectus.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Raymond James

•	Shares purchased in an investment advisory program

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

•	A shareholder in the Fund’s Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on A and C Shares available at Raymond James

•	Death or disability of the shareholder

43

Morgan Stanley Prospectus  |  Appendix

Appendix A (Con’t)

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s Prospectus

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

•	Shares acquired through a right of reinstatement

Front-end Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent

•	Breakpoints as described in this Prospectus

•	Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Janney
Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and CDSC, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

Front-end Sales Charge Waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans

•	Shares acquired through a right of reinstatement

•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures

CDSC Waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Shares purchased in connection with a return of excess contributions from an IRA account

•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s Prospectus

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney

•	Shares acquired through a right of reinstatement

•	Shares exchanged into the same share class of a different fund

Front-end Sales Charge* Discounts available at Janney: Breakpoints, Rights of Accumulation and/or Letters of Intent

•	Breakpoints as described in this Prospectus

44

Morgan Stanley Prospectus  |  Appendix

Appendix A (Con’t)

•	Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

*Also referred to as an “initial sales charge.”

45

Where to Find Additional Information

Additional information about the Fund’s investments is available in the Fund’s Shareholder Reports. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The Fund’s SAI dated February 28, 2020 (as may be supplemented from time to time) also provides additional information about the Fund. The SAI is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund’s Shareholder Reports or SAI, to request other information about the Fund or to make shareholder inquiries, please call toll-free 1-800-548-7786. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

You also may obtain information about the Fund by calling your Financial Intermediary or by visiting our Internet site.

Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at: http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Morgan Stanley Distribution, Inc., member FINRA.

(THE FUND’S 1940 ACT FILE NO. IS 811-6515)

© 2020 Morgan Stanley.

[]

Morgan Stanley Global Fixed Income Opportunities Fund

Prospectus   |   February 28, 2020

Share Class	Ticker Symbol
Class IR	MFIRX

This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”) will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund’s website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

DINIRPRO 2/20

Morgan Stanley Prospectus  |  Fund Summary

Global Fixed Income Opportunities Fund

Investment Objectives

Morgan Stanley Global Fixed Income Opportunities Fund (the “Fund”) seeks a high level of current income as its primary investment objective. As a secondary objective, the Fund seeks to maximize total return but only to the extent consistent with its primary objective.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Class IR shares of the Fund. The Fund does not charge any sales load or other fees when you purchase or redeem Class IR shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class IR
Advisory Fee	0.32%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses	20.96%
Total Annual Fund Operating Expenses[1]	21.28%
Fee Waiver and/or Expense Reimbursement[1]	20.71%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.57%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class IR	$ 58	$ 3,809	$ 6,437	$ 10,064

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class IR	$ 58	$ 3,809	$ 6,437	$ 10,064
1	The Fund’s “Adviser” and “Administrator,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee, its administration fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.57% for Class IR. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund’s Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Adviser and Administrator may make additional voluntary fee waivers and/or expense reimbursements. The Adviser and Administrator may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.

Principal Investment Strategies

The Fund will normally invest at least 80% of its assets in a portfolio of fixed-income securities. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Fund’s Adviser and/or “Sub-Adviser,” Morgan Stanley Investment Management Limited, will allocate the Fund’s investments among the following asset classes or market segments: (1) corporate securities, (2) residential and commercial mortgage-backed securities, (3) asset-backed securities, (4) emerging market securities, (5) convertible securities, (6) U.S. government securities and foreign sovereign debt, and (7) derivatives, including interest rate-related derivatives and currency derivatives. Securities may be rated either investment grade or below investment grade and denominated in any currency, hedged or un-hedged. The amount of the Fund’s assets committed to any one asset class or market segment will fluctuate. However, the Fund may invest up to 65% of its net assets in any one asset class or market segment. The Adviser and Sub-Adviser have the flexibility to select any combination of at least two asset classes of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Fund’s assets may be invested in certain groups and not others.

1

Morgan Stanley Prospectus | Fund Summary

Global Fixed Income Opportunities Fund (Con’t)

The Fund’s investment process incorporates information about environmental, social and governance issues (also referred to as ESG) via an integrated approach within the investment team’s fundamental investment analysis framework. The Fund’s Adviser and/or Sub-Adviser may engage with management of certain issuers regarding corporate governance practices as well as what the Fund’s Adviser and/or Sub-Adviser deem to be materially important environmental and/or social issues facing a company.

The corporate securities in which the Fund will invest may include fixed-income securities issued by corporations located in or outside of the United States, certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, banks, commercial paper and convertible securities.

The types of mortgage-backed securities in which the Fund may invest include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), stripped mortgage-backed securities (“SMBS”) and commercial mortgage-backed securities (“CMBS”). Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively “Mortgage Assets”). CMOs are issued in multiple classes and each class has a fixed or floating rate and a stated maturity (when a debt security provides its final payment) or final distribution date. Certain classes will have more predictable cash flows than others. The Fund may invest in any class of CMO. SMBS are derivative multi-class mortgage-backed securities. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. In addition, the Fund may invest in to-be-announced pass-through mortgage-backed securities, which settle on a delayed delivery basis (“TBAs”).

Asset-backed securities represent an interest in a pool of assets such as, but not limited to, automobile loans, credit card receivables, student loans or home equity (prime and subprime) loans that have been securitized in pass-through structures similar to mortgage-backed securities.

The Fund may invest in fixed-income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or in fixed-income securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, including debt obligations of governmental issuers located in emerging market or developing countries and sovereign debt. The Fund may also invest generally in foreign securities that are denominated in U.S. dollars or in currencies other than U.S. dollars.

In pursuit of its investment objectives, the Fund may regularly enter into currency derivatives, including, but not limited to, foreign currency forward exchange contracts, and currency and currency index futures and options contracts for hedging and non-hedging purposes. The use of these currency derivatives may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. At times, the Fund may enter into “cross-currency” transactions involving currencies other than those in which securities held or proposed to be purchased are denominated.

In addition to its use of currency derivatives, the Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques. These derivative instruments will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The Fund may invest up to 20% of its net assets in loan-related investments, such as public bank loans made by banks or other financial institutions and loan participations and assignments, which may be rated investment grade or below investment grade. The Fund may also invest in restricted and illiquid securities.

Principal Risks

There is no assurance that the Fund will achieve its investment objectives, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Fixed-Income Securities. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The Fund may face a heightened level of interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve Board ends a quantitative easing program and/or raises rates. A rising interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions and extended durations (i.e., extension risk). The Fund is not limited as to the maturities (when a debt security provides its final payment) or durations (measure of interest rate sensitivity) of the securities in which it may invest. Securities with longer durations are likely to be more sensitive to changes

2

Morgan Stanley Prospectus  |  Fund Summary

Global Fixed Income Opportunities Fund (Con’t)

in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. The Fund may be subject to certain liquidity risks that may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates.

•	Mortgage-Backed Securities. Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of mortgage-backed securities will increase and market price will decrease. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in net asset value per share (“NAV”). Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing their sensitivity to interest rate changes and causing their prices to decline. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, mortgage-backed securities are subject to credit risk. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Furthermore, mortgage-backed securities may be subject to risks associated with the assets underlying those securities, such as a decline in value. Investments in mortgage-backed securities may give rise to a form of leverage (indebtedness) and may cause the Fund’s portfolio turnover rate to appear higher. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged.

•	CMOs. CMOs are comprised of various tranches, the expected cash flows of which have varying degrees of predictability as compared with the underlying Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. In addition, if the collateral securing CMOs or any third-party guarantees is insufficient to make payments, the Fund could sustain a loss.

•	SMBS. Investments in each class of SMBS are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Fund invests in SMBS and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

•	CMBS. CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

•	Asset-Backed Securities. Asset-backed securities involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Some asset-backed securities also entail prepayment risk and extension risk, which may vary depending on the type of asset.

•	High Yield Securities (“Junk Bonds”). The Fund’s investments in high yield securities expose it to a substantial degree of credit risk. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and may be considered speculative. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Fund may incur additional expenses to seek recovery.

3

Morgan Stanley Prospectus | Fund Summary

Global Fixed Income Opportunities Fund (Con’t)

•	U.S. Government Securities. The U.S. government securities in which the Fund invests can be subject to two types of risk: credit risk and interest rate risk. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. While the credit risk associated with U.S. government securities generally is considered to be minimal, the interest rate risk can be substantial. With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•	Sovereign Debt Securities. Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

•	Currency Derivatives. Investments in currency derivatives may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser and/or Sub-Adviser expect. Foreign currency forward exchange contracts and currency futures and options contracts create exposure to currencies in which the Fund’s securities are not denominated. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•	Loan-Related Investments. In addition to risks generally associated with debt investments, loan-related investments such as public bank loans and loan participations and assignments are subject to other risks. Such investments may be subject to additional risks including subordination to other creditors, no collateral or limited rights in collateral, lack of a regular trading market, extended settlement periods, liquidity risks, prepayment risks, potentially less protection under the federal securities laws and lack of publicly available information. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Fund, and a potential decrease in the Fund’s NAV. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk. These bank loans may exhibit greater price volatility as well.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. Liquidity risk may be magnified in a rising interest rate environment or in other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Other Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class IS shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one and five year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The Fund’s past performance, before and after taxes, is not necessarily an indication of

4

Morgan Stanley Prospectus  |  Fund Summary

Global Fixed Income Opportunities Fund (Con’t)

how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free 1-800-548-7786.

Annual Total Returns—Calendar Years

High Quarter	03/31/14	3.91%
Low Quarter	09/30/15	-1.74%

Average Annual Total Returns
(for the calendar periods ended December 31, 2019)

	Past 1 Year	Past 5 Years	Since Inception
Class IS1
Return Before Taxes	10.12%	4.42%	5.03%
Return After Taxes on Distributions[2]	8.37%	2.72%	3.24%
Return After Taxes on Distributions and Sale of Fund Shares	5.96%	2.62%	3.05%
Class IR1
Return Before Taxes	10.11%	N/A	6.38%
Bloomberg Barclays Global Aggregate (Hedged USD) Index (reflects no deduction for fees, expenses or taxes)[3]	8.22%	3.57%	4.25%[6]
Global Fixed Income Opportunities Blend Index (reflects no deduction for fees, expenses or taxes)[4]	8.22%	2.33%	2.21%[6]
Lipper Global Income Funds Index (reflects no deduction for taxes)[5]	7.64%	2.83%	2.95%[6]

(1)	Class IS shares commenced operations on September 13, 2013 and Class IR shares commenced operations on June 15, 2018. Class IS shares are not offered in the Prospectus.
(2)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
(3)

The Bloomberg Barclays Global Aggregate (Hedged USD) Index provides a broad-based measure of the global investment grade fixed-rate debt markets. Currency exposure is hedged to the U.S. dollar. It is not possible to invest directly in an index.

(4)

The Global Fixed Income Opportunities Blend Index is a performance linked benchmark of the old benchmark represented by Bloomberg Barclays Global Aggregate Index (unhedged USD) (a benchmark that provides a broad-based measure of the global investment grade fixed rate debt markets with returns in unhedged USD) from the Fund’s inception to December 31, 2016 to the new benchmark represented by Bloomberg Barclays Global Aggregate (Hedged USD) Index for periods thereafter. It is not possible to invest directly in an index.

(5)

The Lipper Global Income Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Income Funds classification. There are currently 30 funds represented in this Index.

(6)	Since Inception reflects the inception date of Class IS shares.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s Class IR shares will vary from the Class IS shares’ returns. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

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Morgan Stanley Prospectus | Fund Summary

Global Fixed Income Opportunities Fund (Con’t)

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Sub-Adviser. Morgan Stanley Investment Management Limited.

Portfolio Managers. The Fund is managed by members of the Global Fixed Income team. Information about the current members jointly and primarily responsible for the day-to-day implementation of the Fund’s overall strategy and portfolio construction is shown below:

Name	Title with Adviser/Sub-Adviser	Date Began Managing Fund
Jim Caron	Managing Director	October 2014
Richard Ford	Managing Director	October 2014
Michael Kushma	Managing Director	April 2014
Christian G. Roth	Managing Director	March 2010

Purchase and Sale of Fund Shares

To purchase Class IR shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum investment requirement may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—How to Buy Shares—Minimum Investment Amount.”

You can purchase or sell Fund shares on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting your Morgan Stanley Financial Advisor or other authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). Your shares will be sold at the next price calculated after we receive your order to redeem. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Buy Shares” and “—How To Sell Shares.”

To contact a Morgan Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you or access our office locator at www.morganstanley.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Class IR shares through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Class IR shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information. For additional information about the Fund’s revenue sharing arrangements for Class IR shares, see the section of the Statement of Additional Information (“SAI”) entitled “Revenue Sharing.”

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Morgan Stanley Prospectus | Fund Details

Global Fixed Income Opportunities Fund

Income An investment objective having the goal of selecting securities to pay out income rather than rise in price; as a secondary objective, the Fund seeks total return.

Additional Information about the Fund’s Investment Objectives, Strategies and Risks

Investment Objectives

Morgan Stanley Global Fixed Income Opportunities Fund seeks a high level of current income as its primary investment objective. As a secondary investment objective, the Fund seeks to maximize total return but only to the extent consistent with its primary objective.

Principal Investment Strategies

The Fund will normally invest at least 80% of its assets in a portfolio of fixed-income securities. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Adviser and/or Sub-Adviser will allocate the Fund’s investments among the following asset classes or market segments: (1) corporate securities, (2) residential and commercial mortgage-backed securities, (3) asset-backed securities, (4) emerging market securities, (5) convertible securities, (6) U.S. government securities and foreign sovereign debt, and (7) derivatives, including interest rate-related derivatives and currency derivatives. Securities may be rated either investment grade or below investment grade and denominated in any currency, hedged or un-hedged. The amount of the Fund’s assets committed to any one asset class or market segment will fluctuate. However, the Fund may invest up to 65% of its net assets in any one asset class or market segment. The Adviser and Sub-Adviser have the flexibility to select any combination of at least two asset classes of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Fund’s assets may be invested in certain groups and not others. The Fund may also use derivative instruments as discussed below. These derivative instruments will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The Fund’s investment process incorporates information about environmental, social and governance issues (also referred to as ESG) via an integrated approach within the investment team’s fundamental investment analysis framework. The Fund’s Adviser and/or Sub-Adviser may engage with management of certain issuers regarding corporate governance practices as well as what the Fund’s Adviser and/or Sub-Adviser deem to be materially important environmental and/or social issues facing a company.

The corporate securities in which the Fund will invest may include fixed-income securities issued by corporations located in or outside of the United States, certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, banks, commercial paper and convertible securities. The types of mortgage-backed securities in which the Fund may invest include mortgage pass-through securities, CMOs, SMBS and CMBS. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. CMOs are debt obligations collateralized by Mortgage Assets. CMOs are issued in multiple classes and each class has a fixed or floating rate and a stated maturity (when a debt security provides its final payment) or final distribution date. Certain classes will have more predictable cash flows than others. The Fund may invest in any class of CMO. SMBS are derivative multi-class mortgage-backed securities. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. In addition, the Fund may invest in TBAs. Asset-backed securities represent an interest in a pool of assets such as, but not limited to, automobile loans, credit card receivables, student loans or home equity (prime and subprime) loans that have been securitized in pass-through structures similar to mortgage-backed securities. The Fund may invest in fixed-income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or in fixed-income securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, including debt obligations of governmental issuers located in emerging market or developing countries and sovereign debt. The Fund may also invest generally in foreign securities that are denominated in U.S. dollars or in currencies other than U.S. dollars. In pursuit of its investment objectives, the Fund may regularly enter into currency derivatives, including, but not limited to, foreign currency forward exchange contracts, and currency and currency index futures and options contracts for hedging and non-hedging purposes. The use of these currency derivatives may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. At times, the Fund may enter into “cross-currency” transactions involving currencies other than those in which securities held or proposed to be purchased are denominated.

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Morgan Stanley Prospectus | Fund Details

Global Fixed Income Opportunities Fund (Con’t)

Asset-backed securities represent an interest in a pool of assets such as, but not limited to, automobile loans, credit card receivables, student loans or home equity (prime and subprime) loans that have been securitized in pass-through structures similar to mortgage-backed securities.

The Fund may invest in fixed-income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or in fixed-income securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, including debt obligations of governmental issuers located in emerging market or developing countries and sovereign debt. The Fund may also invest generally in foreign securities that are denominated in U.S. dollars or in currencies other than U.S. dollars.

In pursuit of its investment objectives, the Fund may regularly enter into currency derivatives, including, but not limited to, foreign currency forward exchange contracts, and currency and currency index futures and options contracts for hedging and non-hedging purposes. The use of these currency derivatives may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. At times, the Fund may enter into “cross-currency” transactions involving currencies other than those in which securities held or proposed to be purchased are denominated.

The Fund may invest in high yield, high risk, fixed-income securities rated Baa3 or lower by Moody’s Investors Service, Inc. (“Moody’s”), BBB- or lower by S&P Global Ratings Group, a division of S&P Global Inc. (“S&P”), below BBB- by Fitch Ratings, Inc. (“Fitch”) or if unrated considered by the Adviser and/or Sub-Adviser to be of equivalent quality. Fixed-income securities rated Baa3 or lower by Moody’s, BBB- or lower by S&P or BBB- or lower by Fitch are considered speculative investments and are commonly known as “junk bonds.” The securities in this group may include both convertible and non-convertible debt securities and preferred stock. They also may include “Rule 144A” securities, which are exempt from registration and may only be resold to qualified institutional buyers. The Fund does not have any minimum quality rating standard for this group of investments. Thus, the Fund may invest in fixed-income securities that may already be in default on payment of interest or principal.

Fixed-income securities are debt securities and can take the form of bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back.

The Fund may also invest generally in foreign securities. Securities of such foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars.

In addition to its use of currency derivatives, the Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. A derivative is a financial instrument the value of which is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques.

The Fund may invest up to 20% of its net assets in loan-related investments, such as public bank loans made by banks or other financial institutions and loan participations and assignments, which may be rated investment grade or below investment grade. To the extent these investments are second lien loans, which are lower in priority to senior loans, but have seniority in a company’s capital structure to other liabilities, the company would be required to pay down these second lien loans prior to other lower-ranked claims on their assets.

The Fund may purchase certain non-publicly traded “restricted” securities, which may include Rule 144A securities. The Fund may invest in illiquid securities, including restricted securities that are illiquid. The Fund may invest an unlimited amount in restricted securities that are considered by the Adviser and/or Sub-Adviser to be liquid and otherwise are consistent with the Fund’s investment policies.

The Fund may also invest in common stocks and other equity securities, inverse floaters and municipal securities.

In pursuing the Fund’s investment objectives, the Adviser and/or Sub-Adviser have considerable leeway in deciding which investments they buy, hold or sell on a day-to-day basis and which trading strategies they use. For example, the Adviser and/or Sub-Adviser in their discretion may determine to use some permitted trading strategies while not using others.

***

The percentage limitations relating to the composition of the Fund’s portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

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Morgan Stanley Prospectus  |  Fund Details

Global Fixed Income Opportunities Fund (Con’t)

Additional Information About the Fund’s Investment Strategies and Principal Risks

There is no assurance that the Fund will achieve its investment objectives. The Fund’s share price and yield will fluctuate with changes in the market value and/or yield of the Fund’s portfolio securities. Neither the value nor the yield of the U.S. government securities in which the Fund invests (or the value or yield of the Fund’s shares) is guaranteed by the U.S. Government. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Fixed-Income Securities

Fixed-income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed-income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities, corporate bonds and notes, asset-backed securities, mortgage securities, securities rated below investment grade (commonly referred to as “junk bonds” or “high yield/high risk securities”), municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The Fund may face a heightened level of interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve Board ends a quantitative easing program and/or raises rates. A rising interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions and extended durations (i.e., extension risk). Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. The Fund may be subject to liquidity risk, which may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities. Fixed-income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, the Fund may have to reinvest the proceeds at a lower rate of interest.

Credit and Interest Rate Risk

All fixed-income securities, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. A low interest rate environment may prevent the Fund from providing a positive yield or paying Fund expenses out of Fund assets. The Fund may face a heightened level of interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve Board ends a quantitative easing program and/or raises rates.

Market and Geopolitical Risk

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to other comparable nonconvertible fixed-income securities in such

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Morgan Stanley Prospectus | Fund Details

Global Fixed Income Opportunities Fund (Con’t)

capital structure. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect the Fund’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than the cost of investing in domestic securities.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the United States, or otherwise adversely affect the Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value.

A depositary receipt is generally issued by a bank or financial institution and represents the common stock or other equity securities of a foreign company. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging Market Securities

The Fund may invest in emerging market or developing countries, which are countries that major international financial institutions generally consider to be less economically mature than developed nations (such as the United States or most nations in Western Europe). Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

A portion of the Fund’s investments in emerging market securities may include investments in microfinance loans. Microfinance loans are typically very small loans (microcredit) made for providing the means for people who are not served by traditional banking systems to expand their businesses or finance their families’ basic needs by providing access to affordable credit. Microfinance loans carry many of the same risks associated with investing in emerging markets countries, but because some of the microfinance loans may be used to fund crop growing and livestock, microfinance loans may also be subject to climate and geography risk. In addition, most micro-clients have low incomes and little or no previous credit history. As a result, there is no assurance that micro-clients will be able to repay the microfinance loans.

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Morgan Stanley Prospectus  |  Fund Details

Global Fixed Income Opportunities Fund (Con’t)

Mortgage-Backed Securities

Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed-income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase and its market price will decrease. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because additional mortgage prepayments must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

The Fund may invest in mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities are either direct obligations of the U.S. Government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although it is not legally required to extend credit to the agency or instrumentality. Certain of these mortgage-backed securities purchased by the Fund are not backed by the full faith and credit of the United States and there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To the extent the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of intent. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Mortgage pools underlying mortgage-backed securities offered by non-governmental issuers more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A, have also performed poorly.

In addition, the Fund may invest in TBAs. Investments in TBAs may give rise to a form of leverage. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged. Further, TBAs may cause the Fund’s portfolio turnover rate to appear higher.

Collateralized Mortgage Obligations. CMOs are debt obligations collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO, including classes that vary inversely with interest rates and may be more volatile and sensitive to prepayment rates.

The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster

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Morgan Stanley Prospectus | Fund Details

Global Fixed Income Opportunities Fund (Con’t)

prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage-backed securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Investments in each class of SMBS are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Fund invests in SMBS and interest rates move in a manner not anticipated by management, it is possible that the Fund could lose all or substantially all of its investment.

Commercial Mortgage-Backed Securities. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.

CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS market than in the residential mortgage market; commercial real estate property loans often contain provisions that substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

U.S. Government Securities

The U.S. government securities in which the Fund invests can be subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. While the credit risk associated with U.S. government securities generally is considered to be minimal, the interest rate risk can be substantial. The Fund is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund’s portfolio securities to fall substantially.

The U.S. government securities that the Fund may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, the Fund may purchase securities issued or guaranteed by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are Government National Mortgage Association and the Federal Housing Administration. Also, the Fund may purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks. In September 2008, the U.S. Treasury Department announced that the U.S. Government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac in order to support the conservatorship. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its respective obligations, including its guaranty obligations, associated with its mortgage-backed securities. No assurance can be given that these initiatives will be successful. Further, the Fund may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System. Because these securities are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. The interest from U.S. government securities generally is not subject to state and local taxation.

Sovereign Debt

The Fund may invest in debt obligations known as “sovereign debt,” which are obligations of governmental issuers in emerging market or developing countries and industrialized countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of

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sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations. Uncertainty surrounding the level and sustainability of sovereign debt of certain countries that are part of the European Union, including Greece, Spain, Portugal, Ireland and Italy, has increased volatility in the financial markets. In addition, a number of Latin American countries are among the largest debtors of developing countries and have a long history of reliance on foreign debt. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other multilateral agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third-parties’ commitments to lend funds, which may further impair the foreign sovereign obligor’s ability or willingness to timely service its debts. In addition, there is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.

Currency Derivatives

Investments in currency derivatives may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser and/or Sub-Adviser expect. In addition, investments in currency derivatives, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. The Fund is not required to hedge any portfolio holding with the use of currency derivatives. Accordingly, Fund shareholders would bear the risk of currency fluctuations with respect to unhedged portfolio positions.

Foreign currency derivatives may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency derivatives may involve the Fund agreeing to exchange an amount of a currency it does not currently own for another currency at a future date. The Fund would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the Fund has contracted to receive in the exchange. The Adviser’s and/or Sub-Adviser’s success in these transactions will depend principally on their ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

The Fund may enter into foreign currency forward exchange contracts, and currency and currency index futures and options contracts for hedging and non-hedging purposes in pursuing its investment objectives. Foreign currency forward exchange contracts are transactions involving the Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Foreign currency forward exchange contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the Fund to “lock in” the U.S. dollar price of the security. Foreign currency forward exchange contracts may also be used to attempt to protect the value of the Fund’s existing holdings of non-U.S. securities. Imperfect correlation may exist, however, between the Fund’s non-U.S. securities holdings and the foreign currency forward exchange contracts entered into with respect to those holdings. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Currency futures contracts are similar to foreign currency forward exchange contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Foreign currency forward exchange contracts and currency futures and options contracts may be used for non-hedging purposes in seeking to meet the Fund’s investment objectives, such as when the Adviser and/or Sub-Adviser anticipate that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as

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opposed to hedging currency risks applicable to the Fund’s holdings, further increases the Fund’s exposure to foreign securities losses. There is no assurance that the Adviser’s and/or Sub-Adviser’s use of currency derivatives will benefit the Fund or that they will be, or can be, used at appropriate times.

Asset-Backed Securities

Asset-backed securities apply the securitization techniques used to develop mortgage-backed securities to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are pooled and securitized in pass-through structures similar to pass-through structures developed with respect to mortgage securitizations. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates, although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

High Yield Securities

The Fund’s investments in high yield securities, commonly known as “junk bonds,” expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. High yield securities range from those for which the prospect of repayment of principal and interest is predominantly speculative to those that are currently in default on principal or interest payments. High yield securities may be subject to greater price volatility than higher-rated securities due to such factors as adverse economic changes, individual corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Fund may incur additional expenses to seek recovery.

The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. Because high yield securities are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Loan-Related Investments

Loan-related investments may include, without limitation, public bank loans made by banks or other financial institutions and loan participations and assignments. Such investments may be rated investment grade or below investment grade. To the extent these investments are second lien loans, which are lower in priority to senior loans, but have seniority in a company’s capital structure to other liabilities, the company would be required to pay down these second lien loans prior to other lower-ranked claims on their assets. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well.

Certain loans may be illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a loan has been deemed illiquid, it will be subject to the Fund’s restrictions on investment in illiquid securities. The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because some loans may have a more limited secondary market, liquidity and valuation risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed-income instruments or equity securities. In the case of extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. Loans are subject to the risk of default in the payment of interest or principal, which would result in a reduction of income to the Fund and a potential decrease in the Fund’s NAV. Although a loan may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid or lose all or substantially all of its value subsequent to investment. Certain loans may not be

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considered securities under the federal securities laws and, therefore, investments in such loans may not be subject to certain protections under those laws.

The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Loans that are rated below investment grade share the same risks of other below investment grade securities. Because loans in which the Fund may invest could rank lower in priority of payment to senior loans, they present a greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the loan may be insufficient to meet scheduled payments after meeting the senior secured payment obligations of the borrower. These loans may exhibit greater price volatility as well. There is less readily available, reliable information about most loan investments than is the case for many other types of securities.

Some of the loans in which the Fund may invest or obtain exposure to may be “covenant lite” loans. Certain financial institutions may define “covenant lite” loans differently. Covenant lite loans or securities, which have varied terms and conditions, may contain fewer or no restrictive covenants compared to other loans that might enable an investor to proactively enforce financial covenants or prevent undesired actions by the borrower. As a result, the Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant lite loans and debt securities than its holdings of loans or securities with more traditional financial covenants, which may result in losses to the Fund.

Liquidity

The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. Liquidity risk may be magnified in a rising interest rate environment or in other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

Other Derivatives

The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Fund’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Fund may use include:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or contract, such as a swap agreement or futures contract, on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the

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Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. When options are purchased over-the-counter (“OTC”), the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund’s ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange-trading is expected to increase liquidity of swaps trading. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third-party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation.

Other Risks. The performance of the Fund also will depend on whether or not the Adviser and/or Sub-Adviser is successful in applying the Fund’s investment strategies. The Fund is also subject to other risks from its permissible investments, including the risks associated with its investments in common stock and other equity securities, inverse floaters and municipal securities. For more information about these risks, see “Additional Risk Information.”

Additional Risk Information

This section provides additional information relating to the risks of investing in the Fund.

Equity Securities

Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, shares of investment companies, limited partnership interests and other specialty securities having equity features. The Fund may invest in equity securities that are publicly traded on securities exchanges or OTC or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to value or sell and their value may fluctuate more dramatically than other securities. The prices of convertible securities are affected by changes similar to those of equity and fixed-income securities.

Inverse Floaters

Inverse floaters are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.

Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

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Municipal Securities

Municipal securities are fixed-income securities issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. However, the Fund may purchase municipal securities that pay interest that is subject to the federal alternative minimum tax, and securities on which the interest payments are taxable. General obligation bonds are secured by the issuer’s full faith and credit including its taxing power for payment of principal and interest. Revenue bonds, however, are generally payable from a specific revenue source. They are issued for a wide variety of projects such as financing public utilities, hospitals, housing, airports, highways and educational facilities. These bonds involve the risk that the revenues so derived will not be sufficient to meet interest and or principal payment obligations. Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. The value of municipal securities may be affected by political changes as well as uncertainties related to taxation, legislative developments and the rights of municipal security holders. Municipal securities involve the risk that an issuer may call securities for redemption, which could force the Fund to reinvest the proceeds at a lower rate of interest.

Large Shareholder Transactions Risk

The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Although large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that a large shareholder can purchase or redeem a significant percentage of Fund shares at any time.

Investment Discretion

In pursuing the Fund’s investment objective, the Adviser and/or Sub-Adviser have considerable leeway in deciding which investments they buy, hold or sell on a day-to-day basis, and which trading strategies they use. For example, the Adviser and/or Sub-Adviser, in their discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.

Temporary Defensive Investments

When the Adviser and/or Sub-Adviser believe that changes in market, economic, political or other conditions warrant, the Fund may invest without limit in cash, cash equivalents or other fixed-income securities for temporary defensive purposes that may be inconsistent with the Fund’s principal investment strategies. If the Adviser or Sub-Adviser incorrectly predict the effects of these changes, such defensive investments may adversely affect the Fund’s performance and the Fund may not achieve its investment objectives.

Portfolio Turnover

Consistent with its investment policies, the Fund will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Fund to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Fund may engage in frequent trading of securities to achieve its investment objectives.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

Morgan Stanley Investment Management Inc.

The Adviser, together with its affiliated asset management companies, had approximately $552 billion in assets under management or supervision as of December 31, 2019.

Fund Management

The Fund has retained the Adviser—Morgan Stanley Investment Management Inc.—to provide investment advisory services. The Adviser is a wholly-owned subsidiary of Morgan Stanley (NYSE: “MS”), a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Adviser’s address is 522 Fifth Avenue, New York, NY 10036.

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The Adviser has entered into a sub-advisory agreement with Morgan Stanley Investment Management Limited, located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England. The Sub-Adviser is a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with investment advisory services subject to the overall supervision of the Adviser and the Fund’s Officers and Trustees. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Fund is managed by members of the Global Fixed Income team. The team consists of portfolio managers, analysts and traders. Current members of the team jointly and primarily responsible for the day-to-day implementation of the Fund’s overall strategy and portfolio construction are Jim Caron, Richard Ford, Michael Kushma and Christian G. Roth. In managing the Fund’s portfolio, Messrs. Caron, Ford, Kushma and Roth may utilize the input of other members of the Advisor’s Global Fixed Income team including, but not limited to, the Fixed Income Asset Allocation team.

Mr. Caron has been associated with Morgan Stanley since 2006 and with the Adviser in an investment management capacity since June 2012. Prior to June 2012, he was global head of interest rates, foreign exchange and emerging markets strategy for Morgan Stanley. Mr. Ford is the head of European Fixed Income and has been associated with Morgan Stanley since 1991 and with the Sub-Adviser in an investment management capacity since 2002. Mr. Kushma is Chief Investment Officer of Global Fixed Income for the Adviser. He joined Morgan Stanley in 1987 and the Adviser in 1994. Mr. Roth has been associated with the Adviser or its investment management affiliates in an investment management capacity since 1991.

Members of the team collaborate to manage the assets of the Fund. Each member is responsible for specific sectors. All team members are responsible for the execution of the overall strategy of the Fund.

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The composition of the team may change from time to time.

The Fund pays the Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Adviser. The fee is based on the Fund’s daily net assets. For the fiscal year ended October 31, 2019, the Fund paid total investment advisory compensation (net of fee waivers, if applicable) amounting to 0.31% of the Fund’s average daily net assets.

Morgan Stanley Investment Management Inc., as the Adviser and the Administrator, has agreed to reduce its advisory fee, its administration fee, and/or reimburse the Fund, if necessary, if such fees would cause the total annual operating expenses of the Fund to exceed 0.57% for Class IR. In determining the actual amount of fee waiver and/or expense reimbursement for the Fund, if any, the Adviser and Administrator exclude from total annual operating expenses certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund’s Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Adviser and Administrator may make additional voluntary fee waivers and/or expense reimbursements. The Adviser and Administrator may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.

The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s actual expenses for the most recent fiscal year may be different than the expenses listed in the Fund’s fee and expense table based upon the extent and amount of a fee waiver and/or expense reimbursement.

A discussion regarding the Board of Trustees’ approval of the investment advisory agreement and sub-advisory agreement is available in the Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2019.

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Shareholder Information

Pricing Fund Shares

The NAV of the Fund (excluding sales charges) is based on the value of the Fund’s portfolio securities. While the assets of each class are invested in a single portfolio of securities, the NAV of each class will differ because the classes have different ongoing fees.

The NAV of the Fund is determined once daily on each business day as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) or such other times as the NYSE may officially close (the “Pricing Time”). Shares will generally not be priced on any day that the NYSE is closed, although Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day. On any business day when SIFMA recommends that the bond markets close early, the Fund reserves the right to close at or prior to the SIFMA recommended closing time. If the Fund does so, it will cease granting same day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may also elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when the Fund does not price its shares. Therefore, to the extent, if any, that the Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

The value of the Fund’s portfolio securities is based on the securities’ market price when available. When a market price is not readily available, including circumstances under which the Adviser and/or Sub-Adviser determine that a security’s market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund’s Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development that is likely to have changed the value of the security.

In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

To the extent the Fund invests in open-end management companies (other than exchange-traded funds) that are registered under the Investment Company Act of 1940, as amended (“1940 Act”), the Fund’s NAV is calculated based in relevant part upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Contacting a Morgan Stanley Financial Advisor

If you are new to the Morgan Stanley Funds and would like to contact a Morgan Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com

How to Buy Shares

This Prospectus offers Class IR shares of the Fund. The Fund also offers Class A, Class L, Class I, Class C and Class IS shares through a separate prospectus. The Class L shares of the Fund are currently closed to all investors except in the limited circumstances set forth in such prospectus. Each class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Intermediary can help you decide which class may be most appropriate for you. When purchasing Fund shares, you must specify which class of shares you wish to purchase.

Minimum Investment Amount. Class IR shares are offered only to eligible investors meeting certain minimum investment requirements. To purchase Class IR shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Code and in each case subject to the discretion of the Adviser. Omnibus trades of $10 million or more shall be accepted from certain platforms, including: (i) banks and trust companies; (ii) insurance companies; and (iii) registered investment advisory firms. The $10 million minimum initial investment amount may be waived for Class IR shares

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purchased by or through: (1) certain registered open-end investment companies whose shares are distributed by the Distributor; or (2) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

The Adviser, in its sole discretion, may waive a minimum initial investment amount in certain cases.

Purchasing Shares Through a Financial Intermediary. You may open a new account and purchase Fund shares through your Financial Intermediary. Your Financial Intermediary will assist you with the procedures to invest in shares of the Fund. Your Financial Intermediary may charge transaction-based or other fees in connection with the purchase or sale of Fund shares. Please consult your Financial Intermediary for more information regarding any such fees and for purchase instructions.

With respect to sales through Financial Intermediaries, no offers or sales of Fund shares may be made in any foreign jurisdiction, except with the consent of the Distributor.

Purchasing Shares Directly from the Fund.

Initial Purchase by Mail

You may open a new account, subject to acceptance by the Fund, and purchase shares by completing and signing a New Account Application provided by DST Asset Manager Solutions, Inc. (the “Transfer Agent”), which you can obtain by calling the Transfer Agent at 1-800-548-7786 (our automated telephone system (which is generally accessible 24 hours a day, seven days a week)) and mailing it to Morgan Stanley Global Fixed Income Opportunities Fund, c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Global Fixed Income Opportunities Fund.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 calendar days after purchase. You can avoid this delay by purchasing shares by wire.

Initial Purchase by Wire

You may purchase shares by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the “Custodian”). You must forward a completed New Account Application to the Transfer Agent in advance of the wire by following the instructions under “Initial Purchase by Mail.” You should instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #99060238
Attn: Morgan Stanley Funds Subscription Account
Ref: (Fund Name, Account Number, Account Name)

Additional Investments. You may purchase additional Fund shares for your account at any time by contacting your Financial Intermediary or by contacting the Fund directly. For additional purchases directly from the Fund, you should write a “letter of instruction” that includes your account name, account number, the Fund name and the class selected, signed by the account owner(s), to assure proper crediting to your account. The letter must be mailed along with a check in accordance with the instructions under “Initial Purchase by Mail.” Instead of a letter you may mail a check along with the payment stub attached to the bottom portion of your account statement. You may also purchase additional shares by wire by following the instructions under “Initial Purchase by Wire.”

General. To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.

When you buy Fund shares, the shares (plus any applicable sales charge) will be purchased at the next share price calculated after we receive your purchase order in good order. Purchase orders not received in good order prior to Pricing Time will be executed at the NAV next determined after the purchase order is received in good order. Certain institutional investors and financial institutions have entered into arrangements with the Fund, the Adviser and/or the Distributor pursuant to which they may place orders prior to

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the Pricing Time, but make payment in Federal Funds for those shares up to three days after the purchase order is placed, depending on the arrangement. We reserve the right to reject any order for the purchase of Fund shares for any reason.

The Fund may suspend the offering of shares, or any class of shares, or reject any purchase orders when we think it is in the best interest of the Fund.

How to Exchange Shares

Permissible Fund Exchanges. You may exchange shares of any class of the Fund for the same class of shares of any mutual fund (excluding money market funds) sponsored and advised by the Adviser (each, a “Morgan Stanley Multi-Class Fund”), if available, without the imposition of an exchange fee. In addition, you may exchange shares of any class of the Fund for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley New York Municipal Money Market Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a “Morgan Stanley Money Market Fund” and, together with the Morgan Stanley Multi-Class Funds, the “Morgan Stanley Funds”), if available, without the imposition of an exchange fee.

Exchanges are effected based on the respective NAVs of the applicable Morgan Stanley Fund (subject to any applicable redemption fee) and in accordance with the eligibility requirements of such Fund. To obtain a prospectus for another Morgan Stanley Fund, contact your Financial Intermediary or call the Transfer Agent at 1-800-548-7786. If you purchased Fund shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary for more information regarding the exchange privilege and to determine which Morgan Stanley Funds are available for exchange. The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies, investment minimums and applicable sales charges, and should be read before investing. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are generally not available into Morgan Stanley Funds or classes of Morgan Stanley Funds that are not currently being offered for purchase.

You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Morgan Stanley Fund receives your exchange order. The Morgan Stanley Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. The Fund reserves the right to reject an exchange order for any reason.

Exchange Procedures. You can process an exchange by contacting your Financial Intermediary. You may also write the Transfer Agent or call toll-free 1-800-548-7786 to place an exchange order.

Exchange requests received on a business day (prior to the time shares of the funds involved in the request are priced) will be processed on the date of receipt. “Processing” a request means that shares of the Fund that you are exchanging will be redeemed and shares of the Morgan Stanley Fund that you are purchasing will be purchased at the NAV next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See “Limitations on Exchanges.” For direct accounts, the check writing privilege is not available for Morgan Stanley Money Market Fund shares you acquire in an exchange from a non-money market fund. If you are investing through a financial advisor, check with your advisor regarding the availability of check writing privileges.

Telephone Exchanges. Morgan Stanley and its subsidiaries, the Transfer Agent, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, the Transfer Agent or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone exchanges may not be available if you cannot reach the Transfer Agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other exchange procedures described in this section.

Telephone instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. On any business day that the NYSE closes early, or when SIFMA recommends that the securities markets close early, the Fund may close early and purchase orders received after such earlier closing times will be processed the following business day. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

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You automatically have the telephone exchange privilege unless you indicate otherwise by checking the applicable box on the New Account Application. You may also opt out of telephone privileges at any time by contacting the Transfer Agent at 1-800-548-7786. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Financial Intermediary regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the “Shareholder Information—Taxes” section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed. Determinations in this regard may be based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. The Fund reserves the right to reject an exchange request for any reason.

For further information regarding exchange privileges, you should contact your Financial Intermediary or call toll-free 1-800-548-7786.

How to Sell Shares

You can sell some or all of your Fund shares at any time. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

Options	Procedures
Contact Your Morgan Stanley Financial Advisor/Financial Intermediary

To sell your shares, simply call your Financial Intermediary. Payment will be sent to the address to which the account is registered or deposited in your brokerage account. Your Financial Intermediary may charge transaction-based or other fees in connection with the purchase or sale of the Fund’s shares. Please contact your Financial Intermediary for more information regarding any such fees.

Contact the Fund By Telephone

You can also sell your shares by telephone and have the proceeds sent to the address of record or wired to your bank account of record. You automatically have the telephone redemption privilege unless you indicate otherwise by checking the applicable box on the New Account Application. You may also opt out of telephone privileges at any time by contacting the Transfer Agent at 1-800-548-7786.

Before processing a telephone redemption, keep the following information in mind:

• You can establish this option at the time you open the account by completing the New Account Application or subsequently by calling toll-free 1-800-548-7786.
• Call toll-free 1-800-548-7786 to process a telephone redemption using our automated telephone system which is generally accessible 24 hours a day, seven days a week.
• Your request must be received prior to market close, generally 4:00 p.m. Eastern time.
• If your account has multiple owners, the Transfer Agent may rely on the instructions of any one owner.
• Proceeds must be made payable to the name(s) and address in which the account is registered.
• You may redeem amounts of $50,000 or less daily if the proceeds are to be paid by check or by Automated Clearing House.
• This privilege is not available if the address on your account has changed within 15 calendar days prior to your telephone redemption request.
• Telephone redemption is available for most accounts other than accounts with shares represented by certificates.

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Options	Procedures
Contact the Fund By Telephone (continued)

If you request to sell shares that were recently purchased by check, the proceeds of that sale may not be sent to you until it has been verified that the check has cleared, which may take up to 15 calendar days from the date of purchase.

Morgan Stanley and its subsidiaries, the Transfer Agent and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, the Transfer Agent or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if a shareholder cannot reach the Transfer Agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s other redemption procedures described in this section.

Contact the Fund By Letter

You can also sell your shares by writing a “letter of instruction” that includes:
• the name on your account and account number;
• the name of the Fund;
• the dollar amount or the number of shares you wish to sell;
• the class of shares you wish to sell;
• the signature of each owner as it appears on the account; and
• whether you wish to receive the redemption proceeds by check or by wire to the bank account we have on file for you.

If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to the Transfer Agent. (You should contact the Transfer Agent toll-free at 1-800-548-7786 for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

Mail the letter to DST Asset Manager Solutions, Inc. at P.O. Box 219804, Kansas City, MO 64121-9804. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation. A check or wire will be sent according to your instructions.

Payment for Sold Shares. The Fund typically expects to pay redemption proceeds to you within three business days following receipt of your redemption request for those payments made to your brokerage account held with a financial intermediary. For redemption proceeds that are paid directly to you by the Fund, the Fund typically expects to pay redemption proceeds by check or by wire to you within one business day, following receipt of your redemption request; however, in all cases, it may take up to seven calendar days to pay redemption proceeds.

The Fund typically expects to meet redemption requests by using a combination of sales of securities held by the Fund and/or holdings of cash and cash equivalents. On a less regular basis, the Fund also reserves the right to use borrowings to meet redemption requests, and the Fund may use these methods during both normal and stressed market conditions.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, the proceeds of the sale may not be sent to you until it has been verified that the check has cleared, which may take up to 15 calendar days from the date of purchase.

Payments-in-Kind. If we determine that it is in the best interest of the Fund not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you securities held by the Fund. If the Fund redeems your shares in-kind, you will bear any market risks associated with the securities paid as redemption proceeds. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the “Shareholder Information—Taxes” section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Conversion to a New Share Class. If the value of an account containing Class IR shares falls below the Class IR investment minimum because of shareholder redemption(s) or the failure to meet one of the waiver criteria set forth under “How to Buy Shares—Minimum Investment Amount” above and, if the account value remains below such investment minimum, the shares in such account may, at the Adviser’s discretion, convert to another class of shares offered by the Fund, if an account meets the

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minimum investment amount for such class, and will be subject to the shareholder services fee and other features applicable to such shares. Conversion to another class of shares will result in holding a share class with higher fees. The Fund will not convert to another class of shares based solely upon changes in the market that reduce the NAV. Under current tax law, conversion between share classes is not a taxable event to the shareholder. Shareholders will be notified prior to any such conversion.

Involuntary Sales. If the value of an account falls below the investment minimum for a particular share class of the Fund because of shareholder redemption(s) or you no longer meet one of the waiver criteria set forth under “How to Buy Shares—Minimum Investment Amount” above and, if the account value remains below such investment minimums, the shares in such account may be subject to redemption by the Fund. The Fund will not redeem shares based solely upon changes in the market that reduce the NAV. If redeemed, redemption proceeds will be promptly paid to the shareholder.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Financial Intermediary regarding restrictions on the sale of such shares.

Targeted DividendsSM

You may select to have your Fund distributions automatically invested in other classes of Fund shares or classes of another Morgan Stanley Fund that you own. Contact your financial advisor for further information about this service.

Distributions

The Fund passes substantially all of its earnings from income and capital gains along to its investors as “distributions.” The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as “capital gain distributions.”

The Fund declares income dividends separately for each class. Normally, income dividends are distributed to shareholders monthly. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment. These payments would not be taxable to you as a shareholder, but would have the effect of reducing your basis in the Fund.

Distributions are reinvested automatically in additional shares of the same class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Intermediary within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Transfer Agent at least five business days prior to the record date of the distributions.

Frequent Purchases and Redemptions of Fund Shares

Frequent purchases and redemptions of Fund shares by Fund shareholders are referred to as “market-timing” or “short-term trading” and may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.

In addition, the Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund’s portfolio securities trade and the time the Fund’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the Fund’s NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Fund’s shares the next day, when the Fund’s share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Fund shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take

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advantage of these pricing differences (referred to as “price arbitrage”). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.

The Fund’s policies with respect to valuing portfolio securities are described in “Shareholder Information—Pricing Fund Shares.”

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Fund’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Fund’s policies with respect to purchases, redemptions and exchanges of Fund shares are described in the “Shareholder Information—How to Buy Shares,” “—How to Sell Shares” and “—How to Exchange Shares” sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at Financial Intermediaries, as described below, the Fund’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at Financial Intermediaries, such as investment managers, broker-dealers, transfer agents and third-party administrators, the Fund (i) requests assurance that such Financial Intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such Financial Intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures, and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund’s policies (or, upon prior written approval only, a Financial Intermediary’s own policies) with respect to frequent purchases, redemptions and exchanges of Fund shares.

Omnibus accounts generally do not identify customers’ trading activity to the Fund on an individual ongoing basis. Therefore, with respect to trades that occur through omnibus accounts at Financial Intermediaries, to some extent, the Fund relies on the Financial Intermediary to monitor frequent short-term trading within the Fund by the Financial Intermediary’s customers. However, the Fund or the Distributor has entered into agreements with Financial Intermediaries whereby Financial Intermediaries are required to provide certain customer identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

Taxes

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

•	The Fund makes distributions; and

•	You sell Fund shares, including an exchange to another Morgan Stanley Fund.

Your distributions are normally subject to federal income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to state and local income tax. Depending on your state’s rules, however, dividends attributable to interest earned on direct obligations of the U.S. Government may be exempt from state and local taxes. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. The Fund does not anticipate that it will make distributions eligible for the reduced rate of taxation applicable to qualified dividend income.

If certain holding period requirements are met with respect to your shares, a portion (which, if any, is not expected to be significant) of the income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

If more than 50% of the Fund’s assets are invested in foreign securities at the end of any fiscal year, the Fund may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Fund. If the Fund makes such an election, the shareholders would also include the amount of such foreign taxes in their income.

If you buy shares of the Fund before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares).

You will be sent a statement (U.S. Internal Revenue Service (“IRS”) Form 1099-DIV) by February of each year showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and any capital gains for tax purposes.

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Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by the Fund of investment income and short-term capital gains.

The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

The Fund (or its administrative agent) is required to report to the IRS and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds at a rate of 24%. Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

Share Class Arrangements

The Fund offers several classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Financial Intermediary can help you decide which class may be appropriate for you.

This Prospectus offers Class IR shares of the Fund. The Fund also offers Class A, Class L, Class I, Class C and Class IS shares through a separate prospectus. The Class L shares of the Fund are currently closed to all investors except in the limited circumstances set forth in such prospectus.

In addition, the Adviser may in its sole discretion permit a conversion of one share class to another share class of the same Fund in certain circumstances, provided that the Fund’s eligibility requirements are met, and subject to the shareholder’s consent. Such conversions will be on the basis of the relative NAVs and without the imposition of any redemption fee or other charge. A conversion of shares of one class directly for shares of another class of the same Fund normally should not be taxable for federal income tax purposes. Please ask your financial advisor if you are eligible for converting a class of shares pursuant to this conversion feature. You should talk to your tax advisor before making a conversion.

CLASS IR SHARES Class IR shares are offered at NAV without any sales charge on purchases or sales. In addition, no distribution (12b-1) or shareholder services fees, sub-accounting or other similar fees, or any finder’s fee payments are charged or paid on Class IR shares. To purchase Class IR shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Code and in each case subject to the discretion of the Adviser. Omnibus trades of $10 million or more shall be accepted from certain platforms, including; (i) banks and trust companies; (ii) insurance companies; and (iii) registered investment advisory firms. The $10 million minimum initial investment amount may be waived for Fund shares purchased by or through: (1) certain registered open-end investment companies whose shares are distributed by the Distributor; or (2) investments made in connection with certain mergers and/or reorganizations as approved by the Adviser.

Potential Conflicts of Interest

As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign

26

Morgan Stanley Prospectus  |  Shareholder Information

Shareholder Information (Con’t)

exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley has advised clients and has sponsored, managed or advised other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with the Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with the Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.

For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.

Material Nonpublic Information. It is expected that confidential or material nonpublic information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity.

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and the Investment team, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of the Fund or its shareholders. The Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an Investment team may face conflicts in the allocation of investment opportunities among the Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts.

Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser and Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation.

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for the Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of the Fund.

Morgan Stanley’s Investment Banking Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with the Fund and with respect to investments that the Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by the Fund. Morgan Stanley may give advice and provide recommendations to persons competing with the Fund and/or any of the Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments.

General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the Adviser, related persons of the Adviser and/or their clients. The Investment Advisers Act of 1940, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

27

Morgan Stanley Prospectus  |  Financial Highlights

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Class IR shares of the Fund for the past year and since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The ratio of expenses to average net assets listed in the table below for Class IR shares of the Fund are based on the average net assets of the Fund for each of the periods listed in the table. To the extent that the Fund’s average net assets decrease over the Fund’s next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

The information below has been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Ernst & Young LLP’s report, along with the Fund’s financial statements, are incorporated by reference into the Fund’s SAI. The Annual Report to Shareholders (which includes the Fund’s financial statements) and SAI are available at no cost from the Fund at the toll-free number noted on the back cover to this Prospectus.

28

Morgan Stanley Prospectus  |  Financial Highlights

Global Fixed Income Opportunities Fund

	Class IR
Selected Per Share Data:	Year Ended October 31, 2019	Period from June 15, 2018(1) to October 31, 2018
Net asset value, beginning of period	$5.61	$5.68
Income (loss) from investment operations:
Net investment income(2)	0.22	0.05
Net realized and unrealized gain (loss)	0.27	(0.03)
Total income from investment operations	0.49	0.02
Less distributions from:
Net investment income	(0.29)	(0.09)
Net asset value, end of period	$5.81	$5.61
Total Return(3)	9.00%	0.31% (6)
Ratios to Average Net Assets:
Net expenses	0.51% (4)(5)	0.53% (4)(5)(7)
Net investment income	3.89% (4)(5)	3.75% (4)(5)(7)
Rebate from Morgan Stanley affiliate	0.01%	0.01% (7)
Supplemental Data:
Net assets, end of period, in thousands	$10	$10
Portfolio turnover rate	94%	89%

(1)	Commencement of Offering.
(2)	The per share amounts were computed using an average number of shares outstanding during the period.
(3)	Calculated based on the net asset value as of the last business day of the period.
(4)

The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”

(5)	If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment loss ratios would have been as follows:
	PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
	October 31, 2019	21.28%	(16.88)%
	October 31, 2018	13.16	(8.88)
(6)	Not annualized.
(7)	Annualized.

29

Where to Find Additional Information

Additional information about the Fund’s investments is available in the Fund’s Shareholder Reports. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The Fund’s SAI dated February 28, 2020 (as may be supplemented from time to time) also provides additional information about the Fund. The SAI is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund’s Shareholder Reports or SAI, to request other information about the Fund or to make shareholder inquiries, please call toll-free 1-800-548-7786. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

You also may obtain information about the Fund by calling your Financial Intermediary or by visiting our Internet site.

Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at: http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Morgan Stanley Distribution, Inc., member FINRA.

(THE FUND’S 1940 ACT FILE NO. IS 811-6515)

© 2020 Morgan Stanley.

DINIRPRO 2/20

GLOBAL FIXED INCOME OPPORTUNITIES FUND

Share Class and Ticker Symbol
	A	L	I	C	IS
Global Fixed Income Opportunities Fund	DINAX	DINCX	DINDX	MSIPX	MGFOX

Statement of Additional Information

February 28, 2020

This Statement of Additional Information (“SAI”) sets forth information about the Fund applicable to Class A, Class L, Class I, Class C and Class IS shares of the Fund. The Fund also offers Class IR shares through a separate SAI. This SAI is not a prospectus. The Prospectus (dated February 28, 2020) for Morgan Stanley Global Fixed Income Opportunities Fund may be obtained without charge from the Fund at its address or telephone number listed below.

The Fund’s audited financial statements for the fiscal year ended October 31, 2019, including notes thereto, and the report of the Fund’s independent registered public accounting firm, are herein incorporated by reference to the Fund’s Annual Report to Shareholders. A copy of the Fund’s Annual Report to Shareholders must accompany the delivery of this SAI.

Morgan Stanley

Global Fixed Income Opportunities Fund

522 Fifth Avenue

New York, NY 10036

1-800-548-7786

Glossary of Selected Defined Terms

The terms defined in this glossary are frequently used in this SAI (other terms used occasionally are defined in the text of the document).

“Administrator” — Morgan Stanley Investment Management Inc., a wholly-owned fund services subsidiary of Morgan Stanley.

“Adviser” — Morgan Stanley Investment Management Inc., a wholly-owned investment adviser subsidiary of Morgan Stanley.

“Custodian” — State Street Bank and Trust Company.

“Distributor” — Morgan Stanley Distribution, Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

“Financial Intermediaries” — Authorized third parties, such as broker-dealers or other financial intermediaries that have entered into a selling agreement with the Distributor.

“Fund” — Morgan Stanley Global Fixed Income Opportunities Fund, a registered open-end investment company.

“Independent Trustees” —Trustees who are not “interested persons” (as defined by the Investment Company Act of 1940, as amended (“1940 Act”)) of the Fund.

“Morgan Stanley Funds” — Registered investment companies for which the Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

“Sub-Adviser” — Morgan Stanley Investment Management Limited, a wholly-owned subsidiary of Morgan Stanley.

“Transfer Agent” — DST Asset Manager Solutions, Inc.

“Trustees” — The Board of Trustees of the Fund.

FUND HISTORY

The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on December 20, 1991, with the name Dean Witter Diversified Income Trust. Effective June 22, 1998, the Fund’s name was changed to Morgan Stanley Dean Witter Diversified Income Trust. Effective June 18, 2001, the Fund’s name was changed to Morgan Stanley Diversified Income Trust. Effective April 22, 2003, the Fund’s name was changed to Morgan Stanley Flexible Income Trust. Effective December 20, 2011, the Fund’s name was changed to Morgan Stanley Fixed Income Opportunities Fund. Effective March 1, 2012, the Fund’s name was changed to Morgan Stanley Global Fixed Income Opportunities Fund.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

Classification

The Fund is an open-end, diversified management investment company whose primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to maximize total return but only to the extent consistent with its primary objective.

Investment Strategies and Risks

The following discussion of the Fund’s investment strategies and risks should be read with the sections of the Fund’s Prospectus titled “Principal Investment Strategies,” “Principal Risks” and “Additional Information About the Fund’s Investment Objectives, Strategies and Risks.”

References to the Adviser, when used in connection with its activities as investment adviser, include the Sub-Adviser acting under its supervision.

Other Global Securities. The Fund may invest in loan participation interests and may also invest in notes and commercial paper, the principal amount of which is indexed to certain specific currency exchange rates. The Fund may purchase these indexed obligations to generate current income or for hedging purposes.

Municipals. Municipal securities are fixed-income securities issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by, or on behalf of, public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

The two principal classifications of municipal bonds are “general obligation” and “revenue” or “special tax” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the Fund may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days’ notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the Fund will meet the quality criteria set out in the Prospectus for the Fund.

The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody’s Investors Service, Inc. (“Moody’s”) and S&P Global Ratings Group, a division of S&P Global Inc. (“S&P”) represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings, may have the same yield. It will be the responsibility of the Adviser and/or Sub-Adviser to appraise independently the fundamental quality of the bonds held by the Fund.

Municipal bonds are sometimes purchased on a “when-issued” or “delayed-delivery” basis, which means the Fund has committed to purchase certain specified securities at an agreed-upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future.

Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future.

The Fund may also purchase bonds the income on which is subject to the alternative minimum tax (“AMT bonds”). AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to some taxpayers who have certain adjustments to income or tax preference items.

Lease Obligations. Included within the revenue bonds category in which the Fund may invest are participations in lease obligations or installment purchase contracts (hereinafter collectively called “lease obligations”) of municipalities. State and local governments, agencies or authorities issue lease obligations to acquire equipment and facilities. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases, and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

In addition, lease obligations do not have the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. The Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each lease obligation purchased by the Fund. If a lease obligation is determined to be “liquid,” the security will not be included within the category “illiquid securities.”

Collateralized Mortgage Obligations. The Fund may invest in collateralized mortgage obligations (“CMOs”), which are mortgage-backed securities (“MBS”) that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other MBS. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass-through securities.

CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.

The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways, including “interest only” and “inverse interest only” tranches. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, the Fund could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage-backed securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.

Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies and instrumentalities or any other person or entity. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow. Yields on privately issued CMOs have been historically higher than the yields on CMOs backed by mortgages guaranteed by U.S. government agencies and instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. Government has not guaranteed them.

New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS.

CMOs may include real estate mortgage investment conduits (“REMICs”). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and invests in certain mortgages principally secured by interests in real property.

The Fund may invest in, among others, parallel pay CMOs and planned amortization class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one tranche. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each tranche which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are a form of parallel pay CMO, with the required principal payment on such securities having the highest priority after interest has been paid to all classes. PAC Bonds generally require payments of a specified amount of principal on each payment date.

Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities (“SMBS”). An SMBS is a derivative multi-class mortgage-backed security. SMBS usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of mortgage assets. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield of POs could be materially adversely affected. The market values of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of mortgage-backed securities. To the extent the Fund invests in IOs and POs, it may increase the risk of fluctuations in the net asset value per share (“NAV”) of the Fund.

Inverse Floaters. Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.

Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Inverse floating rate investments tend to underperform the market for fixed-rate bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities (“CMBS”) are generally multi-class or pass-through securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds.

CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities utilize the securitization techniques used to develop MBS. These techniques are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. The Fund may invest in any type of asset-backed security. Asset-backed securities have risk characteristics similar to MBS. Like MBS, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of MBS, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Foreign Investment. Investing in foreign securities involves certain special considerations that are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments that could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. For instance, if one or more countries leave the European Union (“EU”) or the EU dissolves, the world’s securities markets likely will be significantly disrupted.

Investments in securities of foreign issuers may be denominated in foreign currencies. Accordingly, the value of the Fund’s assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value.

Certain foreign governments may levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes may be recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. The Fund may be able to pass through to its shareholders a credit for U.S. tax purposes with respect to any such foreign taxes.

The Adviser may consider an issuer to be from a particular country (including the United States) or geographic region if: (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in that country or geographic region or has at least 50% of its assets in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in, that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

Referendum on the UK’s EU Membership. In an advisory referendum held in June 2016, the United Kingdom (“UK”) electorate voted to leave the EU, an event widely referred to as “Brexit.” On January 31, 2020, the UK officially withdrew from the EU and entered into a transition phase that is scheduled to conclude on December 31, 2020, during which the UK effectively remains in the EU from an economic perspective but no longer has any political representation in the EU parliament. During the transition phase, the UK and the EU will seek to negotiate and finalize a new trade deal. However, there is a significant degree of uncertainty about how these negotiations will be conducted and their outcome.

While the outcome of negotiations is uncertain, the impact on the UK and the EU and the broader global economy is still unknown but could be significant and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit may have a negative impact on the economy and currency of the UK and the EU as a result of anticipated, perceived or actual changes to the UK’s economic and political relations with the EU. The impact of Brexit, and its ultimate implementation, on the economic, political and regulatory environment of the UK and the EU could have global ramifications. Any of the foregoing or similar risks could have a material adverse effect on the operations, financial condition or investment returns of the Fund and/or the Adviser in general. These events, subsequent developments and future consequences of Brexit lie outside of the control of the Trust and the Adviser and their impact cannot be reliably predicted.

The Fund may make investments in the UK (before and after its departure from the EU), other EU members and in non-EU countries that are directly or indirectly affected by the exit of the UK from the EU. Adverse legal, regulatory or economic conditions affecting the economies of the countries in which the Fund conducts its business (including making investments) and any corresponding deterioration in global macro-economic conditions could have a material adverse effect on the Fund’s investment returns. Potential consequences to which the Fund may be exposed, directly or indirectly, as a result of the UK referendum vote include, but are not limited to, market dislocations, economic and financial instability in the UK and in other EU members, increased volatility and reduced liquidity in financial markets, reduced availability of capital, an adverse effect on investor and market sentiment, Sterling and Euro destabilization, reduced deal flow in the Fund’s target markets, increased counterparty risk and regulatory, legal and compliance uncertainties. Any of the foregoing or similar risks could have a material adverse effect on the operations, financial condition or investment returns of the Fund and/or the Adviser in general. The effects on the UK, European and global economies of the exit of the UK (and/or other EU members during the term of the Fund) from the EU, or the exit of other EU members from the European monetary area and/or the redenomination of financial instruments from the Euro to a different currency, are difficult to predict and to protect fully against. Many of the foregoing risks are outside of the control of the

Fund and the Adviser. These risks may affect the Fund, the Adviser and other service providers given economic, political and regulatory uncertainty created by Brexit.

Emerging Market Securities. The Fund may invest in emerging market securities. An emerging market security is a security issued by an emerging market foreign government or private issuer. An emerging market foreign government or private issuer has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market or developing country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in an emerging market or developing country or has at least 50% of its assets in an emerging market or developing country; or (iii) it is organized under the laws of, or has a principal office in, an emerging market or developing country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market or developing country not to be considered an emerging market security if it also has one or more of these characteristics in connection with a developed country.

Emerging market describes any country that is generally considered to be an emerging or developing country by major organizations in the international financial community or by the Fund’s benchmark index.

The economies of individual emerging market or developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation or deflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market or developing countries, and the extent of foreign investment in certain fixed-income securities and domestic companies may be subject to limitation in other emerging market or developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market or developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investment in emerging market or developing countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market or developing countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of the Fund’s investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

The Fund may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Chinese Fixed-Income Investments. The Fund may invest in Chinese fixed-income securities traded in the China Interbank Bond Market (“CIBM”) through the Bond Connect program (“Bond Connect”), which allows non-Chinese-domiciled investors (such as the Fund) to purchase certain fixed-income investments available in China’s interbank bond market. Bond Connect utilizes the trading infrastructure of both Hong Kong and China. Bond Connect therefore is not available when there are trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when the Fund is unable to add to or exit its position. Securities offered via Bond Connect may lose their eligibility for trading through the program at any time, in which case they may be sold but could no longer be purchased through Bond Connect. Because Bond Connect is relatively new, its effects on the Chinese interbank bond are uncertain. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading via Bond Connect could be disrupted, adversely affecting the ability of the Fund to acquire or dispose of securities through Bond Connect in a timely manner, which in turn could adversely impact the Fund’s performance.

Bond Connect is subject to regulation by both Hong Kong and China. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In China, Bond Connect securities are held on behalf of ultimate investors (such as the Fund) by the Hong Kong Monetary Authority Central Money Markets Unit via accounts maintained with China’s two clearinghouses for fixed-income securities. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Bond Connect securities, the law surrounding such rights continues to develop, and the mechanisms that beneficial owners may use to enforce their rights are untested and therefore pose uncertain risks, with legal and regulatory risks potentially having retroactive effect. Further, courts in China have limited experience in applying the concept of beneficial ownership, and the law surrounding beneficial ownership will continue to evolve as they do so. There is accordingly a risk that, as the law is tested and developed, the Fund’s ability to enforce its ownership rights may be negatively impacted, which could expose the Fund to the risk of loss on such investments. The Fund may not be able to participate in corporate actions affecting Bond Connect securities due to time constraints or for other operational reasons, and payments of distributions could be delayed. Market volatility and potential lack of liquidity due to low trading volume of certain bonds may result in prices of those bonds fluctuating significantly; in addition, the bid-ask spreads of the prices of such securities may be large, and the Fund may therefore incur significant costs and suffer losses when selling such investments. More generally, bonds traded in CIBM may be difficult or impossible to sell, which could further impact the Fund’s ability to acquire or dispose of such securities at their expected prices. Bond Connect trades are settled in Renminbi (RMB), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed. Moreover, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules. Finally, uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for the Fund. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

Depositary Receipts. Depositary receipts represent an ownership interest in securities of foreign companies (an “underlying issuer”) that are deposited with a depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American depositary receipts (“ADRs”), global depositary receipts (“GDRs”) and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution and evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. ADRs also include American depositary shares. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Fund’s investment policies, the Fund’s investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

Brady Bonds. Brady Bonds are fixed-income securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter (“OTC”) secondary market. The Fund will invest in Brady Bonds only if they are consistent with the Fund’s quality specifications. Dollar-denominated, collateralized Brady Bonds may be fixed-rate par bonds or floating rate discount bonds. Interest payments on Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

Sovereign Debt. Debt obligations known as “sovereign debt” are obligations of governmental issuers in emerging market or developing countries and industrialized countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

A governmental entity’s willingness or ability to repay principal and pay interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government’s dependence on expected disbursements from third parties, the government’s policy toward the International Monetary Fund and the political constraints to which a government may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to timely service its debts. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements. The issuers of the government debt securities in which the Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Common Stocks. The Fund may acquire common stocks when attached to or included in a unit with fixed-income securities, or when acquired upon conversion of fixed-income securities or upon exercise of warrants attached to fixed-income securities and may purchase common stocks directly when such acquisitions are determined by the Adviser to further the Fund’s investment objectives. For example, the Fund may purchase the common stock of companies involved in takeovers or recapitalizations where the issuer, or a controlling stockholder, has offered, or pursuant to a “going private” transaction is effecting, an exchange of its common stock for newly-issued fixed-income securities. By purchasing the common stock of the company issuing the fixed-income securities prior to the consummation of the transaction or exchange offer, the Fund will be able to obtain the fixed-income securities directly from the issuer at their face value, eliminating the payment of a dealer’s mark-up otherwise payable when fixed-income securities are acquired from third parties, thereby increasing the net yield to the shareholders of the Fund. While the Fund will incur brokerage commissions in connection with its purchase of common stocks, it is anticipated that the amount of such commissions will be significantly less than the amount of such mark-up.

Fixed-income securities acquired by the Fund through the purchase of common stocks under the circumstances described in the preceding paragraph are subject to the general credit risks and interest rate risks to which all fixed-income securities purchased by the Fund are subject. Such securities generally will be rated Baa/BBB or lower as are the other high yield, high risk fixed income securities in which the Fund may invest. In addition, since corporations involved in takeover situations are often highly leveraged, that factor will be evaluated by the Adviser as part of its credit risk determination with respect to the purchase of particular common stocks for the Fund’s investment portfolio. In the event the Fund purchases common stock of a corporation in anticipation of a transaction (pursuant to which the common stock is to be exchanged for fixed-income securities) which fails to take place, the Adviser will continue to hold such common stock for the Fund’s portfolio only if it determines that continuing to hold such common stock under those circumstances is consistent with the Fund’s investment objectives.

Derivatives. The Fund may, but is not required to, use various derivatives and related investment strategies as described below. Derivatives may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by the Fund is a function of numerous variables, including market conditions. The Fund complies with applicable regulatory requirements when using derivatives, including the earmarking or segregating of cash or liquid assets when mandated by U.S. Securities and Exchange Commission (“SEC”) rules or SEC staff positions. Although the Adviser seeks to use derivatives to further the Fund’s investment objective, no assurance can be given that the use of derivatives will achieve this result.

General Risks of Derivatives. Derivatives utilized by the Fund may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indices, interest rates, currencies and other assets. Certain derivative instruments that the Fund may use and the risks of those instruments are described in further detail below. The Fund may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with the Fund’s investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by the Fund will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

■	Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the Fund’s interests. The Fund bears the risk that the Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for the Fund.

■	Derivatives may be subject to pricing risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

■	Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to the Fund.

■	Using derivatives as a hedge against a portfolio investment subjects the Fund to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in the Fund incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for “cross hedging” purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

■	While using derivatives for hedging purposes can reduce the Fund’s risk of loss, it may also limit the Fund’s opportunity for gains or result in losses by offsetting or limiting the Fund’s ability to participate in favorable price movements in portfolio investments.

■	Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly as well as the additional risks associated with derivatives transactions.

■	The use of certain derivatives transactions, including OTC derivatives, involves the risk of loss resulting from the insolvency or bankruptcy of the counterparty to the contract or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

■	Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

■	While some derivatives are cleared through a regulated, central clearinghouse, many derivatives transactions are not entered into or traded on exchanges or in markets regulated by the U.S. Commodity Futures Trading Commission (“CFTC”) or the SEC. Instead, in some cases, certain types of bilateral OTC derivatives are entered into directly by the Fund and a counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty that is approved by the Adviser in accordance with guidelines established by the Board. Where no such counterparty is available, the Fund will be unable to enter into a desired OTC transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to participants in the cleared derivatives markets are not available to participants in bilateral OTC derivatives transactions. Bilateral OTC derivatives transactions are not subject to the guarantee of a clearinghouse and, as a result, the Fund would bear greater risk of default by the counterparties to such transactions.

■	The Fund may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

■	As a result of the structure of certain derivatives, adverse changes in, among other things, interest rates, volatility or the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

■	Certain derivatives may be considered illiquid and therefore subject to the Fund’s limitation on investments in illiquid securities.

■	Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on the Fund’s ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

■	Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages and manipulation. Currency exchange rates may be influenced by factors extrinsic to a country’s economy. There is no systematic reporting of last sale information with respect to underlying foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for the Fund to respond to such events in a timely manner.

Options. An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the buyer or seller, as applicable, of the option (the “option writer”) the underlying instrument at a specified fixed price (the “exercise price”) on or prior to a specified date for American options or only at expiration for European options (the “expiration date”). The buyer of the option pays to the option writer the option premium, which is the purchase price of the option.

Exchange-traded options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. OTC options are purchased from or sold to counterparties through direct bilateral agreements between the Fund and its counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, may be settled in cash in an amount based on the difference between the value of the underlying instrument and the strike price, which is then multiplied by a specified multiplier.

Writing Options. The Fund may write call and put options. As the writer of a call option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised the Fund is not required to deliver the underlying security and retains the premium received.

The Fund may only write call options that are “covered.” A call option on a security is covered if (a) the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by the Fund in earmarked or segregated cash or liquid assets) upon conversion or exchange of other securities held by the Fund; or (b) the Fund has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in earmarked or segregated cash or liquid assets.

Selling call options involves the risk that the Fund may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.

The Fund may write put options. As the writer of a put option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, the Fund is not required to receive the underlying security in exchange for the exercise price and retains the option premium.

The Fund may only write put options that are “covered.” A put option on a security is covered if (a) the Fund earmarks or segregates cash or liquid assets equal to the exercise price; or (b) the Fund has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in earmarked or segregated cash or liquid assets.

Selling put options involves the risk that the Fund may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While the Fund’s potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Fund’s risk of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

The Fund may close out an options position that it has written through a closing purchase transaction. The Fund could execute a closing purchase transaction with respect to a written call option by purchasing a call option on the same underlying security that has the same exercise price and expiration date as the call option written by the Fund. The Fund could execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by the Fund. A closing purchase transaction may or may not result in a profit to the Fund. The Fund can close out its position as an option writer only if a liquid market exists for options on the same underlying security that have the same exercise price and expiration date as the option written by the Fund. There is no assurance that such a market will exist with respect to any particular option.

The writer of an American option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require the Fund to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.

Purchasing Options. The Fund may purchase call and put options. As the buyer of a call option, the Fund pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, the Fund could exercise the option and acquire the underlying security at a below-market price, which could result in a gain to the Fund, minus the premium paid. As the buyer of a put option, the Fund pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, the Fund could exercise the option and sell the underlying security at an above-market price, which could result in a gain to the Fund, minus the premium paid. The Fund may buy call and put options whether or not it holds the underlying securities.

As a buyer of a call or put option, the Fund may sell put or call options that it has purchased at any time prior to such option’s expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security’s dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to the Fund. The Fund’s ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If the Fund does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices, than exchange-traded options. However, unlike exchange-traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, the Fund may be unable to enter into closing sale transactions with respect to OTC options.

Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the difference between the value of the underlying index and the strike price. The underlying index may be a broad-based index or a narrower market index. Unlike many options on securities, all settlements are in cash. The settlement amount, which the writer of an index option must pay to the holder of the option upon exercise, is generally equal to the difference between the strike price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to the Fund on index options transactions will depend, in part, on price movements of the underlying index generally or in a particular segment of the index rather than price movements of individual components of the index. As with other options, the Fund may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Index options written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets. The Fund may cover call options written on an index by owning securities or other assets whose price changes, in the opinion of the Adviser, are expected to correlate to those of the underlying index.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars or other base currencies. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other base currency. The price of the option may vary with changes, among other things, in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investment generally. As with other options, the Fund may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid market exists for such options.

Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets.

Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

■	The exercise of options written or purchased by the Fund could cause the Fund to sell portfolio securities, thus increasing the Fund’s portfolio turnover.

■	The Fund pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

■	The Fund’s options transactions may be subject to limitations on options positions established by the SEC, the CFTC or the exchanges on which such options are traded.

■	The hours of trading for exchange-listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

■	Index options based upon a narrow index of securities or other assets may present greater risks than options based on broad market indices, as narrower indices are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a smaller number of securities or other assets.

■	The Fund is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by the Fund in connection with options transactions.

Currency Forwards. A foreign currency forward exchange contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the foreign currency forward exchange contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. The Fund may also invest in non-deliverable foreign currency forward exchange contracts (“NDFs”). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement. Currency futures are similar to foreign currency forward exchange contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into foreign currency forward exchange contracts. The typical use of a foreign currency forward exchange contract is to “lock in” the price of a security in U.S. dollars or some other foreign currency, which the Fund is holding in its portfolio. By entering into a foreign currency forward exchange contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The Adviser also may from time to time utilize foreign currency forward exchange contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into “cross-currency” hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

The Fund will not enter into foreign currency forward exchange contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities.

When required by law, the Fund will earmark or segregate cash or U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund’s total assets committed to the consummation of foreign currency forward exchange contracts entered into under the circumstances set forth above. If the value of the securities so earmarked or segregated declines, additional cash or securities will be earmarked or segregated on a daily basis so that the value of such securities will equal the amount of the Fund’s commitments with respect to such contracts.

The Fund may be limited in its ability to enter into hedging transactions involving foreign currency forward exchange contracts by the Code requirements relating to qualification as a regulated investment company (“RIC”).

Foreign currency forward exchange contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Futures Contracts. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time (the “settlement date”). Futures contracts may be based on, among other things, a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be “long” the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be “short” the contract. Futures contracts call for settlement only on the expiration date and cannot be “exercised” at any other time during their term.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to broad-based securities indices). In the case of cash-settled futures contracts, the settlement amount is equal to the difference between the reference instrument’s price on the last trading day of the contract and the reference instrument’s price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit “initial margin” with a futures commission merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, the party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The process is known as “marking-to-market.” Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to the Fund.

In addition, the Fund may be required to earmark or segregate cash or liquid assets or maintain earmarked or segregated cash or liquid assets in order to cover futures transactions. The Fund will earmark or segregate cash or liquid assets in an amount equal to the difference between the market value of a futures contract entered into by the Fund and the aggregate value of the initial and variation margin payments made by the Fund with respect to such contract or as otherwise permitted by SEC rules or SEC staff positions. See “Regulatory Matters.”

Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, the Fund would also be subject to initial and variation margin requirements on the option position.

Options on futures contracts written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets. The Fund may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out the Fund’s futures position.

Additional Risks of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

■	The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to the Fund.

■	Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, the Fund would be required to make daily cash payments to maintain its required margin. The Fund may be required to sell portfolio securities, or make or take delivery of the underlying securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The Fund could lose margin payments deposited with a futures commission merchant if the futures commission merchant breaches its agreement with the Fund, becomes insolvent or declares bankruptcy.

■	Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, the Fund could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit the Fund’s potential losses.

■	Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indices, as narrower indices are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

Swaps. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Many swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

Swap agreements allow for a wide variety of transactions. For example, fixed-rate payments may be exchanged for floating rate payments, U.S. dollar-denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with the Fund’s investment objective and policies, the Fund is not limited to any particular form or variety of swap contract. The Fund may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. The Fund may also enter into related derivative instruments including caps, floors and collars.

The Fund may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by the Fund to the swap counterparty will be covered by earmarking or segregating cash or liquid assets. If the Fund enters into a swap agreement on other than a net basis, the Fund will earmark or segregate cash or liquid assets with a value equal to the full notional amount of the Fund’s accrued obligations under the agreement.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and related regulatory developments require the eventual clearing and exchange-trading of many standardized OTC derivative instruments that the CFTC and SEC defined as “swaps” and “security based swaps,” respectively. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing and exchange-trading. In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. The Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated futures commission merchants (“FCMs”) that are members of the clearinghouse that serves as the central counterparty. When the Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss that is greater than such margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s or central counterparty’s customers or clearing members. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

As a result of recent regulatory developments, certain standardized swaps are currently subject to mandatory central clearing and some of these cleared swaps must be traded on an exchange or swap execution facility (“SEF”). An SEF is an electronic trading platform in which multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on an SEF may increase market transparency and liquidity but may cause the Fund to incur increased expenses to execute swaps. Central clearing should decrease counterparty risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or liquidity risk entirely. In addition, depending on the size of the Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap. However, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Requiring margin on uncleared swaps may reduce, but not eliminate, counterparty credit risk.

In addition, with respect to cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which the Fund may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. However, as noted above, regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Requiring margin on uncleared swaps may reduce, but not eliminate, counterparty credit risk.

The Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before the Fund can enter into a new trade, market conditions may become less favorable to the Fund.

The Adviser will continue to monitor developments regarding trading and execution of cleared swaps on exchanges, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements and the costs and risks associated with such investments.

Interest Rate Swaps, Caps, Floors and Collars. Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed-rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of market loss with respect to interest rate and total rate of return swaps is typically limited to the net amount of interest payments that the Fund is contractually obligated to make.

The Fund may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified interest rate index exceeds a predetermined level, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified interest rate falls below a predetermined level, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Caps, floors and collars may be less liquid than other types of derivatives. If the Fund sells caps, floors and collars, it will earmark or segregate cash or liquid assets with a value equal to the full amount, accrued daily, of the Fund’s net obligations with respect to the caps, floors or collars.

Index Swaps. An index swap consists of an agreement between two parties in which a party typically exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.

Inflation Swaps. Inflation swap agreements are contracts in which one party typically agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of the Fund against an unexpected change in the rate of inflation measured by an inflation index. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation.

Currency Swaps. A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Credit Default Swaps. A credit default swap consists of an agreement between two parties in which the “buyer” typically agrees to pay to the “seller” a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par (or other agreed-upon) value of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of that referenced debt obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. The Fund will generally earmark or segregate cash or liquid assets to cover any potential obligation under a credit default swap sold by the Fund. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

Swaptions. An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for a premium. A receiver swaption gives the owner the right to receive the return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:

■	OTC swap agreements are not traded on exchanges and may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell.

■	In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

■	The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain CFTC and SEC rules promulgated thereunder. It is possible that further developments in the swaps market, including new and additional governmental regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

Structured Investments. The Fund may invest in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market, for which the amount of principal repayment and/or interest payments is based on the change in value of such underlying security, currency, commodity or market, including, among others, currency exchange rates, interest rates, referenced bonds and stock indices or other financial references. Structured investments may come in various forms, including notes, warrants and options to purchase securities, and may be listed and traded on an exchange or otherwise traded in the OTC market.

The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to such security, currency, commodity or market is limited or inefficient from a tax, cost or regulatory standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the holders are relying on the creditworthiness of such issuer or counterparty and have no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these investments.

A structured investment may be linked either positively or negatively to an underlying security, currency, commodity, index or market and a change in interest rates, principal amount, volatility, currency values or other factors, depending on the structured investment’s design, may result in a gain or loss that is a multiple of the movement of such interest rates, principal amount, volatility, currency values or other factors. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured investment.

Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. This type of securitization or restructuring usually involves the deposit or purchase of an underlying security by a U.S. or foreign entity, such as a corporation or trust of specified instruments, and the issuance by that entity of one or more classes of securities backed by, or representing an interest in, the underlying instruments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. Structured investments that are subordinated, for example, in payment priority often offer higher returns, but may result in increased risks compared to other investments.

Combined Transactions. Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. The Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Regulatory Matters. As described herein, the Fund may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets equal in value to the Fund’s potential economic exposure under the transaction. The Fund will cover such transactions as described herein or in such other manner in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Earmarked or segregated cash or liquid assets and assets held in margin accounts are not otherwise available to the Fund for investment purposes. If a large portion of the Fund’s assets are used to cover derivatives transactions or are otherwise earmarked or segregated, it could affect portfolio management or the Fund’s ability to meet redemption requests or other current obligations. With respect to derivatives which are cash-settled (i.e., have no physical delivery requirement), the Fund is permitted to earmark or segregate cash or liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the derivative, if any, rather than the derivative’s full notional amount or the market value of the instrument underlying the derivative, as applicable. By earmarking or segregating cash or assets equal to only its net obligations under cash-settled derivatives, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to earmark or segregate cash or assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable.

Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair the Fund’s ability to manage or hedge its investment portfolio through the use of derivatives. In particular, proposed regulatory changes by the SEC relating to a mutual fund’s use of derivatives could potentially limit or impact the Fund’s ability to invest in derivatives and adversely affect the value or performance of the Fund or its derivative investments. The Dodd-Frank Act and the rules promulgated thereunder may limit the ability of the Fund to enter into one or more exchange-traded or OTC derivatives transactions.

The Fund’s use of derivatives may also be limited by the requirements of the Code for qualification as a RIC for U.S. federal income tax purposes.

The Fund has filed a notice of eligibility with the National Futures Association (“NFA”) claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) pursuant to CFTC Regulation 4.5, as promulgated under the Commodity Exchange Act, as amended (“CEA”), with respect to the Fund’s operations. Therefore, neither the Fund nor the Adviser (with respect to the Fund) is subject to registration or regulation as a commodity pool or CPO under the CEA. If the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

With respect to investments in swap transactions, commodity futures, commodity options or certain other commodity interests used for purposes other than bona fide hedging purposes, as such term is defined in CFTC regulations, an investment company must meet one of the following tests under the amended regulations in order for its investment adviser to claim an exemption from being considered a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets.

Regulations recently adopted by federal banking regulators under the Dodd-Frank Act require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of the Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact the Fund’s credit and counterparty risks.

Money Market Securities. In addition to the short-term fixed-income securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers’ acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

U.S. or Foreign Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers’ acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $250,000 principal amount per certificate and to 10% or less of the Fund’s total assets in all such obligations and in all illiquid assets, in the aggregate;

Commercial Paper. Commercial paper rated within the two highest grades by S&P or by Moody’s or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody’s; and

Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying securities serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. Repurchase agreements involving obligations other than U.S. government securities may be subject to special risks. Repurchase agreements secured by obligations that are not eligible for direct investment under the Fund’s investment objectives and restrictions may require the Fund to promptly dispose of such collateral if the seller or guarantor becomes insolvent.

Reverse Repurchase Agreements and Dollar Rolls. The Fund may invest up to 25% of its total assets in reverse repurchase agreements and dollar rolls. Under a reverse repurchase agreement, the Fund sells a security and promises to repurchase that security at an agreed-upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. Reverse repurchase agreements may be entered into for, among other things, obtaining leverage, facilitating short-term liquidity or when the Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. The Fund will earmark or segregate cash or liquid assets or establish a segregated account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse repurchase agreements may be viewed as a speculative form of borrowing called leveraging. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.

In addition, the use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

Loans of Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. The Fund will not lend more than 33⅓% of the value of its total assets.

The Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value not less than 100% of the value of the securities loaned; (ii) the borrower adds to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks-to-market” on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receives a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by the Fund. There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income that can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund’s Board of Trustees. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Borrowing. The Fund has an operating policy, which may be changed by the Fund’s Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed). Should the Board of Trustees remove this operating policy, the Fund would be permitted to borrow money from banks in accordance with the 1940 Act or the rules and regulations promulgated by the SEC thereunder. Currently, the 1940 Act permits a fund to borrow money from banks in an amount up to 331/3% of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. The Fund will only borrow when the Adviser believes that such borrowings will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation. The Fund will maintain asset coverage in accordance with the 1940 Act.

Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risks. For example, leveraging may exaggerate changes in and increase the volatility of the NAV of the Fund. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage also may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations or to maintain asset coverage.

In general, the Fund may not issue any class of senior security, except that the Fund may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300% the Fund will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices that could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts and reverse repurchase agreements, provided that the Fund earmarks or segregates cash or liquid assets in accordance with applicable SEC regulations and interpretations.

When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. The Fund may sell the securities before the settlement date if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its NAV. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its NAV. The Fund will also earmark or segregate cash or liquid assets or establish a segregated account on the Fund’s books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

When, As and If Issued Securities. The Fund may purchase securities on a “when, as and if issued” basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its NAV, will reflect the value of the security daily. At that time, the Fund will also earmark cash or liquid assets or establish a segregated account on its books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

An increase in the percentage of the Fund’s assets committed to the purchase of securities on a “when, as and if issued” basis may increase the volatility of its NAV. The Fund may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

Non-Publicly Traded Securities, Private Placements and Restricted Securities. The Fund may invest in securities that are neither listed on a stock exchange nor traded OTC, including privately placed and restricted securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability of the Fund to arrive at a fair value for certain securities at certain times and could make it difficult for the Fund to sell certain securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, the Fund may be required to bear the expenses of registration.

As a general matter, the Fund may not acquire any illiquid investment, if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold in seven calendar days or less without significantly changing the market value of the investment, such as securities for which there is not a readily available secondary market or securities that are restricted from sale to the public without registration, including commercial paper issued in reliance on the so-called “private placement”exemption afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”). The liquidity of a security will be determined based on relevant market, trading and investment specific considerations as set out in the Company’s liquidity risk management program as required by Rule

22e-4 under the 1940 Act. However, certain restricted securities can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act (“Rule 144A Securities”), and may be deemed to be liquid under guidelines adopted by the Fund’s Board of Trustees. The Fund may invest without limit in liquid Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible fixed-income securities in such capital structure. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Certain of the convertible securities in which the Fund may invest are rated below investment grade or are unrated. The prices of such securities are likely to be more sensitive to adverse economic changes than higher-rated securities, resulting in increased volatility of market prices of these securities during periods of economic uncertainty, or adverse individual corporate developments. In addition, during an economic downturn or substantial period of rising interest rates, lower rated issuers may experience financial stress.

Loan-Related Investments. Loan-related investments may include, without limitation, bank loans, direct lending and loan participations and assignments. In addition to risks generally associated with debt investments, loan-related investments are subject to other risks. Loans in which the Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The amount of public information available with respect to loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of borrowers, the Adviser will consider, and may rely in part on, analyses performed by others.

The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. In addition, the Fund may not be able to readily dispose of its loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations, including redemption obligations. To the extent a readily available market ceases to exist for a particular investment, such investment would be treated as illiquid for purposes of the Fund’s limitations on illiquid investments.

Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the Fund’s NAV. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. The collateral securing a loan may lose all or substantially all of its value in the event of the bankruptcy of a borrower. Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of loans including, in certain circumstances, invalidating such loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance.

Direct Lending. When the Fund acts as a direct lender, it may participate in structuring the loan. Under these circumstances, it will have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. Lenders also have full voting and consent rights under the applicable loan agreement. Action subject to lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the loan. Certain decisions, such as reducing the amount of interest on or principal of a loan, releasing collateral, changing the maturity of a loan or a change in control of the borrower, frequently require the unanimous vote or consent of all lenders affected.

Loan Participations and Assignments. Loan participations are interests in loans or other direct debt instruments relating to amounts owed by a corporate, governmental or other borrower to another party. These loans may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties (“Lenders”) and may be fixed-rate or floating rate. These loans also may be arranged through private negotiations between an issuer of sovereign debt obligations and Lenders.

The Fund’s investments in loans may be in the form of a participation in loans (“Participations”) and assignments of all or a portion of loans (“Assignments”) from third parties. In the case of a Participation, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of an insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of a Lender’s insolvency, the Lender’s servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy.

When the Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for Participations and Assignments, it is likely that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s securities and calculating its NAV.

Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to the Fund in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Participations and Assignments may also include standby financing commitments that obligate the investing Fund to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Participations and Assignments present additional risk of default or loss.

Bank loans generally are negotiated between a borrower and several financial institutional lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the loan and the rights of the borrower and the lenders, monitoring any collateral, and collecting principal and interest on the loan. By investing in a loan, the Fund becomes a member of a syndicate of lenders. Investments in bank loans entail those risks described above, such as liquidity risk and risk of default.

Some of the loans in which the Fund may invest or obtain exposure to may be “covenant lite” loans. Certain financial institutions may define “covenant lite” loans differently. Covenant lite loans or securities, which have varied terms and conditions, may contain fewer or no restrictive covenants compared to other loans that might enable an investor to proactively enforce financial covenants or prevent undesired actions by the borrower. As a result, the Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant lite loans and debt securities than its holdings of loans or securities with more traditional financial covenants, which may result in losses to the Fund.

Investment Company Securities. Investment company securities are equity securities and include securities of other open-end, closed-end and unregistered investment companies, including foreign investment companies, hedge funds and exchange-traded funds (“ETFs”). The Fund may, to the extent noted in the Fund’s non-fundamental limitations, invest in investment company securities as may be permitted by (i) the 1940 Act; (ii) the rules and regulations promulgated by the SEC under the 1940 Act; or (iii) an exemption or other relief applicable to the Fund from provisions of the 1940 Act. The 1940 Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund’s total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the Fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. The Fund may invest in investment company securities of investment companies managed by the Adviser or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the SEC. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a shareholder in the Fund will bear not only their proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company.

Money Market Funds. To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund advised or managed by the Adviser or its affiliates. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests, which may result in the Fund bearing some additional expenses. The SEC has adopted changes to the rules that govern money market funds. These changes: (1) permit (and, under certain circumstances, require) money market funds to impose a “liquidity fee” (up to 2%), or a “redemption gate” that temporarily restricts redemptions from a money market fund, if weekly liquidity levels fall below the required regulatory threshold, and (2) require “institutional money market funds” to operate with a floating NAV rounded to a minimum of the fourth decimal place in the case of a fund with a $1.0000 share price or an equivalent or more precise level of accuracy for money market funds with a different share price (e.g., $10.000 per share, or $100.00 per share). “Government money market funds,” as defined under Rule 2a-7 of the 1940 Act, are exempt from these requirements, though such funds may choose to opt-in to the implementation of liquidity fees and redemption gates. These changes may affect the investment strategies, performance and operating expenses of money market funds.

Exchange-Traded Funds. The Fund may invest in ETFs. Investments in ETFs are subject to a variety of risks, including risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF’s operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by the Fund. Therefore, as a shareholder in an ETF (as with other investment companies), the Fund would bear its ratable share of that entity’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. Further, certain of the ETFs in which the Fund may invest are leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged ETFs “reset” daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods. The more the Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments. Furthermore, disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs.

High Yield Securities. High yield securities are generally considered to include fixed-income securities rated below the four highest rating categories at the time of purchase (e.g., Ba through C by Moody’s, or BB through D by S&P or Fitch) and unrated fixed-income securities considered by the Adviser to be of equivalent quality. High yield securities are not considered investment grade and are commonly referred to as “junk bonds” or high yield, high risk securities. Investment grade securities that the Fund holds may be downgraded to below investment grade by the rating agencies. If the Fund holds a security that is downgraded, the Fund may choose to retain the security.

While high yield securities offer higher yields, they also normally carry a high degree of credit risk and are considered speculative by the major credit rating agencies. High yield securities may be issued as a consequence of corporate restructuring or similar events. High yield securities are often issued by smaller, less creditworthy issuers, or by highly leveraged (indebted) issuers, that are generally less able than more established or less leveraged issuers to make scheduled payments of interest and principal. In comparison to investment grade securities, the price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuer. The values of high yield securities are more volatile and may react with greater sensitivity to market changes.

High yield securities are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit the Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities. In addition, lower-rated securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and any dividends to investors.

The secondary market for high yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. Because high yield securities are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market. Also, future legislation may have a possible negative impact on the market for high yield, high risk securities.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

The high yield securities markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect the Fund’s NAV and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market.

Regulatory Risk. Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the Fund or the issuer, or market value, of an instrument held by the Fund.

Special Risks Related to Cyber Security. The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

LIBOR Risk. The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate (“LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after the end of 2021. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments.

In advance of 2022, regulators and market participants are currently engaged in identifying successor Reference Rates (“Alternative Reference Rates”). Additionally, prior to the end of 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of Alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations.

The transition process might lead to increased volatility and illiquidity in markets that currently rely on Reference Rates to determine interest rates. It could also lead to a reduction in the value of some Reference Rate-based investments held by the Fund and reduce the effectiveness of new hedges placed against existing Reference Rate-based instruments. While market participants are endeavoring to minimize the economic impact of the transition from Reference Rates to Alternative Reference Rates, the transition away from LIBOR and certain other Reference Rates could, among other negative consequences:

■	Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any Reference Rate-linked securities, loans and derivatives in which the Fund may invest;

■	Require extensive negotiations of and/or amendments to agreements and other documentation governing Reference Rate-linked investments products;

■	Lead to disputes, litigation or other actions with counterparties or portfolio companies regarding the interpretation and enforceability of “fallback” provisions that provide for an alternative reference rate in the event of Reference Rate unavailability; or

■	Cause the Fund to incur additional costs in relation to any of the above factors.

The risks associated with the above factors, including decreased liquidity, are heightened with respect to investments in Reference Rate-based products that do not include a fallback provision that addresses how interest rates will be determined if LIBOR and certain other Reference Rates stop being published. Even with some Reference Rate-based instruments that may contemplate a scenario where Reference Rates are no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain Reference Rate-related instruments or financing transactions, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR and certain other Reference Rates as benchmarks could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. In addition, when a Reference Rate is discontinued, the Alternative Reference Rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt securities with floating or fixed-to-floating rate coupons. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or counterparties or otherwise may adversely affect the Fund’s performance or NAV.

ESG Investment Risk. To the extent that the Fund considers environmental, social and governance (“ESG”) criteria and application of related analyses when selecting investments, the Fund’s performance may be affected depending on whether such investments are in or out of favor and relative to similar funds that do not adhere to such criteria or apply such analyses. Socially responsible norms differ by country and region, and a company’s ESG practices or the Adviser’s assessment of such may change over time. The Fund may invest in companies that do not reflect the beliefs and values of any particular investor. Additionally, the Fund’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments in non-U.S. issuers often require subjective analysis and may be relatively more difficult than applying the ESG criteria or related analyses to investments of other issuers because data availability may be more limited with respect to non-U.S. issuers. The exclusionary criteria related to the Fund’s ESG criteria may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. The Fund’s investments in certain companies may be susceptible to various factors that may impact their businesses or operations, including costs associated with government budgetary constraints that impact publicly funded projects and clean energy initiatives, the effects of general economic conditions throughout the world, increased competition from other providers of services, unfavorable tax laws or accounting policies and high leverage.

Market and Geopolitical Risk. The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.

Fund Policies/Investment Restrictions

The investment objectives, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The 1940 Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment, except in the case of borrowings, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, except in the case of borrowings.

The Fund will:

1. As a primary objective, seek a high level of current income.

2. As a secondary objective, seek to maximize total return but only to the extent consistent with its primary objective.

The Fund will not:

1. Invest in a manner inconsistent with its classification as a “diversified company” as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

2. Invest more than 25% of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

3. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

4. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

5. Borrow money, except the Fund may borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

6. Issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

7. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements, or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

8. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security.

Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

In addition, as non-fundamental policies, which can be changed with Board approval and without shareholder vote, the Fund will not:

1. Invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act, as amended from time to time.

2. Make short sales of securities, except short sales against the box.

3. Invest its assets in the securities of any investment company except as may be permitted by (i) the 1940 Act as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the 1940 Act as amended from time to time; or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act as amended from time to time.

The Fund has an operating policy, which may be changed by the Fund’s Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

The investment policies, limitations or practices of the Fund may not apply during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, political or other conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions or increased governmental intervention in the markets or industries. During such periods, the Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.

Disclosure of Portfolio Holdings

The Fund’s Board of Trustees and the Adviser and Sub-Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the “Policy”). Pursuant to the Policy, the Adviser and Sub-Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund’s and the Adviser’s and Sub-Adviser’s fiduciary duties to Fund shareholders. In no instance may the Adviser, Sub-Adviser or the Fund receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser and Sub-Adviser or by any affiliated person of the Adviser or Sub-Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

The Fund makes available on its public website the following portfolio holdings information:

■	complete portfolio holdings information monthly, at least 15 calendar days after the end of each month; and

■	top 10 holdings monthly, at least 15 calendar days after the end of each month.

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its Semi-Annual and Annual Reports, and for the first and third fiscal quarters in its filings with the SEC as an exhibit to Form N-PORT.

All other portfolio holdings information that has not been disseminated in a manner making it available generally as described above is non-public information for purposes of the Policy.

The Fund may make selective disclosure of non-public portfolio holdings information pursuant to certain exemptions set forth in the Policy. Third parties eligible for exemptions under the Policy and therefore eligible to receive such disclosures currently include clients/shareholders (such as redeeming shareholders in-kind), fund rating agencies, information exchange subscribers, proxy voting or advisory services, pricing services, consultants and analysts, portfolio analytics providers, transition managers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities or related derivative securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party pursuant to an exemption unless and until the third-party recipient has entered into a non-disclosure agreement with the Fund and the arrangement has been reviewed and approved, as set forth in the Policy and discussed below. In addition, persons who owe a duty of trust or confidence to the Fund or the Adviser or Sub-Adviser may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Fund’s independent registered public accounting firm (as of the Fund’s fiscal year-end and on an as-needed basis), (ii) counsel to the Fund (on an as-needed basis), (iii) counsel to the Independent Trustees (on an as-needed basis) and (iv) members of the Board of Trustees (on an as-needed basis). Subject to the terms and conditions of any agreement between the Adviser or the Fund and the third-party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Adviser and Sub-Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Adviser and Sub-Adviser or any affiliates of the Adviser or Sub-Adviser (the “Morgan Stanley Funds”) on an aggregate, rather than a fund-by-fund basis; (2) the interest list will not disclose portfolio holdings on a fund-by-fund basis; (3) the interest list must not contain information about the number or value of shares owned by a specified Morgan Stanley Fund; (4) the interest list may identify the investment strategy, but not the particular Morgan Stanley Funds, to which the list relates; and (5) the interest list may not identify the portfolio manager or team members responsible for managing the Morgan Stanley Funds.

The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly or the information that includes such holding(s) has been made available to shareholders requesting such information. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly or the information that includes such holding(s) has been made available to shareholders requesting such information.

Portfolio holdings information may be provided to broker-dealers, prime brokers, futures commission merchants, or similar providers in connection with the Fund’s portfolio trading or operational processing activities; such entities generally need access to such information in the performance of their duties and responsibilities to fund service providers and are subject to a duty of confidentiality, including a duty not to trade on material non-public information, imposed by law or contract. Portfolio holdings information may also be provided to affiliates of Morgan Stanley Investment Management (“MSIM”) pursuant to regulatory requirements or for legitimate business purposes, which may include risk management, or may be reported by the Fund’s counterparties to certain global trade repositories pursuant to regulatory requirements.

The Adviser, the Sub-Adviser and/or the Fund currently have entered into ongoing arrangements regarding the selective disclosure of complete portfolio holdings information with the following parties:

Name	Frequency[1]	Lag Time
Service Providers
State Street Bank and Trust Company	Daily basis	Daily
BlackRock Financial Management Inc.	Daily basis	[2]

Name	Frequency[1]	Lag Time
KellyCo Marketing	Monthly basis and Quarterly basis	Varying lag times after the date of the information
R.R. Donnelley & Sons Company	Monthly basis and Quarterly basis	Varying lag times after the date of the information
Fund Rating Agencies
Lipper	Monthly basis	Approximately six business days after month end
Portfolio Analytics Providers
Bloomberg Finance, L.P.	Daily basis	Daily
FX Transparency	Quarterly basis	Approximately three-four weeks after quarter end
1	Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).
2	Information will typically be provided on a real time basis or as soon thereafter as possible.

All disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be reviewed and approved by the Adviser, which will also determine from time-to-time whether such third parties should continue to receive portfolio holdings information.

The Adviser and/or Sub-Adviser shall report quarterly to the Board of Trustees (or a designated committee thereof) at the next regularly scheduled meeting: (i) any material information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption; and (ii) any new non-disclosure agreements entered into during the reporting period. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.

MANAGEMENT OF THE FUND

Board of Trustees

General. The Board of Trustees of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Adviser to ensure that the Fund’s general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee’s own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

Trustees and Officers. The Board of the Fund consists of 10 Trustees. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP. None of the Trustees have an affiliation or business connection with the Adviser or any of its affiliated persons or own any stock or other securities issued by the Adviser’s parent company, Morgan Stanley. These are the “non-interested” or “Independent” Trustees as defined under the 1940 Act.

Board Structure and Oversight Function. The Board’s leadership structure features an Independent Trustee serving as Chairperson and the Board Committees described below. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Fund between meetings.

The Board of Trustees operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the Fund and Fund shareholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund’s activities and associated risks. The Board of Trustees has established four standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee and (4) Investment Committee, which are each comprised exclusively of Independent Trustees. Each committee charter governs the scope of the committee’s responsibilities with respect to the oversight of the Fund. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption “Independent Trustees and the Committees.”

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Trustees oversees these risks as part of its broader oversight of the Fund’s affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Fund. In addition, appropriate personnel, including but not limited to the Fund’s Chief Compliance Officer, members of the Fund’s administration and accounting teams, representatives from the Fund’s independent registered public accounting firm, the Fund’s Treasurer, portfolio management personnel, risk management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Fund’s activities and related risks to the Board of Trustees and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly risk reports and discussions with members of the risk teams relating to each asset class. The Board’s committee structure allows separate committees to focus on different aspects of risk and the potential impact of these risks on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Fund officers also communicate with the Trustees regarding material exceptions and items relevant to the Board’s risk oversight function. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Fund. Moreover, the Board recognizes that it may be necessary for the Fund to bear certain risks (such as investment risk) to achieve its investment objectives.

As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Fund and engages in discussions with appropriate parties relating to the Fund’s operations and related risks.

Management Information

Trustees. The Fund seeks as Trustees individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Trustee was and continues to be qualified to serve as Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Fund. In addition, the Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Information about the Fund’s Governance Committee and Board of Trustees nomination process is provided below under the caption “Independent Trustees and the Committees.”

The Trustees of the Fund, their birth years, addresses, positions held, length of time served, their principal business occupations during the past five years and other relevant professional experience, the number of portfolios in the Fund Complex (described below) overseen by each Trustee and other directorships, if any, held by the Trustees, are shown below (as of December 31, 2019). The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any registered funds that have an adviser that is an affiliate of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP) (the “Morgan Stanley AIP Funds”).

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996- 2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l’Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, CEO, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); Director, Rubicon Investments (since February 2019); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	87	Prior to August 2016, Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year: 1936	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund Committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Vice Chair of the Board and Trustee	Vice Chair of the Boards since January 2020 and Trustee since August 2006	Vice Chair of the Boards of various Morgan Stanley Funds (since January 2020); Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).
*	This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

The executive officers of the Fund, their birth years, addresses, positions held, length of time served and their principal business occupations during the past five years are shown below (as of December 31, 2019).

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*	This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Fund: Princess Kludjeson, Kristina B. Magolis, Francesca Mead and Jill R. Whitelaw.

It is a policy of the Fund’s Board that each Trustee shall invest at least $250,000 in any combination of the Morgan Stanley Funds that the Trustee determines meets his or her own specific investment objectives, without requiring any specific investment in any particular Fund. Newly elected or appointed Trustees have three years to comply with this policy.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2019 is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (as of December 31, 2019)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (as of December 31, 2019)
Independent:
Frank L. Bowman	None	over $100,000
Kathleen A. Dennis	None	over $100,000
Nancy C. Everett	None	over $100,000
Jakki L. Haussler	None	over $100,000
Manuel H. Johnson	None	over $100,000
Joseph J. Kearns[1]	None	over $100,000
Michael F. Klein[1]	None	over $100,000
Patricia Maleski	None	over $100,000
Michael E. Nugent	None	over $100,000
W. Allen Reed[1]	over $100,000	over $100,000
1	Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Morgan Stanley Funds (or portfolio thereof) that are offered as investment options under the plan.

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Independent Trustees and the Committees. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Board has four committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee and (4) Investment Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the retail Morgan Stanley Funds have a Rule 12b-1 plan.

The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund’s system of internal controls; and reviewing the valuation process. The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Fund are Jakki L. Haussler, Joseph J. Kearns, Michael F. Klein and W. Allen Reed. None of the members of the Fund’s Audit Committee is an “interested person,” as defined under the 1940 Act, of the Fund (with such disinterested Trustees being “Independent Trustees” or individually, “Independent Trustee”). Each Independent Trustee is also

“independent” from the Fund under the listing standards of the New York Stock Exchange, Inc. (“NYSE”). The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund’s Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund’s Independent Trustees as candidates for election as Independent Trustees, advises the Fund’s Board with respect to Board composition, procedures and committees, develops and recommends to the Fund’s Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund’s Board of Trustees and any Board committees and oversees periodic evaluations of the Fund’s Board and its committees. The members of the Governance Committee of the Fund are Kathleen A. Dennis, Manuel H. Johnson and Michael E. Nugent, each of whom is an Independent Trustee. In addition, Michael E. Nugent (as Chair of the Morgan Stanley Funds) periodically may attend other operating committee meetings. The Chairperson of the Governance Committee is Michael E. Nugent.

The Fund does not have a separate nominating committee. While the Fund’s Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, all the Independent Trustees participate in the selection and nomination of candidates for election as Independent Trustees for the Fund. Persons recommended by the Fund’s Governance Committee as candidates for nomination as Independent Trustees shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund’s Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption “Shareholder Communications.”

The Board formed the Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Fund and the Board. The Compliance and Insurance Committee consists of Frank L. Bowman, Nancy C. Everett and Patricia Maleski, each of whom is an Independent Trustee. The Chairperson of the Compliance and Insurance Committee is Frank L. Bowman.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund’s Investment Advisory, Sub-Advisory and Administration Agreements. Each Independent Trustee is a member of the Investment Committee. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the Funds’ primary areas of investment, namely equities, fixed-income and alternatives. Within the Fund Complex, the Sub-Committees and their members are as follows:

(1) Equity — W. Allen Reed (Chairperson), Frank L. Bowman, Nancy C. Everett and Michael E. Nugent.

(2) Fixed Income — Michael F. Klein (Chairperson) and Jakki L. Haussler.

(3) Liquidity and Alternatives — Kathleen A. Dennis (Chairperson), Joseph J. Kearns and Patricia Maleski.

In addition, Manuel H. Johnson (as Chairperson of the Investment Committee) periodically attends Sub-Committee meetings, filling in where necessary.

During the Fund’s fiscal year ended October 31, 2019, the Board of Trustees held the following meetings:

Board of Trustees/Committee/Sub-Committee	Number of Meetings
Board of Trustees	7
Audit Committee	4
Governance Committee	4
Compliance and Insurance Committee	4
Investment Committee	5
Equity Sub-Committee	5
Fixed Income Sub-Committee	5
Liquidity and Alternatives Sub-Committee	5

Experience, Qualifications and Attributes

The Board has concluded, based on each Trustee‘s experience, qualifications and attributes that each Board member should serve as a Trustee. Following is a brief summary of the information that led to and/or supports this conclusion.

Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various funds in the Fund Complex, where he serves as Chairperson of the Compliance and Insurance Committee (and formerly served as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee). Mr. Bowman also serves as a Director of Naval and Nuclear Technologies LLP and Director Emeritus for the Armed Services YMCA, and formerly served as a Director of BP, plc. Mr. Bowman serves as a Trustee of the Fairhaven United Methodist Church. Mr. Bowman is also a member of the National Security Advisory Council of the Center for U.S. Global Engagement, a member of the CNA Military Advisory Board and a member of the Dolphin Scholarship Foundation Advisory Board. Mr. Bowman retired as an Admiral in the U.S. Navy after serving over 38 years on active duty including eight years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004). Additionally, Mr. Bowman served as the U.S. Navy’s Chief of Naval Personnel (1994-1996), where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy and on the Joint Staff as Director of Political Military Affairs (1992-1994). In addition, Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officier de l’Orde National du Mérite from the French Government and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.

Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Director or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee. Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must operate based on her years of service to this Board and her position as Senior Managing Director of Victory Capital Management.

Ms. Everett has over 35 years of experience in the financial services industry, including roles with both registered investment companies and registered investment advisers. By serving on the boards of other registered funds, such as GMAM Absolute Return Strategies Fund, LLC and Emerging Markets Growth Fund, Inc., Ms. Everett has acquired significant experience with financial, accounting, investment and regulatory matters. Ms. Everett is also a Chartered Financial Analyst.

With more than 30 years of experience in the financial services industry, including her years of entrepreneurial and managerial experience in the development and growth of Opus Capital Group, Ms. Haussler brings a valuable perspective to the Fund‘s Board. Through her role at Opus Capital and her service as a director of several venture capital funds and other boards, Ms. Haussler has gained valuable experience dealing with accounting principles and evaluating financial results of large corporations. She is a certified public accountant (inactive) and a licensed attorney in the State of Ohio (inactive).

In addition to his tenure as a Director or Trustee of various other funds in the Fund Complex, where he formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for over 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Director of NVR, Inc., Director of Evergreen Energy and Director of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.

Mr. Kearns gained extensive experience regarding accounting through his experience on the Audit Committees of the boards of other funds in the Fund Complex, including serving as either Chairperson or Deputy Chairperson of the Audit Committee for nearly 20 years, and through his position as Chief Financial Officer of the J. Paul Getty Trust. He also has experience in financial, accounting, investment and regulatory matters through his position as President and founder of Kearns & Associates LLC, a financial consulting company. Mr. Kearns previously served as a Director of Electro Rent Corporation and previously served as Director of The Ford Family Foundation. The Board has determined that Mr. Kearns is an “audit committee financial expert” as defined by the SEC.

Through his prior positions as a Managing Director of Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and as President and a Trustee of the Morgan Stanley Institutional Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Director and Co-Chief Executive and Co-President of Aetos Alternatives Management, LP and as Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP. In addition, he also has experience as a member of the board of other funds in the Fund Complex.

Ms. Maleski has over 30 years of experience in the financial services industry and extensive experience with registered investment companies. Ms. Maleski began her career as a certified public accountant at Price Waterhouse LLP (“PW”) and was a member of PW’s Investment Company Practice. After a brief stint at the Bank of New York, Ms. Maleski began her affiliation with the

JPMorgan Funds, at the Pierpont Group and then with J.P. Morgan Investment Management Inc. From 2001-2013, Ms. Maleski held roles with increasing responsibilities, from Vice President and Board Liaison, Treasurer and Principal Financial Officer, Chief Administrative Officer and finally President and Principal Executive Officer for the JPMorgan Fund complex. Between 2013 and 2016, Ms. Maleski served as Global Head of Oversight and Control of JPMorgan Asset Management and then as Head of JPMorgan Chase’s Fiduciary and Conflicts of Interest Program. Ms. Maleski has extensive experience in the management and operation of funds in addition to regulatory and accounting and valuation matters.

Mr. Nugent has extensive experience with financial, accounting, investment and regulatory matters through his over 20 years of service on the boards of various funds in the Fund Complex, including time as the Chairperson of the Insurance Committee, Chairperson of the Closed-End Fund Committee and Chair of the Morgan Stanley Funds. Mr. Nugent also has experience as a former General Partner in Triumph Capital, L.P.

Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a Director of iShares, Inc. and his service as Vice Chair of the Board and as Trustee or Director of other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his prior positions as a Director of Legg Mason, Inc. and as President and CEO of General Motors Asset Management.

The Trustees‘ principal occupations and other relevant professional experience during the past five years or more are shown in the above tables.

Advantages of Having the Same Individuals as Trustees for the Morgan Stanley Funds. The Independent Trustees and the Fund’s management believe that having the same Independent Trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Morgan Stanley Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund’s service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Funds.

Trustee and Officer Indemnification. The Fund’s Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

Shareholder Communications. Shareholders may send communications to the Fund’s Board of Trustees. Shareholders should send communications intended for the Fund’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Compensation

Effective January 1, 2020, each Trustee (except for the Chair of the Boards) receives an annual retainer fee of $295,000 ($280,000 prior to January 1, 2020) for serving as a Trustee of the Morgan Stanley Funds.

The Audit Committee Chairperson receives an additional annual retainer fee of $80,000, the Investment Committee Chairperson receives an additional annual retainer fee of $50,000 and the Compliance and Insurance Committee Chairperson receives an additional annual retainer fee of $60,000. Each Sub-Committee Chairperson receives an additional annual retainer fee of $40,000. The aggregate compensation paid to each Trustee is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds of the Morgan Stanley Funds based on the relative net assets of each of the funds. Michael E. Nugent receives a total annual retainer fee of $590,000 ($560,000 prior to January 1, 2020) for his services as Chair of the Boards of the Morgan Stanley Funds and for administrative services provided to each Board.

The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund for their services as Trustee.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the “DC Plan”), which allows each Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley Funds that are offered as investment options under the DC Plan. At the Trustee‘s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, certain Morgan Stanley Funds maintained a similar Deferred Compensation Plan (the “Prior DC Plan”), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of the Fund’s Trustees from the Fund for the fiscal year ended October 31, 2019 and the aggregate compensation payable to each of the funds’ Trustees by the Fund Complex (which includes all of the Morgan Stanley Funds) for the calendar year ended December 31, 2019.

Compensation[1]
Name of Independent Trustee:	Aggregate Compensation From the Fund[2]	Total Compensation From Fund and Fund Complex Paid to Trustee[3]
Frank L. Bowman	$1,337	$340,000
Kathleen A. Dennis	1,258	320,000
Nancy C. Everett	1,099	280,000
Jakki L. Haussler	1,099	280,000
Manuel H. Johnson	1,298	330,000
Joseph J. Kearns[3]	1,413	360,000
Michael F. Klein[2],[3]	1,258	320,000
Patricia Maleski	1,099	280,000
Michael E. Nugent	2,202	560,000
W. Allen Reed[2],[3]	1,258	320,000
1	Includes all amounts paid for serving as director/trustee of the funds in the Fund Complex, as well as serving as Chair of the Boards or a Chairperson of a Committee or Sub-Committee.
2	The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund’s fiscal year. The following Trustees deferred compensation from the Fund during the fiscal year ended October 31, 2019: Mr. Klein, $1,258 and Mr. Reed, $1,258.
3	The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2019 before deferral by the Trustees under the DC Plan. As of December 31, 2019, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns, Klein and Reed pursuant to the deferred compensation plan was $651,838, $2,022,602 and $3,489,928, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Morgan Stanley Funds (the “Adopting Funds”), including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an “Eligible Trustee”) would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee‘s retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund’s Independent Trustees by the Fund for the fiscal year ended October 31, 2019 and by the Adopting Funds for the calendar year ended December 31, 2019, and the estimated retirement benefits for the Independent Trustees from the Fund as of the fiscal year ended October 31, 2019 and from the Adopting Funds for each calendar year following retirement. Only the Trustees listed below participated in the retirement program.

	Retirement Benefits Accrued as Fund Expenses		Estimated Annual Benefits Upon Retirement[1]
Name of Independent Trustee	By the Fund	By all Adopting Funds	From the Fund	From all Adopting Funds
Manuel H. Johnson	$958	$38,006	$1,420	$57,237
Michael E. Nugent[2]	(457)	(17,908)	1,269	51,193
1	Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee’s life.

2	Mr. Nugent’s retirement expenses are negative due to the fact that his retirement date has been extended and therefore his expenses have been overaccrued.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following owned beneficially or of record 5% or more of the outstanding Class A shares of the Fund as of February 1, 2020: Morgan Stanley & Co. LLC, Harborside Financial Center, 201 Plaza Two, 3rd Floor, Jersey City, NJ 07311 — 42.18%; National Financial Services LLC, 499 Washington Blvd., Floor 4, Jersey City, NJ 07310 — 12.88%; Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104 — 11.47%; TD Ameritrade Inc., PO Box 2226, Omaha, NE 68103 — 7.38; Pershing LLC, 1 Pershing Plaza, 14th Fl., Jersey City, NJ 07399 — 5.77%. The following owned beneficially or of record 5% or more of the outstanding Class L shares of the Fund as of February 1, 2020: Morgan Stanley & Co. LLC, Harborside Financial Center, 201 Plaza Two, 3rd Floor, Jersey City, NJ 07311 — 78.46%; Wells Fargo Clearing Services LLC, 2801 Market Street, Saint Louis, MO 63103 — 6.21%. The following owned beneficially or of record 5% or more of the outstanding Class I shares of the Fund as of February 1, 2020: Morgan Stanley & Co. LLC, Harborside Financial Center, 201 Plaza Two, 3rd Floor, Jersey City, NJ 07311 — 29.26%; Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104 — 12.53%; Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive East, Jacksonville, FL 32246 — 11.87%; Wells Fargo Clearing Services LLC, 2801 Market Street, Saint Louis, MO 63103 — 10.54%; UBS Wealth Management USA, 1000 Harbor Blvd., Weehawken, NJ 07086 — 7.46%; Raymond James, 880 Carillon Parkway, St. Petersburg, FL 33716 — 6.77%; J.P. Morgan Securities LLC., 4 Chase Metrotech Center 3rd Floor, Brooklyn, NY 11245 — 5.06%. The following owned beneficially or of record 5% or more of the outstanding Class C shares of the Fund as of February 1, 2020: Morgan Stanley & Co. LLC, Harborside Financial Center, 201 Plaza Two, 3rd Floor, Jersey City, NJ 07311 — 49.82%; Wells Fargo Clearing Services LLC, 2801 Market Street, Saint Louis, MO 63103 — 13.30%; Raymond James, 880 Carillon Parkway, St. Petersburg, FL 33716 — 11.23%; Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive East, Jacksonville, FL 32246 — 5.19%. The following owned beneficially or of record 5% or more of the outstanding Class IS shares of the Fund as of February 1, 2020: Wake Forest University, 1834 Wake Forest Road, Winston Salem, NC 27109 — 64.66%; Comerica Bank, P.O. Box 75000, Detroit, MI 48275 — 13.68%; National Financial Services LLC, 499 Washington Blvd., Floor 4, Jersey City, NJ 07310 — 11.81%; SEI Private Trust Company, 1 Freedom Valley Dr., Oaks, PA 19456 — 5.12%. The following owned beneficially or of record 5% or more of the outstanding Class IR shares of the Fund as of February 1, 2020: Morgan Stanley Investment Management, 750 7th Ave. 12th Fl., New York, NY 10019 — 100.00%. The percentage ownership of shares of the Fund changes from time to time depending on purchases and redemptions by shareholders and the total number of shares outstanding.

As of February 1, 2020, the aggregate number of shares of beneficial interest of the Fund owned by the Fund’s officers and Trustees as a group was less than 1% of the Fund’s shares of beneficial interest outstanding.

INVESTMENT ADVISORY AND OTHER SERVICES

Adviser, Sub-Adviser and Administrator

The Adviser to the Fund is Morgan Stanley Investment Management Inc., a Delaware corporation, whose address is 522 Fifth Avenue, New York, NY 10036. The Adviser is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation traded on the NYSE under the symbol “MS.” Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

The Sub-Adviser is Morgan Stanley Investment Management Limited, a wholly-owned subsidiary of Morgan Stanley, whose address is 25 Cabot Square, Canary Wharf, London, E14 4QA, England.

Pursuant to an Investment Advisory Agreement (the “Investment Advisory Agreement”) with the Adviser, the Fund has retained the Adviser to manage and/or oversee the investment of the Fund’s assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Adviser monthly compensation calculated daily by applying the annual rate of 0.32% of the Fund’s daily net assets. The investment advisory fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.

Administration services are provided to the Fund by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley, pursuant to a separate administration agreement (the “Administration Agreement”) entered into by the Fund with the Administrator. The Fund pays the Administrator monthly compensation which on an annual basis equals 0.08% of average daily net assets.

Morgan Stanley Investment Management Inc., as the Adviser and the Administrator, has agreed to reduce its advisory fee, its administration fee and/or reimburse the Fund, if necessary, if such fees would cause the total annual operating expenses of the Fund to exceed 0.95% for Class A, 1.24% for Class L, 0.60% for Class I, 1.70% for Class C and 0.57% for Class IS. In determining the actual amount of fee waivers and/or expense reimbursements for the Fund, if any, the Adviser and Administrator exclude from total annual operating expenses certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund’s Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Adviser and Administrator may make additional voluntary fee waivers and/or expense reimbursements. The Adviser and Administrator may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser. The Sub-Adviser provides the Fund with investment advisory services subject to the overall supervision of the Adviser and the Fund’s Officers and Trustees. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The following table reflects for the Fund (i) the advisory fee paid; and (ii) the advisory fee waived and/or affiliated rebates for each of the past three fiscal years ended October 31, 2017, 2018 and 2019:

Advisory Fees Paid (After Fee Waivers and/or Affiliated Rebates)			Advisory Fees Waived			Affiliated Rebates
2017	2018	2019	2017	2018	2019	2017	2018	2019
$1,588,502	$1,533,298	$1,987,195	$0	$157,749	$0	$26,657	$50,752	$57,844

For the fiscal years ended October 31, 2017, 2018 and 2019, the Fund paid compensation under its Administration Agreement as follows (no administration fees were waived):

Compensation Paid for the Fiscal Year Ended October 31,
2017	2018	2019
$403,790	$435,450	$511,260

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund. The Administrator supervises and monitors the administrative and accounting services provided by State Street. Their services are also subject to the supervision of the officers and Board of Trustees of the Fund. State Street’s business address is One Lincoln Street, Boston, MA 02111-2101.

Principal Underwriter

The Fund’s principal underwriter is Morgan Stanley Distribution, Inc. (which has the same address as the Adviser). In this capacity, the Fund’s shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley Smith Barney LLC and Morgan Stanley & Co. LLC, which through their own sales organizations sell shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment to Financial Intermediaries of any sales commissions, service fees and other expenses for sales of the Fund’s shares incurred or paid by Financial Intermediaries. The Distributor also pays certain expenses in connection with the distribution of the Fund’s shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund’s shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the 1933 Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

Services Provided by the Adviser, Sub-Adviser and Administrator

The Adviser manages the investment of the Fund’s assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates the information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objectives.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund’s books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

Pursuant to the Sub-Advisory Agreement, the Sub-Adviser has been retained, subject to the overall supervision of the Adviser, to continuously furnish investment advice concerning individual security selections, asset allocations and overall economic trends and to manage the Fund’s portfolio.

Expenses not expressly assumed by the Adviser under the Investment Advisory Agreement, the Sub-Adviser under the Sub-Advisory Agreement or by the Administrator under the Administration Agreement or by the Distributor will be paid by the Fund. These expenses will be allocated among the six classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund’s shareholders; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Adviser or Sub-Adviser or any corporate affiliate of the Adviser or Sub-Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund’s shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Adviser or Sub-Adviser (not including compensation or expenses of attorneys who are employees of the Adviser or Sub-Adviser); fees and expenses of the Fund’s independent registered public accounting firm; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund’s operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, sub-accounting and other expenses directly attributable to a particular Class (except advisory or custodial fees) may be allocated directly to such Class.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of its investors for any act or omission by the Adviser or for any losses sustained by the Fund or its investors.

The Investment Advisory Agreement will remain in effect from year-to-year, provided continuance of the Investment Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

Dealer Reallowances

Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

Rule 12b-1 Plan

The Fund has adopted an Amended and Restated Plan of Distribution, effective February 25, 2013, pursuant to Rule 12b-1 under the 1940 Act (the “Plan”), pursuant to which each Class, other than Class I and Class IS, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 0.50% and 1.00% of the average daily net assets of Class A, Class L and Class C shares, respectively.

The Distributor also receives the proceeds of front-end sales charges (“FSCs”) and of contingent deferred sales charges (“CDSCs”) imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley & Co. LLC received the proceeds of CDSCs and FSCs, for the last three fiscal years ended October 31, as applicable, in approximate amounts as provided in the table below.

	2019		2018		2017
Class A	FSCs:[1],* CDSCs:	$97,318 $4,038	FSCs:[1] CDSCs:	$102,880 $8,533	FSCs:[1] CDSCs:	$33,181 $10
Class C	CDSCs:	$2,303	CDSCs:	$6,569	CDSCs:	$122
*	Effective August 1, 2019, the maximum front-end sales charge changed from 4.25% to 3.25%.
1	FSCs apply to Class A only.

The entire fee payable by Class A shares and a portion of the fees payable by each of Class L and Class C shares each year pursuant to the Plan up to 0.25% of such Class’ average daily net assets are currently each characterized as a “service fee” under the Rules of the Financial Industry Regulatory Authority (“FINRA”) (of which the Distributor is a member). The “service fee” is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an “asset-based sales charge” as such is defined by the Rules of FINRA.

Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended October 31, 2019, Class A, Class L and Class C shares of the Fund made payments under the Plan amounting to $234,114, $29,034 and $282,862 respectively, which amounts are equal to 0.25%, 0.50% and 1.00% of the average daily net assets of Class A, Class L and Class C, respectively, for the fiscal year.

The Plan was adopted in order to permit the implementation of the Fund’s method of distribution. Under this distribution method the Fund offers six Classes, each with a different distribution arrangement.

With respect to Class A shares of the Fund, the Distributor generally compensates Financial Intermediaries from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are dealers of record in all cases.

With respect to Class C shares of the Fund, a commission or transaction fee generally will be compensated by the Distributor at the time of purchase directly out of the Distributor’s assets (and not out of the Fund’s assets) to Financial Intermediaries who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of up to 1.00% on Class C shares.

Proceeds from any CDSC and any distribution fees on Class C shares are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund’s shares, such as the payment to Financial Intermediaries for selling such shares. With respect to Class C shares, the Financial Intermediaries generally receive from the Distributor ongoing distribution fees of up to 1.00% of the average daily net assets of the Fund’s Class C shares annually commencing in the second year after purchase.

With respect to Class L shares of the Fund, the Financial Intermediaries generally receive from the Distributor ongoing distribution fees of up to 0.50% of the average daily net assets of the Fund’s Class L shares annually.

The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class C shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon (“carrying charge”). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Intermediaries.

The Fund may reimburse expenses incurred or to be incurred in promoting the distribution of the Fund’s Class A, Class L and Class C shares and/or in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, 0.50%, in the case of Class L and 1.00%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class L will be reimbursable under the Plan.

Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended October 31, 2019 to the Distributor. It is estimated that the Distributor spent this amount in approximately the following ways: (i) 0.00% ($0) — advertising and promotional expenses; (ii) 0.00% ($0) — printing and mailing of prospectuses for distribution to other than current shareholders; and (iii) 100% ($229) — other expenses, including the gross sales credit and the carrying charge, of which 0.00% ($0) represents carrying charges, 41.40% ($95) represents commission credits for payments of commissions to Financial Intermediaries and 58.60% ($134) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class L under the Plan during the fiscal year ended October 31, 2019 were service fees. The remainder of the amounts accrued by Class L were for expenses, which relate to compensation of sales personnel and associated overhead expenses.

In the case of Class A, Class L and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25%, 0.50% or 1.00% of the average daily net assets of Class A, Class L or Class C shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Financial Intermediaries at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no unreimbursed expenses representing a gross sales commission credited to Financial Intermediaries in the case of Class A, Class L or Class C shares at December 31, 2019 (the end of the calendar year). No interest or other financing charges will be incurred on any Class A, Class L or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Adviser, Morgan Stanley Smith Barney LLC or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund’s experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Financial Intermediaries made possible by the 12b-1 fees, Financial Intermediaries could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on not more than 30 days’ written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

Other Service Providers

Transfer Agent/Dividend Disbursing Agent

DST Asset Manager Solutions, Inc., 2000 Crown Colony Drive, Quincy, MA 02169-0953, is the transfer agent for the Fund’s shares and the dividend disbursing agent for payment of dividends and distributions on Fund shares.

Custodian and Independent Registered Public Accounting Firm

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111-2101, is the custodian of the Fund’s assets. Any of the Fund’s cash balances with the Custodian in excess of $250,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116-5021, serves as the Fund’s independent registered public accounting firm and provides audit and audit-related services, tax-related services and assistance in connection with various SEC filings.

Securities Lending

Pursuant to an agreement between the Fund and State Street, the Fund may lend its securities through State Street as securities lending agent to certain qualified borrowers. As securities lending agent of the Fund, State Street administers the Fund’s securities lending program. These services include arranging the loans of securities with approved borrowers and their return to the Fund upon loan termination, negotiating the terms of such loans, selecting the securities to be loaned and monitoring dividend activity relating to loaned securities. State Street also marks-to-market daily the value of loaned securities and collateral and may require additional collateral as necessary from borrowers. State Street may also, in its capacity as securities lending agent, invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Authorization Agreement. State Street maintains records of loans made and income derived therefrom and makes available such records that the Fund deems necessary to monitor the securities lending program.

For the fiscal year ended October 31, 2019, the Fund earned income and incurred the following costs and expenses as a result of its securities lending activities:

Gross Income[1]	Revenue Split[2]	Cash Collateral Management Fees[3]	Administrative Fees[4]	Indemnification Fees[5]	Rebates to Borrowers	Other Fees	Total Cost of the Securities Lending Activities	Net Income from the Securities Lending Activities
$177,049	$10,638	$0	$0	$0	$106,114	$0	$116,752	$60,297
1	Gross income includes income from the reinvestment of cash collateral.
2	Revenue split represents the share of revenue generated by the securities lending program and paid to State Street.
3	Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.
4	These administrative fees are not included in the revenue split.
5	These indemnification fees are not included in the revenue split.

Fund Management

Other Accounts Managed by the Portfolio Managers

Other Accounts Managed by Portfolio Managers at October 31, 2019 (unless otherwise indicated):

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Jim Caron	4	$1.2 billion	35	$10.2 billion	55	$20.1 billion[1]
Richard Ford	4	$0	50	$21 billion	34	$15.8 billion[2]
Michael Kushma	4	$0	29	$7.3 billion	35	$16.5 billion[3]
Christian G. Roth	5	$453.6 million	54	$11.3 billion	48	$26 billion[4]
1	Of these other accounts, 12 accounts with total assets of approximately $10.1 billion in assets had performance-based fees.
2	Of these other accounts, 7 accounts with total assets of approximately $9.2 billion in assets had performance-based fees.
3	Of these other accounts, 10 accounts with total assets of approximately $9.6 billion in assets had performance-based fees.
4	Of these other accounts, 13 accounts with a total of approximately $12.3 billion in assets had performance-based fees.

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser and/or Sub-Adviser may receive fees from certain accounts that are higher than the fee they receive from the Fund, or they may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser and/or Sub-Adviser have proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s and/or Sub-Adviser’s employee benefits and/or deferred compensation plans. The portfolio managers may have an incentive to favor these accounts over others. If the Adviser and/or Sub-Adviser manage accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser and/or Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser and Sub-Adviser have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to MSIM employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (“IMAP”) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

■	Cash Bonus

■	Deferred Compensation:

■	A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

■	IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Adviser’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM. Portfolio managers are required to notionally invest a minimum of 25% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

■	Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to MSIM, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

MSIM compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

■	Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

■	Revenue and profitability of the Firm

■	Return on equity and risk factors of both the business units and Morgan Stanley

■	Assets managed by the portfolio manager

■	External market conditions

■	New business development and business sustainability

■	Contribution to client objectives

■	Team, product and/or MSIM performance

■	The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one-, three- and five-year periods)

■	Individual contribution and performance

Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

Securities Ownership of Portfolio Managers

As of October 31, 2019 (unless otherwise noted), the dollar range of securities beneficially owned (or held notionally through IMAP) by each portfolio manager in the Fund is shown below:

Jim Caron	$10,000-$50,000
Richard Ford	None
Michael Kushma	$100,001-$500,000
Christian G. Roth	$100,001-$500,000

Codes of Ethics

The Fund, the Adviser, the Sub-Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

Proxy Voting Policy and Proxy Voting Record

The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to MSIM.

A copy of MSIM’s Proxy Voting Policy (“Proxy Policy”) is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Fund’s most recent proxy voting record for the 12-month period ended June 30, as filed with the SEC, are available without charge on our web site at www.morganstanley.com/im. The Fund’s proxy voting record is also available without charge on the SEC’s web site at www.sec.gov.

Revenue Sharing

This section does not apply to Class IS shares. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to certain Financial Intermediaries, including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to a Financial Intermediary for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a Financial Intermediary, granting the Distributor access to a Financial Intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of a Financial Intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund’s advisory fees, some other agreed upon amount or other measures as determined from time to time by the Adviser and/or Distributor. The amount of these payments may be different for different Financial Intermediaries.

With respect to Morgan Stanley Smith Barney LLC, these payments may include the following amounts, which are paid in accordance with the applicable compensation structure:

(1) an ongoing annual fee in an amount of $566,000 in consideration of the Adviser’s participation at various Morgan Stanley Smith Barney LLC events, including seminars, conferences and meetings as determined by Morgan Stanley Smith Barney LLC;

(2) an ongoing annual fee in an amount of $440,000 in consideration of Morgan Stanley Smith Barney LLC providing Adviser with access to distribution analytical data in relation to sales of the Fund and certain other products managed and/or sponsored by the Adviser or its affiliates;

(3) on Class I, Class A, Class L and Class C shares of the Fund held in Morgan Stanley Smith Barney LLC brokerage and advisory accounts, an ongoing annual fee in an amount up to 0.10% of the total average daily NAV of such shares for the applicable quarterly period;

(4) on Class I shares of the Fund held in Morgan Stanley Smith Barney LLC brokerage and advisory accounts as of June 30, 2014, where each such account holds $5 million or more in Class I shares of the Fund, or had $4 million or more in assets (but less than $5 million) as of June 30, 2014 and reached $5 million by December 31, 2014, an ongoing annual fee in an amount equal to 35% of the advisory fee the Adviser receives from the Fund based on the average daily NAV of such shares for the applicable quarterly period;

(5) on Class A and Class I shares of the Fund held in an account through certain 401(k) platforms in Morgan Stanley Smith Barney LLC’s Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the total average daily NAV of such shares for the applicable quarterly period; and

(6) on purchases of $1 million or more of Class A shares (for which no initial sales charge was paid), Morgan Stanley Smith Barney LLC may, at the discretion of the Distributor, receive a gross sales credit of up to 0.50% of the amount sold.*

* Commissions or transaction fees paid when Morgan Stanley Smith Barney LLC or other Financial Intermediaries initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 0.50% on sales of $500,000 to $4 million, then 0.25% on sales over $4 million to $15 million and then 0.15% on the excess over $15 million. Purchases of Class A shares for which no initial sales charge is paid are subject to a CDSC of 0.50% if the redemption of such shares occurs within 18 months after purchase. The full amount of such CDSC will be retained by the Distributor.

With respect to Morgan Stanley & Co. LLC, these payments may include the following amounts, which are paid in accordance with the applicable compensation structure:

(1) on shares of the Fund, a fee in an amount up to 20% of the advisory fee the Adviser receives from the Fund attributable to such shares for the applicable period, not to exceed one year.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosure provided by Financial Intermediaries as to their compensation.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions

Subject to the general supervision of the Trustees, the Adviser and the Sub-Adviser are responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. The Fund expects that the primary market for the securities in which it intends to invest will generally be the OTC market. In the OTC market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter’s concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

Pursuant to an order issued by the SEC, the Fund is permitted to engage in principal transactions in money market instruments, subject to certain conditions, with Morgan Stanley & Co. LLC, a broker-dealer affiliated with the Fund’s Adviser.

During the fiscal years ended October 31, 2017, 2018 and 2019, the Fund did not effect any principal transactions with Morgan Stanley & Co. LLC.

Commissions

Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley & Co. LLC and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

During the fiscal years ended October 31, 2017, 2018 and 2019, the Fund paid a total of $18,920, $25,662 and $28,318, respectively, in brokerage commissions.

During the fiscal years ended October 31, 2017, 2018 and 2019, the Fund did not pay brokerage commissions to an affiliated broker or dealer.

Brokerage Selection

The Adviser and/or Sub-Adviser are responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of commission rates. The Adviser and/or Sub-Adviser are prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities may be traded as agency transactions through broker-dealers or traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

On occasion, the Fund may purchase certain money market instruments directly from an issuer without payment of a commission or concession. Money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

The Adviser and/or Sub-Adviser select broker-dealers for the execution of transactions for the Fund in accordance with their duty to seek “best execution” (i.e., the most favorable terms of execution). In seeking best execution, the Adviser and/or Sub-Adviser are not obligated to choose the broker-dealer offering the lowest available commission rate if, in the Adviser’s and/or Sub-Adviser’s reasonable judgment, (i) the total costs or proceeds from the transaction might be less favorable than may be obtained elsewhere; (ii) a higher commission is justified by the brokerage and research services provided by the broker-dealer that fall within the safe harbor of Section 28(e) of the 1934 Act or otherwise is permitted under applicable law; or (iii) other considerations, such as the order size, the time required for execution, the depth and breadth of the market for the security or minimum credit quality requirements to transact business with a particular broker-dealer. The research services received include services which aid the Adviser and/or Sub-Adviser in fulfilling their investment decision-making responsibilities, including (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts.

When effecting transactions on behalf of the Fund, the Adviser and/or Sub-Adviser may trade with any broker-dealer on their list of approved broker-dealers. Approved broker-dealers have met criteria as established by the Adviser’s Trading and Research Governance team (“TRG”). TRG reviews and approves broker-dealers periodically to determine whether broker-dealers on the approved list continue to meet such criteria. The approval lists are reported quarterly to the Adviser’s Counterparty Governance Committee (“CGC”). When selecting an approved broker-dealer (including an affiliate) to execute securities transactions, the following factors may be considered: (i) best available price; (ii) reliability, integrity and reputation in the industry (which may include a review of financial information and creditworthiness); (iii) execution capabilities, including block positioning, speed of execution and quality and responsiveness of its trading desk; (iv) knowledge of and access to the markets for the securities being traded; (v) potential ability to obtain price improvement; (vi) ability to maintain confidentiality; (vii) ability to handle non-traditional trades; (viii) commission and commission-equivalent rates; (ix) technology infrastructure; (x) clearance and settlement capabilities; (xi) the size of the trade relative to other trades in the same instrument; (xii) ability of a counterparty to commit its capital to the Fund’s trade and its access to liquidity; (xiii) counterparty restrictions associated with a portfolio, including regulatory trading, documentation requirement or any specific clearing broker-dealer requirements; (xiv) client-directed execution; (xv) client-specific restrictions; and (xvi) such other factors as may be appropriate.

Subject to the duty to seek best execution, the Adviser uses a portion of the commissions generated when executing client transactions to acquire brokerage and research services that aid in fulfilling investment decision-making responsibilities in accordance with Section 28(e) and applicable law. Commissions paid to broker-dealers providing brokerage and research services may be higher than those charged by other broker-dealers. Subject to applicable law, the Adviser receives a benefit when using client commissions to obtain brokerage and research services because the Adviser does not have to produce or pay for the brokerage research services itself. Therefore, the Adviser has an incentive to select or recommend a broker-dealer based on its interest in receiving brokerage and research services, rather than solely on its clients’ interest in obtaining the best price.

The Adviser has adopted policies and procedures designed to help track and evaluate the benefits received from brokerage and research services, as well as to track how much clients pay above the amount that broker-dealers from which the Adviser receives brokerage and research services may have charged solely for execution of such trades. The Adviser utilizes a voting system to assist in making a good faith determination of the value of brokerage and research services it receives in accordance with Section 28(e) and applicable law. In many cases, these involve subjective judgments or approximations. The Adviser has established a process for budgeting research costs and allocating such costs across client accounts.

The Adviser and certain other affiliated advisers have entered into commission sharing arrangements (“CSAs”) with executing brokers (“CSA Partners”) and a third-party vendor (“CSA Aggregator”). Pursuant to these arrangements, and under the Adviser’s supervision, the CSA Partners and CSA Aggregator track execution and research commissions separately and pool and distribute research credits in accordance with the policies and procedures discussed above to approved research providers (which may include executing brokerage firms or independent research providers (“Approved Research Providers”)) that provide brokerage and research services. The CSA Aggregator also reconciles research credits from trades with CSA Partners, and pays Approved Research Providers and provides other related administrative functions. In addition, a CSA Partner may provide the Adviser with proprietary research it has developed and, upon instruction, may retain research commission credits as compensation for the provision of such proprietary research services. The Adviser believes that these arrangements allow it to monitor the amount of trading costs that are attributable to execution services on the one hand and other brokerage and research services on the other.

Transactions that generate research credits include equity transactions executed on an agency basis or via a riskless principal transaction where the executing broker-dealer receives a commission. The Adviser does not use CSAs or otherwise have arrangements to pay for brokerage and research services with client commissions in connection with trading fixed income securities. Consistent with long-standing industry practice in the fixed income markets, however, the Adviser, subject to applicable law, may receive brokerage and research services and other information, including access to fixed income trading platforms that dealers provide for no charge to their customers in the ordinary course of business. Fixed income instruments typically trade at a bid/ask spread and without an explicit brokerage charge. While there is not a formal trading expense or commission, clients will bear the implicit trading costs reflected in these spreads.

The Adviser may receive “mixed use” products and services from an Approved Research Provider, where a portion of the product or service assists in its investment decision-making process in accordance with Section 28(e) and a portion may be used for other purposes. Where a product or service has a mixed use, the Adviser will make a reasonable allocation of its cost according to its use and will use client commissions to pay only for the portion of the product or service that assists in its investment decision-making process. The Adviser may have an incentive to allocate the costs to uses that assist in its investment decision-making process because the Adviser may pay for such costs with client commissions rather than its own resources. To the extent the Adviser receives “mixed use” products and services, the Adviser will allocate the anticipated costs of a mixed use product or service in good faith and maintain records concerning allocations in order to mitigate such conflicts.

Client accounts that pay a greater amount of commissions relative to other accounts may bear a greater share of the cost of brokerage and research services than such other accounts. The Adviser may use brokerage and research services obtained with brokerage commissions from some clients for the benefit of other clients whose brokerage commissions do not pay for such brokerage and research services. The Adviser may also share brokerage and research services with its affiliated advisers, and the clients of its affiliated advisers may receive the benefits of such brokerage and research services. These arrangements remain subject to the Adviser’s overall obligation to seek best execution for client trading.

The EU’s Markets in Financial Instruments Directive II (“MiFID II”), which became effective January 3, 2018, requires investment advisers regulated under MiFID II to pay for research services separately from trade execution services, either through their own resources or a research payment account funded by a specific charge to a client. Although the Adviser is not directly subject to the provisions of MiFID II, certain of its affiliated advisers are, such as Morgan Stanley Investment Management Limited; accordingly, as applicable, the Adviser makes a reasonable valuation and allocation of the cost of research services as between MiFID II client accounts and other accounts that participate in CSAs and will pay for research services received with respect to MiFID II client accounts from its own resources. The Adviser and affiliated advisers subject to MiFID II may separately pay for fixed income research from their own resources.

When permitted under applicable law, portfolio managers generally will aggregate orders of their clients for the same securities in a single order so that such orders are executed simultaneously in order to facilitate best execution and to reduce brokerage costs. The Adviser and/or Sub-Adviser effect aggregated orders in a manner designed to ensure that no participating client is favored over any other client.

In general, accounts that participate in an aggregated order will participate on a pro rata or other objective basis. Pro rata allocation of securities and other instruments will generally consist of allocation based on the order size of a participating client account in proportion to the size of the orders placed for other accounts participating in the aggregated order. However, the Adviser and/or Sub-Adviser may allocate such securities and other instruments using a method other than pro rata if their supply is limited, based on differing portfolio characteristics among accounts or to avoid odd lots or small allocations, among other reasons. These allocations are made in the good faith judgment of the Adviser and/or the Sub-Adviser with a goal of seeking to ensure that fair and equitable allocation occurs over time. There may be times that the Adviser and/or Sub-Adviser are not able to aggregate orders because of applicable law or other considerations when doing so might otherwise be advantageous.

Regular Broker-Dealers

During the fiscal year ended October 31, 2019, the Fund purchased securities issued by Bank of America Securities LLC, Citibank NA, Goldman Sachs & Co., HSBC Securities Inc. and JP Morgan Chase & Co., which were among the ten brokers or ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period.

At October 31, 2019, the Fund held securities issued by Citibank NA, Inc., JP Morgan Chase & Co., Bank of America Securities LLC, Goldman Sachs & Co. and HSBC Securities Inc. with market values of $3,491,586 $3,247,684, $2,825,068, $2,221,092 and $2,105,116, respectively.

CAPITAL STOCK AND OTHER SECURITIES

The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such class or any other matter in which the interests of one class differ from the interests of any other class. Also, Class A, Class L and Class C bear expenses related to the distribution of their respective shares.

The Fund’s Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series. The Trustees have not presently authorized any such additional series or classes of shares other than as set forth in the Prospectus.

The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund’s property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund’s assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The Fund has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

Purchase/Redemption of Shares

Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund’s Prospectus.

Suspension of Redemptions. Redemptions are not made on days during which the NYSE is closed. The right of redemption may be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) the SEC determines trading on the NYSE is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

Transfer Agent as Agent. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder’s authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

Transfers of Shares. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

Outside Brokerage Accounts/Limited Portability. Most Fund shareholders hold their shares with Morgan Stanley Smith Barney LLC. Please note that your ability to transfer your Fund shares to a brokerage account at another securities dealer may be limited. Fund shares may only be transferred to accounts held at securities dealers or Financial Intermediaries. After a transfer, you may purchase additional shares of the Morgan Stanley Fund(s) you owned before the transfer and, in most instances, you will also be able to purchase shares of most other Morgan Stanley Funds. If you transfer shares of a fund that is not a Morgan Stanley Multi-Class Fund (for example, a Morgan Stanley Money Market Fund) you will not be able to exchange shares of that fund for any other Morgan Stanley Fund after the transfer.

If you wish to transfer Fund shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Distributor, you may request that the securities dealer or financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of such securities dealer or financial intermediary for your benefit. You may also hold your Fund shares in your own name directly with the Transfer Agent. In either case, you will continue to have the ability to purchase additional Morgan Stanley Funds and will have full exchange privileges. Other options may also be available; please check with the respective securities dealer or financial intermediary. If you choose not to hold your shares with the Transfer Agent, either directly or through a securities dealer or other financial intermediary, you must redeem your shares and pay any applicable CDSC.

Offering Price

The Fund’s Class I, Class C and Class IS shares are offered at NAV and the Class A shares are offered at NAV plus any applicable FSC which is distributed among the Fund’s Distributor, Morgan Stanley Smith Barney LLC and other Financial Intermediaries as described in “Investment Advisory and Other Services — Rule 12b-1 Plan.” The NAV of the Fund (excluding sales charges) is based on the value of the Fund’s portfolio securities. NAV of each Class is calculated by dividing the value of the portion of the Fund’s securities and other assets attributable to that Class, less the total market value of the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The NAV of each Class, however, will differ because the Classes have different ongoing fees.

In the calculation of the Fund’s NAV: (1) an equity portfolio security listed or traded on an exchange is valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; and (2) all other equity portfolio securities for which OTC market quotations are readily available are valued at the latest reported sale price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from the relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. When market quotations are not readily available, including circumstances under which it is determined by the Adviser or the Sub-Adviser that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Board. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE. On any business day when the Securities Industry and Financial Markets Association recommends that the securities markets close trading early, the Fund may close trading early and determine NAV as of an earlier time.

If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations.

Certain of the Fund’s portfolio securities may be valued using as an input evaluated prices provided by an outside pricing service approved by the Fund’s Board. Prices obtained from these approved sources are monitored and reviewed by the Adviser’s Valuation Committee and if not deemed to represent fair value, may be overridden and valued using procedures adopted by the Board. The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service. Pricing services generally value securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. If an exchange closing price or bid and asked prices are not available from the exchange, then the quotes from one or more brokers or dealers may be used. Unlisted options and swaps are valued by an outside pricing service approved by the Board or quotes from a broker or dealer. Unlisted options and swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange. Futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, then at the last sale price on the exchange.

If the Adviser or Sub-Adviser determines that the valuation received from the outside pricing service or broker or dealer is not reflective of the security’s market value, such security is valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Board.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board.

TAXES

The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder’s income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund and is not intended as a substitute for careful tax planning. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

Investment Company Taxation. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code. To continue to so qualify, the Fund will be required to, among other things, satisfy an asset diversification test, a qualifying income test and a distribution test. Assuming the Fund satisfies the foregoing requirements, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. If the Fund fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any income or net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained income or gains.

Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as “passive foreign investment companies.” Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

If more than 50% of the Fund’s assets are invested in foreign securities at the end of any fiscal year, the Fund may elect to treat certain foreign income taxes imposed on it for federal income tax purposes as paid directly by the Fund’s shareholders. The Fund will notify shareholders in writing each year if it makes an election and of the amount of foreign taxes, if any, to be treated as paid by shareholders. If the Fund makes the election, shareholders will be required to include in income their proportionate share of the amount of foreign income taxes treated as imposed on the Fund and will, subject to certain limitations, be entitled to take a credit or deduction on their federal income tax return for foreign taxes paid by the Fund.

The Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser and/or Sub-Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Taxation of Dividends and Distributions. Shareholders normally will be subject to federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. If certain holding period requirements are met with respect to a shareholder’s shares, a portion (which, if any, is not expected to be significant) of the income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund’s shares and regardless of whether the distribution is received in additional shares or in cash. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Shareholders are generally taxed on any income dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to shareholders of record of such month in January then such amounts will be treated for tax purposes as received by the shareholders on December 31.

Subject to certain exceptions, a corporate shareholder may be eligible for a 50% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by the Fund of investment income and short-term capital gains. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences discussed above and the potential applicability of the U.S. estate tax.

The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed complaint) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

Purchases and Redemptions and Exchanges of Fund Shares. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the NAV of the shareholder’s stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the NAV of the shares should be reduced below a shareholder’s cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder’s investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

Shareholders normally will be subject to federal income taxes, and state and/or local income taxes, on the sale or disposition of Fund shares. In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder’s Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances, a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

The Fund (or its administrative agent) is required to report to the U.S. Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”), or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other fund.

The ability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund’s shares and receives securities that are considered substantially identical to that fund’s shares or reinvests in that fund’s shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the “wash sale” rules, resulting in a postponement of the recognition of such loss for tax purposes.

Backup Withholding. The Fund may be required to withhold U.S. federal income tax (currently, at a rate of 24%) (“backup withholding”) from all taxable distributions payable to (1) any shareholder who fails to furnish the Fund with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. The 24% backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.

UNDERWRITERS

The Fund’s shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled “Principal Underwriter” and “Rule 12b-1 Plan.”

PERFORMANCE DATA

For the 30-day period ended October 31, 2019, the yield was 2.61%, 2.20%, 2.94%, 1.97% and 3.11% for Class A, Class L, Class I, Class C and Class IS, respectively.

Average annual returns assuming deduction of maximum sales charge Period Ended October 31, 2019
Class	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Class A	07/28/97	4.95%	3.17%	5.47%	4.00%
Class L	07/28/97	8.25%	3.59%	5.43%	3.64%
Class I	07/28/97	8.93%	4.15%	6.12%	4.44%
Class C	04/30/15	6.77%	N/A	N/A	3.13%
Class IS	09/13/13	9.01%	4.21%	N/A	5.06%

Average annual returns assuming NO deduction of sales charge Period Ended October 31, 2019
Class	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Class A	07/28/97	8.55%	3.84%	5.81%	4.16%
Class L	07/28/97	8.25%	3.59%	5.43%	3.64%
Class I	07/28/97	8.93%	4.15%	6.12%	4.44%
Class C	04/30/15	7.77%	N/A	N/A	3.13%
Class IS	09/13/13	9.01%	4.21%	N/A	5.06%

Aggregate total returns assuming NO deduction of sales charge Period Ended October 31, 2019
Class	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Class A	07/28/97	8.55%	20.72%	75.95%	147.77%
Class L	07/28/97	8.25%	19.28%	69.71%	121.46%
Class I	07/28/97	8.93%	22.56%	81.08%	163.18%
Class C	04/30/15	7.77%	N/A	N/A	14.91%
Class IS	09/13/13	9.01%	22.92%	N/A	35.37%

Average annual after-tax returns assuming deduction of maximum sales charge Class A Period Ended October 31, 2019
Calculation Methodology	Inception Date	1 Year	5 Years	10 Years	Life of Fund
After taxes on distributions	07/28/97	2.91%	1.57%	3.64%	1.69%
After taxes on distributions and redemptions	07/28/97	2.87%	1.69%	3.46%	1.97%

POTENTIAL CONFLICTS OF INTEREST

As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley has advised clients and has sponsored, managed or advised other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with the Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with the Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.

Material Non-public Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. The Adviser may also from time to time be subject to contractual ‘‘stand-still’’ obligations and/or confidentiality obligations that may restrict its ability to trade in certain investments on the Fund’s behalf. In addition, the Adviser may be precluded from disclosing such information to an Investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the Adviser may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made by the Fund, and the Adviser may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the Investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with Morgan Stanley unrelated to that of the Fund. Furthermore, access to certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley in order to manage potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the 1940 Act. Accordingly, the Adviser’s ability to source investments from other business units within Morgan Stanley may be limited and there can be no assurance that the Adviser will be able to source any investments from any one or more parts of the Morgan Stanley network.

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and the Investment team, may have obligations to other clients or investors in

Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of the Fund or its shareholders. The Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an Investment team may face conflicts in the allocation of investment opportunities among the Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts.

Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities in North America, Europe and elsewhere. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to the Fund beforehand. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within the Fund’s investment objectives. The Fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to the Fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the Fund’s advantage. There can be no assurance that the Fund will have an opportunity to participate in certain opportunities that fall within its respective investment objectives.

It is possible that Morgan Stanley or an Affiliated Investment Account will invest in a company that is or becomes a competitor of a company of which the Fund holds an investment. Such investment could create a conflict between the Fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with the Fund.

In addition, certain investment professionals who are involved in the Fund’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by the Adviser and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with our portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for the Fund.

The Adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, the Fund even though such other clients’ investment objectives may be similar to those of the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Funds, to certain Financial Intermediaries (which may include affiliates of the Adviser and Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Funds and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to a Financial Intermediary for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a Financial Intermediary, granting the Distributor access to a Financial Intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of a Financial Intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Funds and/or some or all other Morgan Stanley Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Funds and/or some or all other Morgan Stanley Funds), the Fund’s advisory fees, some other agreed upon amount or other measures as determined from time to time by the Adviser and/or the Distributor. The amount of these payments may be different for different Financial Intermediaries.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Funds over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds or the amount that the Funds receive to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation.

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for the Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to that of the Fund. Furthermore, from time to time, the Adviser or its affiliates may invest “seed” capital in the Fund, typically to enable the Fund to commence investment operations and/or achieve sufficient scale. The Adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of the Fund.

Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to the Fund. These businesses may encompass, among other things, principal trading activities as well as principal investing.

Morgan Stanley’s sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not the Fund’s interests.

Subject to the limitations of applicable law, the Fund may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.

Morgan Stanley’s Investment Banking Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with the Fund and with respect to investments that the Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by the Fund. Morgan Stanley may give advice and provide recommendations to persons competing with the Fund and/or any of the Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments.

Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit the Fund’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between the Fund’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.

To the extent that Morgan Stanley advises creditor or debtor companies in the financial restructuring of companies either prior to or after filing for protection under Chapter 11 of the Bankruptcy Code or similar laws in other jurisdictions, the Adviser’s flexibility in making investments in such restructurings on the Fund’s behalf may be limited.

Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis the Fund’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.

To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which the Fund invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by the Adviser) with the Fund, and any advisory fees payable will not be reduced thereby.

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. The Fund may be precluded from participating in a transaction with or relating to the company being sold under these circumstances.

Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and the Fund, its shareholders or the entities in which the Fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Fund.

In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the Adviser on the Fund’s behalf.

Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which the Fund may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which the Fund invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and the Morgan Stanley Funds, investment vehicles and accounts (which may or may not include the Fund) that own an interest in such entity will receive a greater relative benefit from the arrangements than the Morgan Stanley Funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with the Fund or offset advisory fees payable.

Allocation of Expenses. Expenses may be incurred that are attributable to the Fund and one or more other Affiliated Investment Accounts (including in connection with issuers in which the Fund and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The Adviser and its affiliates intend to allocate such common expenses among the Fund and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as may be required by applicable law.

Transactions with Affiliates. The Adviser might purchase securities from underwriters or placement agents in which an affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. The Adviser will not purchase securities on behalf of the Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the Adviser on behalf of the Fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when the Funds use service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.

General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the Adviser, related persons of the Adviser and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

FINANCIAL STATEMENTS

The Fund’s audited financial statements for the fiscal year ended October 31, 2019, including notes thereto, and the report of Ernst & Young LLP, an independent registered public accounting firm, are herein incorporated by reference to the Fund’s Annual Report to Shareholders. A copy of the Fund’s Annual Report to Shareholders must accompany the delivery of this SAI.

FUND COUNSEL

Dechert LLP, located at 1095 Avenue of the Americas, New York, NY 10036, acts as the Fund’s legal counsel.

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This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

APPENDIX A — MORGAN STANLEY INVESTMENT MANAGEMENT PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Morgan Stanley Investment Management’s policy and procedures for voting proxies, the Proxy Voting Policy and Procedures (the “Policy”), with respect to securities held in the accounts of clients applies to those Morgan Stanley Investment Management (“MSIM”) entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. For purposes of this Policy, clients shall include: Morgan Stanley U.S. registered investment companies, other Morgan Stanley pooled investment vehicles, and MSIM separately managed accounts (including accounts for Employee Retirement Income Security (“ERISA”) clients and ERISA-equivalent clients). This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asia Limited, Morgan Stanley Investment Management (Japan) Co. Limited and Morgan Stanley Investment Management Private Limited (each a “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets.

■	With respect to the U.S. registered investment companies sponsored, managed or advised by any MSIM Affiliate (the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds.

■	For other pooled investment vehicles (e.g., UCITS), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the relevant governing board.

■	For separately managed accounts (including ERISA and ERISA-equivalent clients), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under the applicable investment advisory agreement or investment management agreement. Where a MSIM Affiliate has the authority to vote proxies on behalf of ERISA and ERISA-equivalent clients, the MSIM Affiliate must do so in accordance with its fiduciary duties under ERISA (and the Internal Revenue Code).

■	In certain situations, a client or its fiduciary may reserve the authority to vote proxies for itself or an outside party or may provide a MSIM Affiliate with a statement of proxy voting policy. The MSIM Affiliate will comply with the client’s policy.

A MSIM Affiliate will not vote proxies unless the investment management agreement, investment advisory agreement or other authority explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”) and this Policy. In addition to voting proxies of portfolio companies, MSIM routinely engages with the management or board of companies in which we invest on a range of environmental, social and governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions.

Retention and Oversight of Proxy Advisory Firms - ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations.

MSIM has retained Research Providers to analyze proxy issues and to make vote recommendations on those issues. While we review the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. MSIM votes all proxies based on its own proxy voting policies in the best interests of each client. In addition to research, ISS provides vote execution, reporting, and recordkeeping services to MSIM.

As part of MSIM’s ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity

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to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

Securities Lending - MSIM Funds or any other investment vehicle sponsored, managed or advised by a MSIM affiliate may participate in a securities lending program through a third party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender (i.e., a MSIM Fund or another investment vehicle sponsored, managed or advised by a MSIM affiliate) is not entitled to vote the lent shares at the company meeting. In general, MSIM believes the revenue received from the lending program outweighs the ability to vote and we will not recall shares for the purpose of voting. However, in cases in which MSIM believes the right to vote outweighs the revenue received, we reserve the right to recall the shares on loan on a best efforts basis.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of our clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP (“Morgan Stanley AIP”) will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters.

We generally support routine management proposals. The following are examples of routine management proposals:

■	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

■	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

■	Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported. We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1	Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United

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Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e	We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance. Also, if the board has failed to consider diversity, including but not limited to, gender and ethnicity, in its board composition.

f	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j	We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than five public company boards (excluding investment companies), or public company CEOs that serve on more than two outside boards given the level of time commitment required in their primary job.

k	We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2	Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3	Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66⅔%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6	Proxy access: We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company’s proxy statement and on the company’s proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group

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7	Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8	Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States, we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11	Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12	Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory Auditor Boards

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate Transactions and Proxy Fights.

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in Capital Structure.

1	We generally support the following:

■	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

■	U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

■	U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

■	Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be

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considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

■	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

■	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

■	Management proposals to effect stock splits.

■	Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

■	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2	We generally oppose the following (notwithstanding management support):

■	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

■	Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to preemptive rights if the authority is limited.

■	Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

■	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights

1	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements. Also, we oppose provisions that do not allow shareholders any right to amend the charter or bylaws.

3	Shareholders right to call a special meeting: We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4	Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

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G. Auditors

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration

1	We generally support the following:

■	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

■	Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

■	Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

■	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3	In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.

4	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6	We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8	Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I. Social and Environmental Issues. Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular social and environmental matters. As MSIM believes that relevant social and environmental issues can influence risk and return, we consider how to vote on proposals related to social and

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environmental issues on a case-by-case basis by determining the relevance of social and environmental issues identified in the proposal and their likely impacts on shareholder value. We generally support proposals that, if implemented, would enhance useful disclosure, such as disclosures aligned with SASB (Sustainability Accounting Standards Board) and the TCFD (Task Force on Climate-related Financial Disclosures) and proposals that aim to reduce or mitigate a company’s impact on the global climate. We generally vote against proposals requesting reports or actions that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. In reviewing proposals on social and environmental issues, we consider a company’s current disclosures and our understanding of the company’s management of material social and environmental issues in comparison to peers. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value and we may oppose proposals that intrude excessively on management prerogatives and/or board discretion.

J. Funds of Funds. Certain MSIM Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. In markets where proportional voting is not available we will not vote at the meeting, unless otherwise determined by the Proxy Review Committee. Other MSIM Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MSIM Fund owns more than 25% of the voting shares of the underlying fund, the MSIM Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.

III. ADMINISTRATION OF THE POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee consists of investment professionals who represent the different investment disciplines and geographic locations of MSIM, and is chaired by the director of the Global Stewardship Team (“GST”). Because proxy voting is an investment responsibility and may affect shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes. The GST administers and implements the Policy, as well as monitoring services provided by the proxy advisory firms and other research providers used in the proxy voting process.

The GST Director is responsible for identifying issues that require Committee deliberation or ratification. The GST, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The GST has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee may periodically review and has the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

GST and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in client accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the GST will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by GST.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

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B. Material Conflicts of Interest

In addition to the procedures discussed above, if the GST Director determines that an issue raises a material conflict of interest, the GST Director may request a special committee (“Special Committee”) to review, and recommend a course of action with respect to, the conflict(s) in question.

A potential material conflict of interest could exist in the following situations, among others:

1	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

4	One of Morgan Stanley’s independent directors or one of MSIM Funds’ directors also serves on the board of directors or is a nominee for election to the board of directors of a company held by a MSIM Fund or affiliate.

If the GST Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3	If the Research Providers’ recommendations differ, the GST Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the GST Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The GST Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The GST will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the GST for a period of at least six years. To the extent these decisions relate to a security held by a MSIM Fund, the GST will report the decisions to each applicable Board of Trustees/Directors of those MSIM Funds (the “Board”) at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

In addition, to the extent that Committee and Special Committee decisions and actions relate to a security held by other pooled investment vehicles, the GST will report the decisions to the relevant governing board of the pooled investment vehicle.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department, in conjunction with GST and GST IT for MSIM Fund reporting and with the AIP investment team for AIP Closed-End 40 Act Fund reporting, is responsible for filing an annual Form N-PX on behalf of each MSIM Fund and AIP Closed-End 40 Act Fund for which such filing is required, indicating how all proxies were voted with respect to each such fund’s holdings.

Also, MSIM maintains voting records of individual agenda items at company meetings in a searchable database on its website on a rolling 12-month basis.

In addition, ISS provides vote execution, reporting and recordkeeping services to MSIM.

IV. RECORDKEEPING

Records are retained in accordance with Morgan Stanley’s Global Information Management Policy, which establishes general Firm-wide standards and procedures regarding the retention, handling, and destruction of official books and records and other information of legal or operational significance. The Global Information Management Policy incorporates Morgan Stanley’s Master Retention Schedule, which lists various record classes and associated retention periods on a global basis.

Approved by the Board September 2015, September 27-28, 2016, September 27-28, 2017, October 3-4, 2018 and September 24-25, 2019.

A-8

APPENDIX A

Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP’s Custom Advisory Portfolio Solutions service.

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Markets investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

APPENDIX B — DESCRIPTION OF RATINGS

Standard & Poor’s Ratings Services

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

I. S&P’s Long-Term Issue Credit Ratings

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

B-1

BB; B; CCC; CC; and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR: Indicates that a rating has not been assigned or is no longer assigned.

Note: Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

II. S&P’s Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR: Indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors, Inc.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles,

B-2

and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

I. Moody’s Global Long-Term Rating Scale

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

II. Moody’s Global Short-Term Rating Scale

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings Inc.

Fitch Ratings’ credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

I. Fitch’s Long-Term Issuer Credit Rating Scale

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

B-3

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include: a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation; b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; c. the formal announcement by the issuer or their agent of a distressed debt exchange; d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced: a. an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but b. has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and c. has not otherwise ceased operating. This would include: i. the selective payment default on a specific class or currency of debt; ii. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; iii. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-“ may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category.

II. Fitch’s Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structure Finance

F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High Short-Term Default Risk. Default is a real possibility.

RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

B-4

Note: The modifiers “+” or “-“ may be appended to a rating to denote relative status within major rating categories. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

B-5

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GLOBAL FIXED INCOME OPPORTUNITIES FUND

Share Class and Ticker Symbol
IR
Global Fixed Income Opportunities Fund	MFIRX

Statement of Additional Information

February 28, 2020

This Statement of Additional Information (“SAI”) sets forth information about the Fund applicable to Class IR shares of the Fund. The Fund also offers Class A, Class L, Class I, Class C and Class IS shares through a separate SAI. The Class L shares of the Fund are currently closed to all investors except in the limited circumstances set forth in the applicable Prospectus. This SAI is not a prospectus. The Prospectus (dated February 28, 2020) for Class IR shares of the Fund may be obtained without charge from the Fund at its address or telephone number listed below.

The Fund’s audited financial statements for the fiscal year ended October 31, 2019, including notes thereto, and the report of the Fund’s independent registered public accounting firm, are herein incorporated by reference to the Fund’s Annual Report to Shareholders. A copy of the Fund’s Annual Report to Shareholders must accompany the delivery of this SAI.

Morgan Stanley

Global Fixed Income Opportunities Fund

522 Fifth Avenue

New York, NY 10036

1-800-548-7786

Glossary of Selected Defined Terms

The terms defined in this glossary are frequently used in this SAI (other terms used occasionally are defined in the text of the document).

“Administrator” — Morgan Stanley Investment Management Inc., a wholly-owned fund services subsidiary of Morgan Stanley.

“Adviser” — Morgan Stanley Investment Management Inc., a wholly-owned investment adviser subsidiary of Morgan Stanley.

“Custodian” — State Street Bank and Trust Company.

“Distributor” — Morgan Stanley Distribution, Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

“Financial Intermediaries” — Authorized third parties, such as broker-dealers or other financial intermediaries that have entered into a selling agreement with the Distributor.

“Fund” — Morgan Stanley Global Fixed Income Opportunities Fund, a registered open-end investment company.

“Independent Trustees” —Trustees who are not “interested persons” (as defined by the Investment Company Act of 1940, as amended (“1940 Act”)) of the Fund.

“Morgan Stanley Funds” — Registered investment companies for which the Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

“Sub-Adviser” — Morgan Stanley Investment Management Limited, a wholly-owned subsidiary of Morgan Stanley.

“Transfer Agent” — DST Asset Manager Solutions, Inc.

“Trustees” — The Board of Trustees of the Fund.

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FUND HISTORY

The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on December 20, 1991, with the name Dean Witter Diversified Income Trust. Effective June 22, 1998, the Fund’s name was changed to Morgan Stanley Dean Witter Diversified Income Trust. Effective June 18, 2001, the Fund’s name was changed to Morgan Stanley Diversified Income Trust. Effective April 22, 2003, the Fund’s name was changed to Morgan Stanley Flexible Income Trust. Effective December 20, 2011, the Fund’s name was changed to Morgan Stanley Fixed Income Opportunities Fund. Effective March 1, 2012, the Fund’s name was changed to Morgan Stanley Global Fixed Income Opportunities Fund.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

Classification

The Fund is an open-end, diversified management investment company whose primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to maximize total return but only to the extent consistent with its primary objective.

Investment Strategies and Risks

The following discussion of the Fund’s investment strategies and risks should be read with the sections of the Fund’s Prospectus titled “Principal Investment Strategies,” “Principal Risks” and “Additional Information About the Fund’s Investment Objectives, Strategies and Risks.”

References to the Adviser, when used in connection with its activities as investment adviser, include the Sub-Adviser acting under its supervision.

Other Global Securities. The Fund may invest in loan participation interests and may also invest in notes and commercial paper, the principal amount of which is indexed to certain specific currency exchange rates. The Fund may purchase these indexed obligations to generate current income or for hedging purposes.

Municipals. Municipal securities are fixed-income securities issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by, or on behalf of, public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

The two principal classifications of municipal bonds are “general obligation” and “revenue” or “special tax” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the Fund may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

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Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days’ notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the Fund will meet the quality criteria set out in the Prospectus for the Fund.

The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody’s Investors Service, Inc. (“Moody’s”) and S&P Global Ratings Group, a division of S&P Global Inc. (“S&P”) represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings, may have the same yield. It will be the responsibility of the Adviser and/or Sub-Adviser to appraise independently the fundamental quality of the bonds held by the Fund.

Municipal bonds are sometimes purchased on a “when-issued” or “delayed-delivery” basis, which means the Fund has committed to purchase certain specified securities at an agreed-upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future.

Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future.

The Fund may also purchase bonds the income on which is subject to the alternative minimum tax (“AMT bonds”). AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to some taxpayers who have certain adjustments to income or tax preference items.

Lease Obligations. Included within the revenue bonds category in which the Fund may invest are participations in lease obligations or installment purchase contracts (hereinafter collectively called “lease obligations”) of municipalities. State and local governments, agencies or authorities issue lease obligations to acquire equipment and facilities. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases, and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

In addition, lease obligations do not have the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. The Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each lease obligation purchased by the Fund. If a lease obligation is determined to be “liquid,” the security will not be included within the category “illiquid securities.”

Collateralized Mortgage Obligations. The Fund may invest in collateralized mortgage obligations (“CMOs”), which are mortgage-backed securities (“MBS”) that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other MBS. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass-through securities.

CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.

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The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways, including “interest only” and “inverse interest only” tranches. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, the Fund could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage-backed securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.

Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies and instrumentalities or any other person or entity. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow. Yields on privately issued CMOs have been historically higher than the yields on CMOs backed by mortgages guaranteed by U.S. government agencies and instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. Government has not guaranteed them.

New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS.

CMOs may include real estate mortgage investment conduits (“REMICs”). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and invests in certain mortgages principally secured by interests in real property.

The Fund may invest in, among others, parallel pay CMOs and planned amortization class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one tranche. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each tranche which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are a form of parallel pay CMO, with the required principal payment on such securities having the highest priority after interest has been paid to all classes. PAC Bonds generally require payments of a specified amount of principal on each payment date.

Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities (“SMBS”). An SMBS is a derivative multi-class mortgage-backed security. SMBS usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of mortgage assets. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield of POs could be materially adversely affected. The market values of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of mortgage-backed securities. To the extent the Fund invests in IOs and POs, it may increase the risk of fluctuations in the net asset value per share (“NAV”) of the Fund.

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Inverse Floaters. Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.

Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Inverse floating rate investments tend to underperform the market for fixed-rate bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities (“CMBS”) are generally multi-class or pass-through securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds.

CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities utilize the securitization techniques used to develop MBS. These techniques are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. The Fund may invest in any type of asset-backed security. Asset-backed securities have risk characteristics similar to MBS. Like MBS, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of MBS, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Foreign Investment. Investing in foreign securities involves certain special considerations that are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments that could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. For instance, if one or more countries leave the European Union (“EU”) or the EU dissolves, the world’s securities markets likely will be significantly disrupted.

Investments in securities of foreign issuers may be denominated in foreign currencies. Accordingly, the value of the Fund’s assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies.

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Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value.

Certain foreign governments may levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes may be recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. The Fund may be able to pass through to its shareholders a credit for U.S. tax purposes with respect to any such foreign taxes.

The Adviser may consider an issuer to be from a particular country (including the United States) or geographic region if: (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in that country or geographic region or has at least 50% of its assets in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in, that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

Referendum on the UK’s EU Membership. In an advisory referendum held in June 2016, the United Kingdom (“UK”) electorate voted to leave the EU, an event widely referred to as “Brexit.” On January 31, 2020, the UK officially withdrew from the EU and entered into a transition phase that is scheduled to conclude on December 31, 2020, during which the UK effectively remains in the EU from an economic perspective but no longer has any political representation in the EU parliament. During the transition phase, the UK and the EU will seek to negotiate and finalize a new trade deal. However, there is a significant degree of uncertainty about how these negotiations will be conducted and their outcome.

While the outcome of negotiations is uncertain, the impact on the UK and the EU and the broader global economy is still unknown but could be significant and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit may have a negative impact on the economy and currency of the UK and the EU as a result of anticipated, perceived or actual changes to the UK’s economic and political relations with the EU. The impact of Brexit, and its ultimate implementation, on the economic, political and regulatory environment of the UK and the EU could have global ramifications. Any of the foregoing or similar risks could have a material adverse effect on the operations, financial condition or investment returns of the Fund and/or the Adviser in general. These events, subsequent developments and future consequences of Brexit lie outside of the control of the Trust and the Adviser and their impact cannot be reliably predicted.

The Fund may make investments in the UK (before and after its departure from the EU), other EU members and in non-EU countries that are directly or indirectly affected by the exit of the UK from the EU. Adverse legal, regulatory or economic conditions affecting the economies of the countries in which the Fund conducts its business (including making investments) and any corresponding deterioration in global macro-economic conditions could have a material adverse effect on the Fund’s investment returns. Potential consequences to which the Fund may be exposed, directly or indirectly, as a result of the UK referendum vote include, but are not limited to, market dislocations, economic and financial instability in the UK and in other EU members, increased volatility and reduced liquidity in financial markets, reduced availability of capital, an adverse effect on investor and market sentiment, Sterling and Euro destabilization, reduced deal flow in the Fund’s target markets, increased counterparty risk and regulatory, legal and compliance uncertainties. Any of the foregoing or similar risks could have a material adverse effect on the operations, financial condition or investment returns of the Fund and/or the Adviser in general. The effects on the UK, European and global economies of the exit of the UK (and/or other EU members during the term of the Fund) from the EU, or the exit of other EU members from the European monetary area and/or the redenomination of financial instruments from the Euro to a different currency, are difficult to predict and to protect fully against. Many of the foregoing risks are outside of the control of the

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Fund and the Adviser. These risks may affect the Fund, the Adviser and other service providers given economic, political and regulatory uncertainty created by Brexit.

Emerging Market Securities. The Fund may invest in emerging market securities. An emerging market security is a security issued by an emerging market foreign government or private issuer. An emerging market foreign government or private issuer has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market or developing country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in an emerging market or developing country or has at least 50% of its assets in an emerging market or developing country; or (iii) it is organized under the laws of, or has a principal office in, an emerging market or developing country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market or developing country not to be considered an emerging market security if it also has one or more of these characteristics in connection with a developed country.

Emerging market describes any country that is generally considered to be an emerging or developing country by major organizations in the international financial community or by the Fund’s benchmark index.

The economies of individual emerging market or developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation or deflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market or developing countries, and the extent of foreign investment in certain fixed-income securities and domestic companies may be subject to limitation in other emerging market or developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market or developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investment in emerging market or developing countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market or developing countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of the Fund’s investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

The Fund may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Chinese Fixed-Income Investments. The Fund may invest in Chinese fixed-income securities traded in the China Interbank Bond Market (“CIBM”) through the Bond Connect program (“Bond Connect”), which allows non-Chinese-domiciled investors (such as the Fund) to purchase certain fixed-income investments available in China’s interbank bond market. Bond Connect utilizes the trading infrastructure of both Hong Kong and China. Bond Connect therefore is not available when there are trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when the Fund is unable to add to or exit its position. Securities offered via Bond Connect may lose their eligibility for trading through the program at any time, in which case they may be sold but could no longer be purchased through Bond Connect. Because Bond Connect is relatively new, its effects on the Chinese interbank bond are uncertain. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading via Bond Connect could be disrupted, adversely affecting the ability of the Fund to acquire or dispose of securities through Bond Connect in a timely manner, which in turn could adversely impact the Fund’s performance.

Bond Connect is subject to regulation by both Hong Kong and China. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In China, Bond Connect securities are held on behalf of ultimate investors (such as the Fund) by the Hong Kong Monetary Authority Central Money Markets Unit via accounts maintained with China’s two clearinghouses for fixed-income securities. While Chinese regulators have affirmed

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that the ultimate investors hold a beneficial interest in Bond Connect securities, the law surrounding such rights continues to develop, and the mechanisms that beneficial owners may use to enforce their rights are untested and therefore pose uncertain risks, with legal and regulatory risks potentially having retroactive effect. Further, courts in China have limited experience in applying the concept of beneficial ownership, and the law surrounding beneficial ownership will continue to evolve as they do so. There is accordingly a risk that, as the law is tested and developed, the Fund’s ability to enforce its ownership rights may be negatively impacted, which could expose the Fund to the risk of loss on such investments. The Fund may not be able to participate in corporate actions affecting Bond Connect securities due to time constraints or for other operational reasons, and payments of distributions could be delayed. Market volatility and potential lack of liquidity due to low trading volume of certain bonds may result in prices of those bonds fluctuating significantly; in addition, the bid-ask spreads of the prices of such securities may be large, and the Fund may therefore incur significant costs and suffer losses when selling such investments. More generally, bonds traded in CIBM may be difficult or impossible to sell, which could further impact the Fund’s ability to acquire or dispose of such securities at their expected prices. Bond Connect trades are settled in Renminbi (RMB), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed. Moreover, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules. Finally, uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for the Fund. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

Depositary Receipts. Depositary receipts represent an ownership interest in securities of foreign companies (an “underlying issuer”) that are deposited with a depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American depositary receipts (“ADRs”), global depositary receipts (“GDRs”) and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution and evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. ADRs also include American depositary shares. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Fund’s investment policies, the Fund’s investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

Brady Bonds. Brady Bonds are fixed-income securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter (“OTC”) secondary market. The Fund will invest in Brady Bonds only if they are consistent with the Fund’s quality specifications. Dollar-denominated, collateralized Brady Bonds may be fixed-rate par bonds or floating rate discount bonds. Interest payments on Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

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Sovereign Debt. Debt obligations known as “sovereign debt” are obligations of governmental issuers in emerging market or developing countries and industrialized countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

A governmental entity’s willingness or ability to repay principal and pay interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government’s dependence on expected disbursements from third parties, the government’s policy toward the International Monetary Fund and the political constraints to which a government may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to timely service its debts. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements. The issuers of the government debt securities in which the Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Common Stocks. The Fund may acquire common stocks when attached to or included in a unit with fixed-income securities, or when acquired upon conversion of fixed-income securities or upon exercise of warrants attached to fixed-income securities and may purchase common stocks directly when such acquisitions are determined by the Adviser to further the Fund’s investment objectives. For example, the Fund may purchase the common stock of companies involved in takeovers or recapitalizations where the issuer, or a controlling stockholder, has offered, or pursuant to a “going private” transaction is effecting, an exchange of its common stock for newly-issued fixed-income securities. By purchasing the common stock of the company issuing the fixed-income securities prior to the consummation of the transaction or exchange offer, the Fund will be able to obtain the fixed-income securities directly from the issuer at their face value, eliminating the payment of a dealer’s mark-up otherwise payable when fixed-income securities are acquired from third parties, thereby increasing the net yield to the shareholders of the Fund. While the Fund will incur brokerage commissions in connection with its purchase of common stocks, it is anticipated that the amount of such commissions will be significantly less than the amount of such mark-up.

Fixed-income securities acquired by the Fund through the purchase of common stocks under the circumstances described in the preceding paragraph are subject to the general credit risks and interest rate risks to which all fixed-income securities purchased by the Fund are subject. Such securities generally will be rated Baa/BBB or lower as are the other high yield, high risk fixed income securities in which the Fund may invest. In addition, since corporations involved in takeover situations are often highly leveraged, that factor will be evaluated by the Adviser as part of its credit risk determination with respect to the purchase of particular common stocks for the Fund’s investment portfolio. In the event the Fund purchases common stock of a corporation in anticipation of a transaction (pursuant to which the common stock is to be exchanged for fixed-income securities) which fails to take place, the Adviser will continue to hold such common stock for the Fund’s portfolio only if it determines that continuing to hold such common stock under those circumstances is consistent with the Fund’s investment objectives.

Derivatives. The Fund may, but is not required to, use various derivatives and related investment strategies as described below. Derivatives may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by the Fund is a function of numerous variables, including market conditions. The Fund complies with applicable regulatory requirements when using derivatives, including the earmarking or segregating of cash or liquid assets when mandated by U.S. Securities and Exchange Commission (“SEC”) rules or SEC staff positions. Although the Adviser seeks to use derivatives to further the Fund’s investment objective, no assurance can be given that the use of derivatives will achieve this result.

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General Risks of Derivatives. Derivatives utilized by the Fund may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indices, interest rates, currencies and other assets. Certain derivative instruments that the Fund may use and the risks of those instruments are described in further detail below. The Fund may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with the Fund’s investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by the Fund will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

■	Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the Fund’s interests. The Fund bears the risk that the Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for the Fund.

■	Derivatives may be subject to pricing risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

■	Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to the Fund.

■	Using derivatives as a hedge against a portfolio investment subjects the Fund to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in the Fund incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for “cross hedging” purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

■	While using derivatives for hedging purposes can reduce the Fund’s risk of loss, it may also limit the Fund’s opportunity for gains or result in losses by offsetting or limiting the Fund’s ability to participate in favorable price movements in portfolio investments.

■	Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly as well as the additional risks associated with derivatives transactions.

■	The use of certain derivatives transactions, including OTC derivatives, involves the risk of loss resulting from the insolvency or bankruptcy of the counterparty to the contract or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

■	Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

■	While some derivatives are cleared through a regulated, central clearinghouse, many derivatives transactions are not entered into or traded on exchanges or in markets regulated by the U.S. Commodity Futures Trading Commission (“CFTC”) or the SEC. Instead, in some cases, certain types of bilateral OTC derivatives are entered into directly by the Fund and a counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty that is approved by the Adviser in accordance with guidelines established by the Board. Where no such counterparty is available, the Fund will be unable to enter into a desired OTC transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to participants in the cleared derivatives markets are not available to participants in bilateral OTC derivatives transactions. Bilateral OTC derivatives transactions are not subject to the guarantee of a clearinghouse and, as a result, the Fund would bear greater risk of default by the counterparties to such transactions.

■	The Fund may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

■	As a result of the structure of certain derivatives, adverse changes in, among other things, interest rates, volatility or the value of

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the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

■	Certain derivatives may be considered illiquid and therefore subject to the Fund’s limitation on investments in illiquid securities.

■	Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on the Fund’s ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

■	Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages and manipulation. Currency exchange rates may be influenced by factors extrinsic to a country’s economy. There is no systematic reporting of last sale information with respect to underlying foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for the Fund to respond to such events in a timely manner.

Options. An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the buyer or seller, as applicable, of the option (the “option writer”) the underlying instrument at a specified fixed price (the “exercise price”) on or prior to a specified date for American options or only at expiration for European options (the “expiration date”). The buyer of the option pays to the option writer the option premium, which is the purchase price of the option.

Exchange-traded options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. OTC options are purchased from or sold to counterparties through direct bilateral agreements between the Fund and its counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, may be settled in cash in an amount based on the difference between the value of the underlying instrument and the strike price, which is then multiplied by a specified multiplier.

Writing Options. The Fund may write call and put options. As the writer of a call option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised the Fund is not required to deliver the underlying security and retains the premium received.

The Fund may only write call options that are “covered.” A call option on a security is covered if (a) the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by the Fund in earmarked or segregated cash or liquid assets) upon conversion or exchange of other securities held by the Fund; or (b) the Fund has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in earmarked or segregated cash or liquid assets.

Selling call options involves the risk that the Fund may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.

The Fund may write put options. As the writer of a put option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, the Fund is not required to receive the underlying security in exchange for the exercise price and retains the option premium.

The Fund may only write put options that are “covered.” A put option on a security is covered if (a) the Fund earmarks or segregates cash or liquid assets equal to the exercise price; or (b) the Fund has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in earmarked or segregated cash or liquid assets.

Selling put options involves the risk that the Fund may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While the Fund’s potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Fund’s risk of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

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The Fund may close out an options position that it has written through a closing purchase transaction. The Fund could execute a closing purchase transaction with respect to a written call option by purchasing a call option on the same underlying security that has the same exercise price and expiration date as the call option written by the Fund. The Fund could execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by the Fund. A closing purchase transaction may or may not result in a profit to the Fund. The Fund can close out its position as an option writer only if a liquid market exists for options on the same underlying security that have the same exercise price and expiration date as the option written by the Fund. There is no assurance that such a market will exist with respect to any particular option.

The writer of an American option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require the Fund to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.

Purchasing Options. The Fund may purchase call and put options. As the buyer of a call option, the Fund pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, the Fund could exercise the option and acquire the underlying security at a below-market price, which could result in a gain to the Fund, minus the premium paid. As the buyer of a put option, the Fund pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, the Fund could exercise the option and sell the underlying security at an above-market price, which could result in a gain to the Fund, minus the premium paid. The Fund may buy call and put options whether or not it holds the underlying securities.

As a buyer of a call or put option, the Fund may sell put or call options that it has purchased at any time prior to such option’s expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security’s dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to the Fund. The Fund’s ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If the Fund does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices, than exchange-traded options. However, unlike exchange-traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, the Fund may be unable to enter into closing sale transactions with respect to OTC options.

Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the difference between the value of the underlying index and the strike price. The underlying index may be a broad-based index or a narrower market index. Unlike many options on securities, all settlements are in cash. The settlement amount, which the writer of an index option must pay to the holder of the option upon exercise, is generally equal to the difference between the strike price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to the Fund on index options transactions will depend, in part, on price movements of the underlying index generally or in a particular segment of the index rather than price movements of individual components of the index. As with other options, the Fund may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Index options written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets. The Fund may cover call options written on an index by owning securities or other assets whose price changes, in the opinion of the Adviser, are expected to correlate to those of the underlying index.

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Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars or other base currencies. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other base currency. The price of the option may vary with changes, among other things, in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investment generally. As with other options, the Fund may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid market exists for such options.

Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets.

Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

■	The exercise of options written or purchased by the Fund could cause the Fund to sell portfolio securities, thus increasing the Fund’s portfolio turnover.

■	The Fund pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

■	The Fund’s options transactions may be subject to limitations on options positions established by the SEC, the CFTC or the exchanges on which such options are traded.

■	The hours of trading for exchange-listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

■	Index options based upon a narrow index of securities or other assets may present greater risks than options based on broad market indices, as narrower indices are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a smaller number of securities or other assets.

■	The Fund is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by the Fund in connection with options transactions.

Currency Forwards. A foreign currency forward exchange contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the foreign currency forward exchange contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. The Fund may also invest in non-deliverable foreign currency forward exchange contracts (“NDFs”). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement. Currency futures are similar to foreign currency forward exchange contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into foreign currency forward exchange contracts. The typical use of a foreign currency forward exchange contract is to “lock in” the price of a security in U.S. dollars or some other foreign currency, which the Fund is holding in its portfolio. By entering into a foreign currency forward exchange contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The Adviser also may from time to time utilize foreign currency forward exchange contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into “cross-currency” hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

The Fund will not enter into foreign currency forward exchange contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities.

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When required by law, the Fund will earmark or segregate cash or U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund’s total assets committed to the consummation of foreign currency forward exchange contracts entered into under the circumstances set forth above. If the value of the securities so earmarked or segregated declines, additional cash or securities will be earmarked or segregated on a daily basis so that the value of such securities will equal the amount of the Fund’s commitments with respect to such contracts.

The Fund may be limited in its ability to enter into hedging transactions involving foreign currency forward exchange contracts by the Code requirements relating to qualification as a regulated investment company (“RIC”).

Foreign currency forward exchange contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash.

Futures Contracts. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time (the “settlement date”). Futures contracts may be based on, among other things, a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be “long” the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be “short” the contract. Futures contracts call for settlement only on the expiration date and cannot be “exercised” at any other time during their term.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to broad-based securities indices). In the case of cash-settled futures contracts, the settlement amount is equal to the difference between the reference instrument’s price on the last trading day of the contract and the reference instrument’s price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit “initial margin” with a futures commission merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, the party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The process is known as “marking-to-market.” Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to the Fund.

In addition, the Fund may be required to earmark or segregate cash or liquid assets or maintain earmarked or segregated cash or liquid assets in order to cover futures transactions. The Fund will earmark or segregate cash or liquid assets in an amount equal to the difference between the market value of a futures contract entered into by the Fund and the aggregate value of the initial and variation margin payments made by the Fund with respect to such contract or as otherwise permitted by SEC rules or SEC staff positions. See “Regulatory Matters.”

Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, the Fund would also be subject to initial and variation margin requirements on the option position.

Options on futures contracts written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets. The Fund may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out the Fund’s futures position.

Additional Risks of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk

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factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

■	The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to the Fund.

■	Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, the Fund would be required to make daily cash payments to maintain its required margin. The Fund may be required to sell portfolio securities, or make or take delivery of the underlying securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The Fund could lose margin payments deposited with a futures commission merchant if the futures commission merchant breaches its agreement with the Fund, becomes insolvent or declares bankruptcy.

■	Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, the Fund could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit the Fund’s potential losses.

■	Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indices, as narrower indices are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

Swaps. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Many swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

Swap agreements allow for a wide variety of transactions. For example, fixed-rate payments may be exchanged for floating rate payments, U.S. dollar-denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with the Fund’s investment objective and policies, the Fund is not limited to any particular form or variety of swap contract. The Fund may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. The Fund may also enter into related derivative instruments including caps, floors and collars.

The Fund may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by the Fund to the swap counterparty will be covered by earmarking or segregating cash or liquid assets. If the Fund enters into a swap agreement on other than a net basis, the Fund will earmark or segregate cash or liquid assets with a value equal to the full notional amount of the Fund’s accrued obligations under the agreement.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and related regulatory developments require the eventual clearing and exchange-trading of many standardized OTC derivative instruments that the CFTC and SEC defined as “swaps” and “security based swaps,” respectively. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing and exchange-trading. In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. The Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated futures commission merchants (“FCMs”) that are members of the clearinghouse that serves as the central counterparty. When the Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss that is greater than such margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

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Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s or central counterparty’s customers or clearing members. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

As a result of recent regulatory developments, certain standardized swaps are currently subject to mandatory central clearing and some of these cleared swaps must be traded on an exchange or swap execution facility (“SEF”). An SEF is an electronic trading platform in which multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on an SEF may increase market transparency and liquidity but may cause the Fund to incur increased expenses to execute swaps. Central clearing should decrease counterparty risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or liquidity risk entirely. In addition, depending on the size of the Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap. However, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Requiring margin on uncleared swaps may reduce, but not eliminate, counterparty credit risk.

In addition, with respect to cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which the Fund may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. However, as noted above, regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Requiring margin on uncleared swaps may reduce, but not eliminate, counterparty credit risk.

The Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before the Fund can enter into a new trade, market conditions may become less favorable to the Fund.

The Adviser will continue to monitor developments regarding trading and execution of cleared swaps on exchanges, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements and the costs and risks associated with such investments.

Interest Rate Swaps, Caps, Floors and Collars. Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed-rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of market loss with respect to interest rate and total rate of return swaps is typically limited to the net amount of interest payments that the Fund is contractually obligated to make.

The Fund may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified interest rate index exceeds a predetermined level, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified interest rate falls below a predetermined level, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Caps, floors and collars may be less liquid than other types of derivatives. If the Fund sells caps, floors and collars, it will earmark or segregate cash or liquid assets with a value equal to the full amount, accrued daily, of the Fund’s net obligations with respect to the caps, floors or collars.

Index Swaps. An index swap consists of an agreement between two parties in which a party typically exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.

Inflation Swaps. Inflation swap agreements are contracts in which one party typically agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and

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the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of the Fund against an unexpected change in the rate of inflation measured by an inflation index. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation.

Currency Swaps. A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Credit Default Swaps. A credit default swap consists of an agreement between two parties in which the “buyer” typically agrees to pay to the “seller” a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par (or other agreed-upon) value of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of that referenced debt obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. The Fund will generally earmark or segregate cash or liquid assets to cover any potential obligation under a credit default swap sold by the Fund. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

Swaptions. An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for a premium. A receiver swaption gives the owner the right to receive the return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:

■	OTC swap agreements are not traded on exchanges and may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell.

■	In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

■	The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain CFTC and SEC rules promulgated thereunder. It is possible that further developments in the swaps market, including new and additional governmental regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

Structured Investments. The Fund may invest in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market, for which the amount of principal repayment and/or interest payments is based on the change in value of such underlying security, currency, commodity or market, including, among others, currency exchange rates, interest rates, referenced bonds and stock indices or other financial references. Structured investments may come in various forms, including notes, warrants and options to purchase securities, and may be listed and traded on an exchange or otherwise traded in the OTC market.

The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to such security, currency, commodity or market is limited or inefficient from a tax, cost or regulatory standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the holders are relying on the creditworthiness of such issuer or counterparty and have no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these investments.

A structured investment may be linked either positively or negatively to an underlying security, currency, commodity, index or market and a change in interest rates, principal amount, volatility, currency values or other factors, depending on the structured

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investment’s design, may result in a gain or loss that is a multiple of the movement of such interest rates, principal amount, volatility, currency values or other factors. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured investment.

Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. This type of securitization or restructuring usually involves the deposit or purchase of an underlying security by a U.S. or foreign entity, such as a corporation or trust of specified instruments, and the issuance by that entity of one or more classes of securities backed by, or representing an interest in, the underlying instruments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. Structured investments that are subordinated, for example, in payment priority often offer higher returns, but may result in increased risks compared to other investments.

Combined Transactions. Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. The Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Regulatory Matters. As described herein, the Fund may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets equal in value to the Fund’s potential economic exposure under the transaction. The Fund will cover such transactions as described herein or in such other manner in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Earmarked or segregated cash or liquid assets and assets held in margin accounts are not otherwise available to the Fund for investment purposes. If a large portion of the Fund’s assets are used to cover derivatives transactions or are otherwise earmarked or segregated, it could affect portfolio management or the Fund’s ability to meet redemption requests or other current obligations. With respect to derivatives which are cash-settled (i.e., have no physical delivery requirement), the Fund is permitted to earmark or segregate cash or liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the derivative, if any, rather than the derivative’s full notional amount or the market value of the instrument underlying the derivative, as applicable. By earmarking or segregating cash or assets equal to only its net obligations under cash-settled derivatives, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to earmark or segregate cash or assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable.

Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair the Fund’s ability to manage or hedge its investment portfolio through the use of derivatives. In particular, proposed regulatory changes by the SEC relating to a mutual fund’s use of derivatives could potentially limit or impact the Fund’s ability to invest in derivatives and adversely affect the value or performance of the Fund or its derivative investments. The Dodd-Frank Act and the rules promulgated thereunder may limit the ability of the Fund to enter into one or more exchange-traded or OTC derivatives transactions.

The Fund’s use of derivatives may also be limited by the requirements of the Code for qualification as a RIC for U.S. federal income tax purposes.

The Fund has filed a notice of eligibility with the National Futures Association (“NFA”) claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) pursuant to CFTC Regulation 4.5, as promulgated under the Commodity Exchange Act, as amended (“CEA”), with respect to the Fund’s operations. Therefore, neither the Fund nor the Adviser (with respect to the Fund) is subject to registration or regulation as a commodity pool or CPO under the CEA. If the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

With respect to investments in swap transactions, commodity futures, commodity options or certain other commodity interests used for purposes other than bona fide hedging purposes, as such term is defined in CFTC regulations, an investment company must meet one of the following tests under the amended regulations in order for its investment adviser to claim an exemption from being considered a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In

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addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets.

Regulations recently adopted by federal banking regulators under the Dodd-Frank Act require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of the Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact the Fund’s credit and counterparty risks.

Money Market Securities. In addition to the short-term fixed-income securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers’ acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

U.S. or Foreign Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers’ acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $250,000 principal amount per certificate and to 10% or less of the Fund’s total assets in all such obligations and in all illiquid assets, in the aggregate;

Commercial Paper. Commercial paper rated within the two highest grades by S&P or by Moody’s or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody’s; and

Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying securities serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. Repurchase agreements involving obligations other than U.S. government securities may be subject to special risks. Repurchase agreements secured by obligations that

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are not eligible for direct investment under the Fund’s investment objectives and restrictions may require the Fund to promptly dispose of such collateral if the seller or guarantor becomes insolvent.

Reverse Repurchase Agreements and Dollar Rolls. The Fund may invest up to 25% of its total assets in reverse repurchase agreements and dollar rolls. Under a reverse repurchase agreement, the Fund sells a security and promises to repurchase that security at an agreed-upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. Reverse repurchase agreements may be entered into for, among other things, obtaining leverage, facilitating short-term liquidity or when the Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. The Fund will earmark or segregate cash or liquid assets or establish a segregated account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse repurchase agreements may be viewed as a speculative form of borrowing called leveraging. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.

In addition, the use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

Loans of Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. The Fund will not lend more than 33⅓% of the value of its total assets.

The Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value not less than 100% of the value of the securities loaned; (ii) the borrower adds to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks-to-market” on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receives a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by the Fund. There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income that can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund’s Board of Trustees. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Borrowing. The Fund has an operating policy, which may be changed by the Fund’s Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed). Should the Board of Trustees remove this operating policy, the Fund would be permitted to borrow money from banks in accordance with the 1940 Act or the rules and regulations promulgated by the SEC thereunder. Currently, the 1940 Act permits a fund to borrow money from banks in an amount up to 331/3% of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. The Fund will only borrow

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when the Adviser believes that such borrowings will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation. The Fund will maintain asset coverage in accordance with the 1940 Act.

Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risks. For example, leveraging may exaggerate changes in and increase the volatility of the NAV of the Fund. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage also may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations or to maintain asset coverage.

In general, the Fund may not issue any class of senior security, except that the Fund may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300% the Fund will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices that could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts and reverse repurchase agreements, provided that the Fund earmarks or segregates cash or liquid assets in accordance with applicable SEC regulations and interpretations.

When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. The Fund may sell the securities before the settlement date if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its NAV. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its NAV. The Fund will also earmark or segregate cash or liquid assets or establish a segregated account on the Fund’s books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

When, As and If Issued Securities. The Fund may purchase securities on a “when, as and if issued” basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its NAV, will reflect the value of the security daily. At that time, the Fund will also earmark cash or liquid assets or establish a segregated account on its books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

An increase in the percentage of the Fund’s assets committed to the purchase of securities on a “when, as and if issued” basis may increase the volatility of its NAV. The Fund may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

Non-Publicly Traded Securities, Private Placements and Restricted Securities. The Fund may invest in securities that are neither listed on a stock exchange nor traded OTC, including privately placed and restricted securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability of the Fund to arrive at a fair value for certain securities at certain times and could make it difficult for the Fund to sell certain securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, the Fund may be required to bear the expenses of registration.

As a general matter, the Fund may not acquire any illiquid investment, if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold in seven calendar days or less without significantly changing the market value of the investment, such as securities for which there is not a readily available secondary market or securities that are restricted from sale to the public without registration, including commercial paper issued in reliance on the so-called “private placement”exemption afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”). The liquidity of a security will be determined based on relevant market, trading and investment specific considerations as set out in the Company’s liquidity risk management program as required by Rule

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22e-4 under the 1940 Act. However, certain restricted securities can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act (“Rule 144A Securities”), and may be deemed to be liquid under guidelines adopted by the Fund’s Board of Trustees. The Fund may invest without limit in liquid Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible fixed-income securities in such capital structure. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Certain of the convertible securities in which the Fund may invest are rated below investment grade or are unrated. The prices of such securities are likely to be more sensitive to adverse economic changes than higher-rated securities, resulting in increased volatility of market prices of these securities during periods of economic uncertainty, or adverse individual corporate developments. In addition, during an economic downturn or substantial period of rising interest rates, lower rated issuers may experience financial stress.

Loan-Related Investments. Loan-related investments may include, without limitation, bank loans, direct lending and loan participations and assignments. In addition to risks generally associated with debt investments, loan-related investments are subject to other risks. Loans in which the Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The amount of public information available with respect to loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of borrowers, the Adviser will consider, and may rely in part on, analyses performed by others.

The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. In addition, the Fund may not be able to readily dispose of its loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations, including redemption obligations. To the extent a readily available market ceases to exist for a particular investment, such investment would be treated as illiquid for purposes of the Fund’s limitations on illiquid investments.

Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the Fund’s NAV. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. The collateral securing a loan may lose all or substantially all of its value in the event of the bankruptcy of a borrower. Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of loans including, in certain circumstances, invalidating such loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance.

Direct Lending. When the Fund acts as a direct lender, it may participate in structuring the loan. Under these circumstances, it will have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. Lenders also have full voting and consent rights under the applicable loan agreement. Action subject to lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the loan. Certain decisions, such as reducing the amount of interest on or principal of a loan, releasing collateral, changing the maturity of a loan or a change in control of the borrower, frequently require the unanimous vote or consent of all lenders affected.

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Loan Participations and Assignments. Loan participations are interests in loans or other direct debt instruments relating to amounts owed by a corporate, governmental or other borrower to another party. These loans may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties (“Lenders”) and may be fixed-rate or floating rate. These loans also may be arranged through private negotiations between an issuer of sovereign debt obligations and Lenders.

The Fund’s investments in loans may be in the form of a participation in loans (“Participations”) and assignments of all or a portion of loans (“Assignments”) from third parties. In the case of a Participation, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of an insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of a Lender’s insolvency, the Lender’s servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy.

When the Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for Participations and Assignments, it is likely that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s securities and calculating its NAV.

Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to the Fund in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Participations and Assignments may also include standby financing commitments that obligate the investing Fund to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Participations and Assignments present additional risk of default or loss.

Bank loans generally are negotiated between a borrower and several financial institutional lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the loan and the rights of the borrower and the lenders, monitoring any collateral, and collecting principal and interest on the loan. By investing in a loan, the Fund becomes a member of a syndicate of lenders. Investments in bank loans entail those risks described above, such as liquidity risk and risk of default.

Some of the loans in which the Fund may invest or obtain exposure to may be “covenant lite” loans. Certain financial institutions may define “covenant lite” loans differently. Covenant lite loans or securities, which have varied terms and conditions, may contain fewer or no restrictive covenants compared to other loans that might enable an investor to proactively enforce financial covenants or prevent undesired actions by the borrower. As a result, the Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant lite loans and debt securities than its holdings of loans or securities with more traditional financial covenants, which may result in losses to the Fund.

Investment Company Securities. Investment company securities are equity securities and include securities of other open-end, closed-end and unregistered investment companies, including foreign investment companies, hedge funds and exchange-traded funds (“ETFs”). The Fund may, to the extent noted in the Fund’s non-fundamental limitations, invest in investment company securities as may be permitted by (i) the 1940 Act; (ii) the rules and regulations promulgated by the SEC under the 1940 Act; or (iii) an exemption or other relief applicable to the Fund from provisions of the 1940 Act. The 1940 Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund’s total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the Fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. The Fund may invest in investment company securities of investment companies managed by the Adviser or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the SEC. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a shareholder in the Fund will bear not only their proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company.

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Money Market Funds. To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund advised or managed by the Adviser or its affiliates. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests, which may result in the Fund bearing some additional expenses. The SEC has adopted changes to the rules that govern money market funds. These changes: (1) permit (and, under certain circumstances, require) money market funds to impose a “liquidity fee” (up to 2%), or a “redemption gate” that temporarily restricts redemptions from a money market fund, if weekly liquidity levels fall below the required regulatory threshold, and (2) require “institutional money market funds” to operate with a floating NAV rounded to a minimum of the fourth decimal place in the case of a fund with a $1.0000 share price or an equivalent or more precise level of accuracy for money market funds with a different share price (e.g., $10.000 per share, or $100.00 per share). “Government money market funds,” as defined under Rule 2a-7 of the 1940 Act, are exempt from these requirements, though such funds may choose to opt-in to the implementation of liquidity fees and redemption gates. These changes may affect the investment strategies, performance and operating expenses of money market funds.

Exchange-Traded Funds. The Fund may invest in ETFs. Investments in ETFs are subject to a variety of risks, including risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF’s operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by the Fund. Therefore, as a shareholder in an ETF (as with other investment companies), the Fund would bear its ratable share of that entity’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. Further, certain of the ETFs in which the Fund may invest are leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged ETFs “reset” daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods. The more the Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments. Furthermore, disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs.

High Yield Securities. High yield securities are generally considered to include fixed-income securities rated below the four highest rating categories at the time of purchase (e.g., Ba through C by Moody’s, or BB through D by S&P or Fitch) and unrated fixed-income securities considered by the Adviser to be of equivalent quality. High yield securities are not considered investment grade and are commonly referred to as “junk bonds” or high yield, high risk securities. Investment grade securities that the Fund holds may be downgraded to below investment grade by the rating agencies. If the Fund holds a security that is downgraded, the Fund may choose to retain the security.

While high yield securities offer higher yields, they also normally carry a high degree of credit risk and are considered speculative by the major credit rating agencies. High yield securities may be issued as a consequence of corporate restructuring or similar events. High yield securities are often issued by smaller, less creditworthy issuers, or by highly leveraged (indebted) issuers, that are generally less able than more established or less leveraged issuers to make scheduled payments of interest and principal. In comparison to investment grade securities, the price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuer. The values of high yield securities are more volatile and may react with greater sensitivity to market changes.

High yield securities are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit the Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities. In addition, lower-rated securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and any dividends to investors.

The secondary market for high yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. Because high yield securities are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market. Also, future legislation may have a possible negative impact on the market for high yield, high risk securities.

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The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

The high yield securities markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect the Fund’s NAV and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market.

Regulatory Risk. Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the Fund or the issuer, or market value, of an instrument held by the Fund.

Special Risks Related to Cyber Security. The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

LIBOR Risk. The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate (“LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after the end of 2021. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments.

In advance of 2022, regulators and market participants are currently engaged in identifying successor Reference Rates (“Alternative Reference Rates”). Additionally, prior to the end of 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of Alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations.

The transition process might lead to increased volatility and illiquidity in markets that currently rely on Reference Rates to determine interest rates. It could also lead to a reduction in the value of some Reference Rate-based investments held by the Fund and reduce the effectiveness of new hedges placed against existing Reference Rate-based instruments. While market participants are endeavoring to minimize the economic impact of the transition from Reference Rates to Alternative Reference Rates, the transition away from LIBOR and certain other Reference Rates could, among other negative consequences:

■	Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any Reference Rate-linked securities, loans and derivatives in which the Fund may invest;

■	Require extensive negotiations of and/or amendments to agreements and other documentation governing Reference Rate-linked investments products;

■	Lead to disputes, litigation or other actions with counterparties or portfolio companies regarding the interpretation and enforceability of “fallback” provisions that provide for an alternative reference rate in the event of Reference Rate unavailability; or

■	Cause the Fund to incur additional costs in relation to any of the above factors.

The risks associated with the above factors, including decreased liquidity, are heightened with respect to investments in Reference Rate-based products that do not include a fallback provision that addresses how interest rates will be determined if LIBOR and certain other Reference Rates stop being published. Even with some Reference Rate-based instruments that may contemplate a

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scenario where Reference Rates are no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain Reference Rate-related instruments or financing transactions, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR and certain other Reference Rates as benchmarks could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. In addition, when a Reference Rate is discontinued, the Alternative Reference Rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt securities with floating or fixed-to-floating rate coupons. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or counterparties or otherwise may adversely affect the Fund’s performance or NAV.

ESG Investment Risk. To the extent that the Fund considers environmental, social and governance (“ESG”) criteria and application of related analyses when selecting investments, the Fund’s performance may be affected depending on whether such investments are in or out of favor and relative to similar funds that do not adhere to such criteria or apply such analyses. Socially responsible norms differ by country and region, and a company’s ESG practices or the Adviser’s assessment of such may change over time. The Fund may invest in companies that do not reflect the beliefs and values of any particular investor. Additionally, the Fund’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments in non-U.S. issuers often require subjective analysis and may be relatively more difficult than applying the ESG criteria or related analyses to investments of other issuers because data availability may be more limited with respect to non-U.S. issuers. The exclusionary criteria related to the Fund’s ESG criteria may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. The Fund’s investments in certain companies may be susceptible to various factors that may impact their businesses or operations, including costs associated with government budgetary constraints that impact publicly funded projects and clean energy initiatives, the effects of general economic conditions throughout the world, increased competition from other providers of services, unfavorable tax laws or accounting policies and high leverage.

Market and Geopolitical Risk. The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.

Fund Policies/Investment Restrictions

The investment objectives, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The 1940 Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment, except in the case of borrowings, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, except in the case of borrowings.

The Fund will:

1. As a primary objective, seek a high level of current income.

2. As a secondary objective, seek to maximize total return but only to the extent consistent with its primary objective.

The Fund will not:

1. Invest in a manner inconsistent with its classification as a “diversified company” as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

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2. Invest more than 25% of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

3. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

4. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

5. Borrow money, except the Fund may borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

6. Issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

7. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements, or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

8. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security.

Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

In addition, as non-fundamental policies, which can be changed with Board approval and without shareholder vote, the Fund will not:

1. Invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act, as amended from time to time.

2. Make short sales of securities, except short sales against the box.

3. Invest its assets in the securities of any investment company except as may be permitted by (i) the 1940 Act as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the 1940 Act as amended from time to time; or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act as amended from time to time.

The Fund has an operating policy, which may be changed by the Fund’s Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

The investment policies, limitations or practices of the Fund may not apply during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, political or other conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions or increased governmental intervention in the markets or industries. During such periods, the Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.

Disclosure of Portfolio Holdings

The Fund’s Board of Trustees and the Adviser and Sub-Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the “Policy”). Pursuant to the Policy, the Adviser and Sub-Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund’s and the Adviser’s and Sub-Adviser’s fiduciary duties to Fund shareholders. In no instance may the Adviser, Sub-Adviser or the Fund receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed
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by the Adviser and Sub-Adviser or by any affiliated person of the Adviser or Sub-Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

The Fund makes available on its public website the following portfolio holdings information:

■	complete portfolio holdings information monthly, at least 15 calendar days after the end of each month; and

■	top 10 holdings monthly, at least 15 calendar days after the end of each month.

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its Semi-Annual and Annual Reports, and for the first and third fiscal quarters in its filings with the SEC as an exhibit to Form N-PORT.

All other portfolio holdings information that has not been disseminated in a manner making it available generally as described above is non-public information for purposes of the Policy.

The Fund may make selective disclosure of non-public portfolio holdings information pursuant to certain exemptions set forth in the Policy. Third parties eligible for exemptions under the Policy and therefore eligible to receive such disclosures currently include clients/shareholders (such as redeeming shareholders in-kind), fund rating agencies, information exchange subscribers, proxy voting or advisory services, pricing services, consultants and analysts, portfolio analytics providers, transition managers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities or related derivative securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party pursuant to an exemption unless and until the third-party recipient has entered into a non-disclosure agreement with the Fund and the arrangement has been reviewed and approved, as set forth in the Policy and discussed below. In addition, persons who owe a duty of trust or confidence to the Fund or the Adviser or Sub-Adviser may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Fund’s independent registered public accounting firm (as of the Fund’s fiscal year-end and on an as-needed basis), (ii) counsel to the Fund (on an as-needed basis), (iii) counsel to the Independent Trustees (on an as-needed basis) and (iv) members of the Board of Trustees (on an as-needed basis). Subject to the terms and conditions of any agreement between the Adviser or the Fund and the third-party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Adviser and Sub-Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Adviser and Sub-Adviser or any affiliates of the Adviser or Sub-Adviser (the “Morgan Stanley Funds”) on an aggregate, rather than a fund-by-fund basis; (2) the interest list will not disclose portfolio holdings on a fund-by-fund basis; (3) the interest list must not contain information about the number or value of shares owned by a specified Morgan Stanley Fund; (4) the interest list may identify the investment strategy, but not the particular Morgan Stanley Funds, to which the list relates; and (5) the interest list may not identify the portfolio manager or team members responsible for managing the Morgan Stanley Funds.

The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly or the information that includes such holding(s) has been made available to shareholders requesting such information. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly or the information that includes such holding(s) has been made available to shareholders requesting such information.

Portfolio holdings information may be provided to broker-dealers, prime brokers, futures commission merchants, or similar providers in connection with the Fund’s portfolio trading or operational processing activities; such entities generally need access to such information in the performance of their duties and responsibilities to fund service providers and are subject to a duty of confidentiality, including a duty not to trade on material non-public information, imposed by law or contract. Portfolio holdings information may also be provided to affiliates of Morgan Stanley Investment Management (“MSIM”) pursuant to regulatory requirements or for legitimate business purposes, which may include risk management, or may be reported by the Fund’s counterparties to certain global trade repositories pursuant to regulatory requirements.

The Adviser, the Sub-Adviser and/or the Fund currently have entered into ongoing arrangements regarding the selective disclosure of complete portfolio holdings information with the following parties:

Name	Frequency[1]	Lag Time
Service Providers
State Street Bank and Trust Company	Daily basis	Daily
BlackRock Financial Management Inc.	Daily basis	[2]

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Name	Frequency[1]	Lag Time
KellyCo Marketing	Monthly basis and Quarterly basis	Varying lag times after the date of the information
R.R. Donnelley & Sons Company	Monthly basis and Quarterly basis	Varying lag times after the date of the information
Fund Rating Agencies
Lipper	Monthly basis	Approximately six business days after month end
Portfolio Analytics Providers
Bloomberg Finance, L.P.	Daily basis	Daily
FX Transparency	Quarterly basis	Approximately three-four weeks after quarter end
1	Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).
2	Information will typically be provided on a real time basis or as soon thereafter as possible.

All disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be reviewed and approved by the Adviser, which will also determine from time-to-time whether such third parties should continue to receive portfolio holdings information.

The Adviser and/or Sub-Adviser shall report quarterly to the Board of Trustees (or a designated committee thereof) at the next regularly scheduled meeting: (i) any material information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption; and (ii) any new non-disclosure agreements entered into during the reporting period. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.

MANAGEMENT OF THE FUND

Board of Trustees

General. The Board of Trustees of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Adviser to ensure that the Fund’s general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee’s own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

Trustees and Officers. The Board of the Fund consists of 10 Trustees. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP. None of the Trustees have an affiliation or business connection with the Adviser or any of its affiliated persons or own any stock or other securities issued by the Adviser’s parent company, Morgan Stanley. These are the “non-interested” or “Independent” Trustees as defined under the 1940 Act.

Board Structure and Oversight Function. The Board’s leadership structure features an Independent Trustee serving as Chairperson and the Board Committees described below. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Fund between meetings.

The Board of Trustees operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the Fund and Fund shareholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund’s activities and associated risks. The Board of Trustees has established four standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee and (4) Investment Committee, which are each comprised exclusively of Independent Trustees. Each committee charter governs the scope of the committee’s responsibilities with respect to the oversight of the Fund. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption “Independent Trustees and the Committees.”

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Trustees oversees these risks as part of its broader oversight of the Fund’s affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Fund. In addition, appropriate personnel, including but not limited to the Fund’s Chief Compliance Officer, members of the Fund’s

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administration and accounting teams, representatives from the Fund’s independent registered public accounting firm, the Fund’s Treasurer, portfolio management personnel, risk management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Fund’s activities and related risks to the Board of Trustees and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly risk reports and discussions with members of the risk teams relating to each asset class. The Board’s committee structure allows separate committees to focus on different aspects of risk and the potential impact of these risks on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Fund officers also communicate with the Trustees regarding material exceptions and items relevant to the Board’s risk oversight function. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Fund. Moreover, the Board recognizes that it may be necessary for the Fund to bear certain risks (such as investment risk) to achieve its investment objectives.

As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Fund and engages in discussions with appropriate parties relating to the Fund’s operations and related risks.

Management Information

Trustees. The Fund seeks as Trustees individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Trustee was and continues to be qualified to serve as Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Fund. In addition, the Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Information about the Fund’s Governance Committee and Board of Trustees nomination process is provided below under the caption “Independent Trustees and the Committees.”

The Trustees of the Fund, their birth years, addresses, positions held, length of time served, their principal business occupations during the past five years and other relevant professional experience, the number of portfolios in the Fund Complex (described below) overseen by each Trustee and other directorships, if any, held by the Trustees, are shown below (as of December 31, 2019). The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any registered funds that have an adviser that is an affiliate of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP) (the “Morgan Stanley AIP Funds”).

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Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996- 2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l’Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

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Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

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Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

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Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, CEO, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).

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Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); Director, Rubicon Investments (since February 2019); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	87	Prior to August 2016, Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

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Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year: 1936	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of each of the Closed-End Fund Committee (until December 2019) and the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None

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Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Vice Chair of the Board and Trustee	Vice Chair of the Boards since January 2020 and Trustee since August 2006	Vice Chair of the Boards of various Morgan Stanley Funds (since January 2020); Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).
*	This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

The executive officers of the Fund, their birth years, addresses, positions held, length of time served and their principal business occupations during the past five years are shown below (as of December 31, 2019).

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year: 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*	This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Fund: Princess Kludjeson, Kristina B. Magolis, Francesca Mead and Jill R. Whitelaw.

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It is a policy of the Fund’s Board that each Trustee shall invest at least $250,000 in any combination of the Morgan Stanley Funds that the Trustee determines meets his or her own specific investment objectives, without requiring any specific investment in any particular Fund. Newly elected or appointed Trustees have three years to comply with this policy.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2019 is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (as of December 31, 2019)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (as of December 31, 2019)
Independent:
Frank L. Bowman	None	over $100,000
Kathleen A. Dennis	None	over $100,000
Nancy C. Everett	None	over $100,000
Jakki L. Haussler	None	over $100,000
Manuel H. Johnson	None	over $100,000
Joseph J. Kearns[1]	None	over $100,000
Michael F. Klein[1]	None	over $100,000
Patricia Maleski	None	over $100,000
Michael E. Nugent	None	over $100,000
W. Allen Reed[1]	over $100,000	over $100,000
1	Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Morgan Stanley Funds (or portfolio thereof) that are offered as investment options under the plan.

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Independent Trustees and the Committees. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Board has four committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee and (4) Investment Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the retail Morgan Stanley Funds have a Rule 12b-1 plan.

The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund’s system of internal controls; and reviewing the valuation process. The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Fund are Jakki L. Haussler, Joseph J. Kearns, Michael F. Klein and W. Allen Reed. None of the members of the Fund’s Audit Committee is an “interested person,” as defined under the 1940 Act, of the Fund (with such disinterested Trustees being “Independent Trustees” or individually, “Independent Trustee”). Each Independent Trustee is also

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“independent” from the Fund under the listing standards of the New York Stock Exchange, Inc. (“NYSE”). The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund’s Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund’s Independent Trustees as candidates for election as Independent Trustees, advises the Fund’s Board with respect to Board composition, procedures and committees, develops and recommends to the Fund’s Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund’s Board of Trustees and any Board committees and oversees periodic evaluations of the Fund’s Board and its committees. The members of the Governance Committee of the Fund are Kathleen A. Dennis, Manuel H. Johnson and Michael E. Nugent, each of whom is an Independent Trustee. In addition, Michael E. Nugent (as Chair of the Morgan Stanley Funds) periodically may attend other operating committee meetings. The Chairperson of the Governance Committee is Michael E. Nugent.

The Fund does not have a separate nominating committee. While the Fund’s Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, all the Independent Trustees participate in the selection and nomination of candidates for election as Independent Trustees for the Fund. Persons recommended by the Fund’s Governance Committee as candidates for nomination as Independent Trustees shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund’s Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption “Shareholder Communications.”

The Board formed the Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Fund and the Board. The Compliance and Insurance Committee consists of Frank L. Bowman, Nancy C. Everett and Patricia Maleski, each of whom is an Independent Trustee. The Chairperson of the Compliance and Insurance Committee is Frank L. Bowman.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund’s Investment Advisory, Sub-Advisory and Administration Agreements. Each Independent Trustee is a member of the Investment Committee. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the Funds’ primary areas of investment, namely equities, fixed-income and alternatives. Within the Fund Complex, the Sub-Committees and their members are as follows:

(1) Equity — W. Allen Reed (Chairperson), Frank L. Bowman, Nancy C. Everett and Michael E. Nugent.

(2) Fixed Income — Michael F. Klein (Chairperson) and Jakki L. Haussler.

(3) Liquidity and Alternatives — Kathleen A. Dennis (Chairperson), Joseph J. Kearns and Patricia Maleski.

In addition, Manuel H. Johnson (as Chairperson of the Investment Committee) periodically attends Sub-Committee meetings, filling in where necessary.

During the Fund’s fiscal year ended October 31, 2019, the Board of Trustees held the following meetings:

Board of Trustees/Committee/Sub-Committee	Number of Meetings
Board of Trustees	7
Audit Committee	4
Governance Committee	4
Compliance and Insurance Committee	4
Investment Committee	5
Equity Sub-Committee	5
Fixed Income Sub-Committee	5
Liquidity and Alternatives Sub-Committee	5

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Experience, Qualifications and Attributes

The Board has concluded, based on each Trustee‘s experience, qualifications and attributes that each Board member should serve as a Trustee. Following is a brief summary of the information that led to and/or supports this conclusion.

Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various funds in the Fund Complex, where he serves as Chairperson of the Compliance and Insurance Committee (and formerly served as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee). Mr. Bowman also serves as a Director of Naval and Nuclear Technologies LLP and Director Emeritus for the Armed Services YMCA, and formerly served as a Director of BP, plc. Mr. Bowman serves as a Trustee of the Fairhaven United Methodist Church. Mr. Bowman is also a member of the National Security Advisory Council of the Center for U.S. Global Engagement, a member of the CNA Military Advisory Board and a member of the Dolphin Scholarship Foundation Advisory Board. Mr. Bowman retired as an Admiral in the U.S. Navy after serving over 38 years on active duty including eight years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004). Additionally, Mr. Bowman served as the U.S. Navy’s Chief of Naval Personnel (1994-1996), where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy and on the Joint Staff as Director of Political Military Affairs (1992-1994). In addition, Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officier de l’Orde National du Mérite from the French Government and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.

Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Director or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee. Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must operate based on her years of service to this Board and her position as Senior Managing Director of Victory Capital Management.

Ms. Everett has over 35 years of experience in the financial services industry, including roles with both registered investment companies and registered investment advisers. By serving on the boards of other registered funds, such as GMAM Absolute Return Strategies Fund, LLC and Emerging Markets Growth Fund, Inc., Ms. Everett has acquired significant experience with financial, accounting, investment and regulatory matters. Ms. Everett is also a Chartered Financial Analyst.

With more than 30 years of experience in the financial services industry, including her years of entrepreneurial and managerial experience in the development and growth of Opus Capital Group, Ms. Haussler brings a valuable perspective to the Fund‘s Board. Through her role at Opus Capital and her service as a director of several venture capital funds and other boards, Ms. Haussler has gained valuable experience dealing with accounting principles and evaluating financial results of large corporations. She is a certified public accountant (inactive) and a licensed attorney in the State of Ohio (inactive).

In addition to his tenure as a Director or Trustee of various other funds in the Fund Complex, where he formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for over 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Director of NVR, Inc., Director of Evergreen Energy and Director of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.

Mr. Kearns gained extensive experience regarding accounting through his experience on the Audit Committees of the boards of other funds in the Fund Complex, including serving as either Chairperson or Deputy Chairperson of the Audit Committee for nearly 20 years, and through his position as Chief Financial Officer of the J. Paul Getty Trust. He also has experience in financial, accounting, investment and regulatory matters through his position as President and founder of Kearns & Associates LLC, a financial consulting company. Mr. Kearns previously served as a Director of Electro Rent Corporation and previously served as Director of The Ford Family Foundation. The Board has determined that Mr. Kearns is an “audit committee financial expert” as defined by the SEC.

Through his prior positions as a Managing Director of Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and as President and a Trustee of the Morgan Stanley Institutional Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Director and Co-Chief Executive and Co-President of Aetos Alternatives Management, LP and as Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP. In addition, he also has experience as a member of the board of other funds in the Fund Complex.

Ms. Maleski has over 30 years of experience in the financial services industry and extensive experience with registered investment companies. Ms. Maleski began her career as a certified public accountant at Price Waterhouse LLP (“PW”) and was a member of PW’s Investment Company Practice. After a brief stint at the Bank of New York, Ms. Maleski began her affiliation with the

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JPMorgan Funds, at the Pierpont Group and then with J.P. Morgan Investment Management Inc. From 2001-2013, Ms. Maleski held roles with increasing responsibilities, from Vice President and Board Liaison, Treasurer and Principal Financial Officer, Chief Administrative Officer and finally President and Principal Executive Officer for the JPMorgan Fund complex. Between 2013 and 2016, Ms. Maleski served as Global Head of Oversight and Control of JPMorgan Asset Management and then as Head of JPMorgan Chase’s Fiduciary and Conflicts of Interest Program. Ms. Maleski has extensive experience in the management and operation of funds in addition to regulatory and accounting and valuation matters.

Mr. Nugent has extensive experience with financial, accounting, investment and regulatory matters through his over 20 years of service on the boards of various funds in the Fund Complex, including time as the Chairperson of the Insurance Committee, Chairperson of the Closed-End Fund Committee and Chair of the Morgan Stanley Funds. Mr. Nugent also has experience as a former General Partner in Triumph Capital, L.P.

Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a Director of iShares, Inc. and his service as Vice Chair of the Board and as Trustee or Director of other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his prior positions as a Director of Legg Mason, Inc. and as President and CEO of General Motors Asset Management.

The Trustees‘ principal occupations and other relevant professional experience during the past five years or more are shown in the above tables.

Advantages of Having the Same Individuals as Trustees for the Morgan Stanley Funds. The Independent Trustees and the Fund’s management believe that having the same Independent Trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Morgan Stanley Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund’s service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Funds.

Trustee and Officer Indemnification. The Fund’s Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

Shareholder Communications. Shareholders may send communications to the Fund’s Board of Trustees. Shareholders should send communications intended for the Fund’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Compensation

Effective January 1, 2020, each Trustee (except for the Chair of the Boards) receives an annual retainer fee of $295,000 ($280,000 prior to January 1, 2020) for serving as a Trustee of the Morgan Stanley Funds.

The Audit Committee Chairperson receives an additional annual retainer fee of $80,000, the Investment Committee Chairperson receives an additional annual retainer fee of $50,000 and the Compliance and Insurance Committee Chairperson receives an additional annual retainer fee of $60,000. Each Sub-Committee Chairperson receives an additional annual retainer fee of $40,000. The aggregate compensation paid to each Trustee is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds of the Morgan Stanley Funds based on the relative net assets of each of the funds. Michael E. Nugent receives a total annual retainer fee of $590,000 ($560,000 prior to January 1, 2020) for his services as Chair of the Boards of the Morgan Stanley Funds and for administrative services provided to each Board.

The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund for their services as Trustee.

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Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the “DC Plan”), which allows each Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley Funds that are offered as investment options under the DC Plan. At the Trustee‘s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, certain Morgan Stanley Funds maintained a similar Deferred Compensation Plan (the “Prior DC Plan”), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of the Fund’s Trustees from the Fund for the fiscal year ended October 31, 2019 and the aggregate compensation payable to each of the funds’ Trustees by the Fund Complex (which includes all of the Morgan Stanley Funds) for the calendar year ended December 31, 2019.

Compensation[1]
Name of Independent Trustee:	Aggregate Compensation From the Fund[2]	Total Compensation From Fund and Fund Complex Paid to Trustee[3]
Frank L. Bowman	$1,337	$340,000
Kathleen A. Dennis	1,258	320,000
Nancy C. Everett	1,099	280,000
Jakki L. Haussler	1,099	280,000
Manuel H. Johnson	1,298	330,000
Joseph J. Kearns[3]	1,413	360,000
Michael F. Klein[2],[3]	1,258	320,000
Patricia Maleski	1,099	280,000
Michael E. Nugent	2,202	560,000
W. Allen Reed[2],[3]	1,258	320,000
1	Includes all amounts paid for serving as director/trustee of the funds in the Fund Complex, as well as serving as Chair of the Boards or a Chairperson of a Committee or Sub-Committee.
2	The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund’s fiscal year. The following Trustees deferred compensation from the Fund during the fiscal year ended October 31, 2019: Mr. Klein, $1,258 and Mr. Reed, $1,258.
3	The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2019 before deferral by the Trustees under the DC Plan. As of December 31, 2019, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns, Klein and Reed pursuant to the deferred compensation plan was $651,838, $2,022,602 and $3,489,928, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Morgan Stanley Funds (the “Adopting Funds”), including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an “Eligible Trustee”) would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee‘s retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund’s Independent Trustees by the Fund for the fiscal year ended October 31, 2019 and by the Adopting Funds for the calendar year ended December 31, 2019, and the estimated retirement benefits for the Independent Trustees from the Fund as of the fiscal year ended October 31, 2019 and from the Adopting Funds for each calendar year following retirement. Only the Trustees listed below participated in the retirement program.

	Retirement Benefits Accrued as Fund Expenses		Estimated Annual Benefits Upon Retirement[1]
Name of Independent Trustee	By the Fund	By all Adopting Funds	From the Fund	From all Adopting Funds
Manuel H. Johnson	$958	$38,006	$1,420	$57,237
Michael E. Nugent[2]	(457)	(17,908)	1,269	51,193
1	Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee’s life.

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2	Mr. Nugent’s retirement expenses are negative due to the fact that his retirement date has been extended and therefore his expenses have been overaccrued.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following owned beneficially or of record 5% or more of the outstanding Class A shares of the Fund as of February 1, 2020: Morgan Stanley & Co. LLC, Harborside Financial Center, 201 Plaza Two, 3rd Floor, Jersey City, NJ 07311 — 42.18%; National Financial Services LLC, 499 Washington Blvd., Floor 4, Jersey City, NJ 07310 — 12.88%; Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104 — 11.47%; TD Ameritrade Inc., PO Box 2226, Omaha, NE 68103 — 7.38; Pershing LLC, 1 Pershing Plaza, 14th Fl., Jersey City, NJ 07399 — 5.77%. The following owned beneficially or of record 5% or more of the outstanding Class L shares of the Fund as of February 1, 2020: Morgan Stanley & Co. LLC, Harborside Financial Center, 201 Plaza Two, 3rd Floor, Jersey City, NJ 07311 — 78.46%; Wells Fargo Clearing Services LLC, 2801 Market Street, Saint Louis, MO 63103 — 6.21%. The following owned beneficially or of record 5% or more of the outstanding Class I shares of the Fund as of February 1, 2020: Morgan Stanley & Co. LLC, Harborside Financial Center, 201 Plaza Two, 3rd Floor, Jersey City, NJ 07311 — 29.26%; Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104 — 12.53%; Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive East, Jacksonville, FL 32246 — 11.87%; Wells Fargo Clearing Services LLC, 2801 Market Street, Saint Louis, MO 63103 — 10.54%; UBS Wealth Management USA, 1000 Harbor Blvd., Weehawken, NJ 07086 — 7.46%; Raymond James, 880 Carillon Parkway, St. Petersburg, FL 33716 — 6.77%; J.P. Morgan Securities LLC., 4 Chase Metrotech Center 3rd Floor, Brooklyn, NY 11245 — 5.06%. The following owned beneficially or of record 5% or more of the outstanding Class C shares of the Fund as of February 1, 2020: Morgan Stanley & Co. LLC, Harborside Financial Center, 201 Plaza Two, 3rd Floor, Jersey City, NJ 07311 — 49.82%; Wells Fargo Clearing Services LLC, 2801 Market Street, Saint Louis, MO 63103 — 13.30%; Raymond James, 880 Carillon Parkway, St. Petersburg, FL 33716 — 11.23%; Merrill Lynch, Pierce, Fenner & Smith, 4800 Deer Lake Drive East, Jacksonville, FL 32246 — 5.19%. The following owned beneficially or of record 5% or more of the outstanding Class IS shares of the Fund as of February 1, 2020: Wake Forest University, 1834 Wake Forest Road, Winston Salem, NC 27109 — 64.66%; Comerica Bank, P.O. Box 75000, Detroit, MI 48275 — 13.68%; National Financial Services LLC, 499 Washington Blvd., Floor 4, Jersey City, NJ 07310 — 11.81%; SEI Private Trust Company, 1 Freedom Valley Dr., Oaks, PA 19456 — 5.12%. The following owned beneficially or of record 5% or more of the outstanding Class IR shares of the Fund as of February 1, 2020: Morgan Stanley Investment Management, 750 7th Ave. 12th Fl., New York, NY 10019 — 100.00%. The percentage ownership of shares of the Fund changes from time to time depending on purchases and redemptions by shareholders and the total number of shares outstanding.

As of February 1, 2020, the aggregate number of shares of beneficial interest of the Fund owned by the Fund’s officers and Trustees as a group was less than 1% of the Fund’s shares of beneficial interest outstanding.

INVESTMENT ADVISORY AND OTHER SERVICES

Adviser, Sub-Adviser and Administrator

The Adviser to the Fund is Morgan Stanley Investment Management Inc., a Delaware corporation, whose address is 522 Fifth Avenue, New York, NY 10036. The Adviser is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation traded on the NYSE under the symbol “MS.” Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

The Sub-Adviser is Morgan Stanley Investment Management Limited, a wholly-owned subsidiary of Morgan Stanley, whose address is 25 Cabot Square, Canary Wharf, London, E14 4QA, England.

Pursuant to an Investment Advisory Agreement (the “Investment Advisory Agreement”) with the Adviser, the Fund has retained the Adviser to manage and/or oversee the investment of the Fund’s assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Adviser monthly compensation calculated daily by applying the annual rate of 0.32% of the Fund’s daily net assets. The investment advisory fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.

Administration services are provided to the Fund by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley, pursuant to a separate administration agreement (the “Administration Agreement”) entered into by the Fund with the Administrator. The Fund pays the Administrator monthly compensation which on an annual basis equals 0.08% of average daily net assets.

Morgan Stanley Investment Management Inc., as the Adviser and the Administrator, has agreed to reduce its advisory fee, its administration fee and/or reimburse the Fund, if necessary, if such fees would cause the total annual operating expenses of the Fund to exceed 0.57% for Class IR. In determining the actual amount of fee waivers and/or expense reimbursements for the Fund, if any, the Adviser and Administrator exclude from total annual operating expenses certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund’s Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it

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deems such action is appropriate. The Adviser and Administrator may make additional voluntary fee waivers and/or expense reimbursements. The Adviser and Administrator may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser. The Sub-Adviser provides the Fund with investment advisory services subject to the overall supervision of the Adviser and the Fund’s Officers and Trustees. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The following table reflects for the Fund (i) the advisory fee paid; and (ii) the advisory fee waived and/or affiliated rebates for each of the past three fiscal years ended October 31, 2017, 2018 and 2019:

Advisory Fees Paid (After Fee Waivers and/or Affiliated Rebates)			Advisory Fees Waived			Affiliated Rebates
2017	2018	2019	2017	2018	2019	2017	2018	2019
$1,588,502	$1,533,298	$1,987,195	$0	$157,749	$0	$26,657	$50,752	$57,844

For the fiscal years ended October 31, 2017, 2018 and 2019, the Fund paid compensation under its Administration Agreement as follows (no administration fees were waived):

Compensation Paid for the Fiscal Year Ended October 31,
2017	2018	2019
$403,790	$435,450	$511,260

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund. The Administrator supervises and monitors the administrative and accounting services provided by State Street. Their services are also subject to the supervision of the officers and Board of Trustees of the Fund. State Street’s business address is One Lincoln Street, Boston, MA 02111-2101.

Principal Underwriter

The Fund’s principal underwriter is Morgan Stanley Distribution, Inc. (which has the same address as the Adviser). In this capacity, the Fund’s shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley Smith Barney LLC and Morgan Stanley & Co. LLC, which through their own sales organizations sell shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment to Financial Intermediaries of any sales commissions, service fees and other expenses for sales of the Fund’s shares incurred or paid by Financial Intermediaries. The Distributor also pays certain expenses in connection with the distribution of the Fund’s shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund’s shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the 1933 Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

Services Provided by the Adviser, Sub-Adviser and Administrator

The Adviser manages the investment of the Fund’s assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates the information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objectives.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund’s books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require

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in the conduct of its business. The Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

Pursuant to the Sub-Advisory Agreement, the Sub-Adviser has been retained, subject to the overall supervision of the Adviser, to continuously furnish investment advice concerning individual security selections, asset allocations and overall economic trends and to manage the Fund’s portfolio.

Expenses not expressly assumed by the Adviser under the Investment Advisory Agreement, the Sub-Adviser under the Sub-Advisory Agreement or by the Administrator under the Administration Agreement or by the Distributor will be paid by the Fund. These expenses will be allocated among the six classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund’s shareholders; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Adviser or Sub-Adviser or any corporate affiliate of the Adviser or Sub-Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund’s shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Adviser or Sub-Adviser (not including compensation or expenses of attorneys who are employees of the Adviser or Sub-Adviser); fees and expenses of the Fund’s independent registered public accounting firm; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund’s operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, sub-accounting and other expenses directly attributable to a particular Class (except advisory or custodial fees) may be allocated directly to such Class.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of its investors for any act or omission by the Adviser or for any losses sustained by the Fund or its investors.

The Investment Advisory Agreement will remain in effect from year-to-year, provided continuance of the Investment Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

Other Service Providers

Transfer Agent/Dividend Disbursing Agent

DST Asset Manager Solutions, Inc., 2000 Crown Colony Drive, Quincy, MA 02169-0953, is the transfer agent for the Fund’s shares and the dividend disbursing agent for payment of dividends and distributions on Fund shares.

Custodian and Independent Registered Public Accounting Firm

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111-2101, is the custodian of the Fund’s assets. Any of the Fund’s cash balances with the Custodian in excess of $250,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116-5021, serves as the Fund’s independent registered public accounting firm and provides audit and audit-related services, tax-related services and assistance in connection with various SEC filings.

Securities Lending

Pursuant to an agreement between the Fund and State Street, the Fund may lend its securities through State Street as securities lending agent to certain qualified borrowers. As securities lending agent of the Fund, State Street administers the Fund’s securities lending program. These services include arranging the loans of securities with approved borrowers and their return to the Fund upon

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loan termination, negotiating the terms of such loans, selecting the securities to be loaned and monitoring dividend activity relating to loaned securities. State Street also marks-to-market daily the value of loaned securities and collateral and may require additional collateral as necessary from borrowers. State Street may also, in its capacity as securities lending agent, invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Authorization Agreement. State Street maintains records of loans made and income derived therefrom and makes available such records that the Fund deems necessary to monitor the securities lending program.

For the fiscal year ended October 31, 2019, the Fund earned income and incurred the following costs and expenses as a result of its securities lending activities:

Gross Income[1]	Revenue Split[2]	Cash Collateral Management Fees[3]	Administrative Fees[4]	Indemnification Fees[5]	Rebates to Borrowers	Other Fees	Total Cost of the Securities Lending Activities	Net Income from the Securities Lending Activities
$177,049	$10,638	$0	$0	$0	$106,114	$0	$116,752	$60,297
1	Gross income includes income from the reinvestment of cash collateral.
2	Revenue split represents the share of revenue generated by the securities lending program and paid to State Street.
3	Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.
4	These administrative fees are not included in the revenue split.
5	These indemnification fees are not included in the revenue split.

Fund Management

Other Accounts Managed by the Portfolio Managers

Other Accounts Managed by Portfolio Managers at October 31, 2019 (unless otherwise indicated):

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Jim Caron	4	$1.2 billion	35	$10.2 billion	55	$20.1 billion[1]
Richard Ford	4	$0	50	$21 billion	34	$15.8 billion[2]
Michael Kushma	4	$0	29	$7.3 billion	35	$16.5 billion[3]
Christian G. Roth	5	$453.6 million	54	$11.3 billion	48	$26 billion[4]
1	Of these other accounts, 12 accounts with total assets of approximately $10.1 billion in assets had performance-based fees.
2	Of these other accounts, 7 accounts with total assets of approximately $9.2 billion in assets had performance-based fees.
3	Of these other accounts, 10 accounts with total assets of approximately $9.6 billion in assets had performance-based fees.
4	Of these other accounts, 13 accounts with a total of approximately $12.3 billion in assets had performance-based fees.

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser and/or Sub-Adviser may receive fees from certain accounts that are higher than the fee they receive from the Fund, or they may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser and/or Sub-Adviser have proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s and/or Sub-Adviser’s employee benefits and/or deferred compensation plans. The portfolio managers may have an incentive to favor these accounts over others. If the Adviser and/or Sub-Adviser manage accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser and/or Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser and Sub-Adviser have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to MSIM employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (“IMAP”) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms

45

of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

■	Cash Bonus

■	Deferred Compensation:

■	A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

■	IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Adviser’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM. Portfolio managers are required to notionally invest a minimum of 25% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

■	Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to MSIM, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

MSIM compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

■	Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

■	Revenue and profitability of the Firm

■	Return on equity and risk factors of both the business units and Morgan Stanley

■	Assets managed by the portfolio manager

■	External market conditions

■	New business development and business sustainability

■	Contribution to client objectives

■	Team, product and/or MSIM performance

■	The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one-, three- and five-year periods)

■	Individual contribution and performance

Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

Securities Ownership of Portfolio Managers

As of October 31, 2019 (unless otherwise noted), the dollar range of securities beneficially owned (or held notionally through IMAP) by each portfolio manager in the Fund is shown below:

Jim Caron	$10,000-$50,000
Richard Ford	None
Michael Kushma	$100,001-$500,000
Christian G. Roth	$100,001-$500,000

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Codes of Ethics

The Fund, the Adviser, the Sub-Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

Proxy Voting Policy and Proxy Voting Record

The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to MSIM.

A copy of MSIM’s Proxy Voting Policy (“Proxy Policy”) is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Fund’s most recent proxy voting record for the 12-month period ended June 30, as filed with the SEC, are available without charge on our web site at www.morganstanley.com/im. The Fund’s proxy voting record is also available without charge on the SEC’s web site at www.sec.gov.

REVENUE SHARING

The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to certain Financial Intermediaries, including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to a Financial Intermediary for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a Financial Intermediary, granting the Distributor access to a Financial Intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of a Financial Intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund’s advisory fees, some other agreed upon amount or other measures as determined from time to time by the Adviser and/or Distributor. The amount of these payments may be different for different Financial Intermediaries.

With respect to Morgan Stanley Smith Barney LLC, these payments may include the following amounts, which are paid in accordance with the applicable compensation structure:

1	an ongoing annual fee in an amount of $566,000 in consideration of the Adviser’s participation at various Morgan Stanley Smith Barney LLC events, including seminars, conferences and meetings as determined by Morgan Stanley Smith Barney LLC;

2	an ongoing annual fee in an amount of $440,000 in consideration of Morgan Stanley Smith Barney LLC providing Adviser with access to distribution analytical data in relation to sales of the Fund and certain other products managed and/or sponsored by the Adviser or its affiliates;

3	on Class IR shares converted from Class I shares of the Fund held in Morgan Stanley Smith Barney LLC brokerage and advisory accounts as of June 30, 2014, where each such account holds $5 million or more in Class I shares of the Fund, or had $4 million or more in assets (but less than $5 million) as of June 30, 2014 and reached $5 million by December 31, 2014, an ongoing annual fee in an amount equal to 35% of the advisory fee the Adviser receives from the Fund based on the average daily NAV of such shares for the applicable quarterly period; and

4	on Class IR shares of the Fund, an ongoing annual fee in an amount up to 25% of the advisory fee the Adviser receives from the Fund based on the average daily NAV of such shares for the applicable quarterly period.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosure provided by Financial Intermediaries as to their compensation.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions

Subject to the general supervision of the Trustees, the Adviser and the Sub-Adviser are responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. The Fund expects that the primary market for the securities in which it intends to invest will generally be the OTC market. In the OTC market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter’s concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

Pursuant to an order issued by the SEC, the Fund is permitted to engage in principal transactions in money market instruments, subject to certain conditions, with Morgan Stanley & Co. LLC, a broker-dealer affiliated with the Fund’s Adviser.

During the fiscal years ended October 31, 2017, 2018 and 2019, the Fund did not effect any principal transactions with Morgan Stanley & Co. LLC.

Commissions

Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley & Co. LLC and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

During the fiscal years ended October 31, 2017, 2018 and 2019, the Fund paid a total of $18,920, $25,662 and $28,318, respectively, in brokerage commissions.

During the fiscal years ended October 31, 2017, 2018 and 2019, the Fund did not pay brokerage commissions to an affiliated broker or dealer.

Brokerage Selection

The Adviser and/or Sub-Adviser are responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of commission rates. The Adviser and/or Sub-Adviser are prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities may be traded as agency transactions through broker-dealers or traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

On occasion, the Fund may purchase certain money market instruments directly from an issuer without payment of a commission or concession. Money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

The Adviser and/or Sub-Adviser select broker-dealers for the execution of transactions for the Fund in accordance with their duty to seek “best execution” (i.e., the most favorable terms of execution). In seeking best execution, the Adviser and/or Sub-Adviser are not obligated to choose the broker-dealer offering the lowest available commission rate if, in the Adviser’s and/or Sub-Adviser’s reasonable judgment, (i) the total costs or proceeds from the transaction might be less favorable than may be obtained elsewhere; (ii) a higher commission is justified by the brokerage and research services provided by the broker-dealer that fall within the safe harbor

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of Section 28(e) of the 1934 Act or otherwise is permitted under applicable law; or (iii) other considerations, such as the order size, the time required for execution, the depth and breadth of the market for the security or minimum credit quality requirements to transact business with a particular broker-dealer. The research services received include services which aid the Adviser and/or Sub-Adviser in fulfilling their investment decision-making responsibilities, including (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts.

When effecting transactions on behalf of the Fund, the Adviser and/or Sub-Adviser may trade with any broker-dealer on their list of approved broker-dealers. Approved broker-dealers have met criteria as established by the Adviser’s Trading and Research Governance team (“TRG”). TRG reviews and approves broker-dealers periodically to determine whether broker-dealers on the approved list continue to meet such criteria. The approval lists are reported quarterly to the Adviser’s Counterparty Governance Committee (“CGC”). When selecting an approved broker-dealer (including an affiliate) to execute securities transactions, the following factors may be considered: (i) best available price; (ii) reliability, integrity and reputation in the industry (which may include a review of financial information and creditworthiness); (iii) execution capabilities, including block positioning, speed of execution and quality and responsiveness of its trading desk; (iv) knowledge of and access to the markets for the securities being traded; (v) potential ability to obtain price improvement; (vi) ability to maintain confidentiality; (vii) ability to handle non-traditional trades; (viii) commission and commission-equivalent rates; (ix) technology infrastructure; (x) clearance and settlement capabilities; (xi) the size of the trade relative to other trades in the same instrument; (xii) ability of a counterparty to commit its capital to the Fund’s trade and its access to liquidity; (xiii) counterparty restrictions associated with a portfolio, including regulatory trading, documentation requirement or any specific clearing broker-dealer requirements; (xiv) client-directed execution; (xv) client-specific restrictions; and (xvi) such other factors as may be appropriate.

Subject to the duty to seek best execution, the Adviser uses a portion of the commissions generated when executing client transactions to acquire brokerage and research services that aid in fulfilling investment decision-making responsibilities in accordance with Section 28(e) and applicable law. Commissions paid to broker-dealers providing brokerage and research services may be higher than those charged by other broker-dealers. Subject to applicable law, the Adviser receives a benefit when using client commissions to obtain brokerage and research services because the Adviser does not have to produce or pay for the brokerage research services itself. Therefore, the Adviser has an incentive to select or recommend a broker-dealer based on its interest in receiving brokerage and research services, rather than solely on its clients’ interest in obtaining the best price.

The Adviser has adopted policies and procedures designed to help track and evaluate the benefits received from brokerage and research services, as well as to track how much clients pay above the amount that broker-dealers from which the Adviser receives brokerage and research services may have charged solely for execution of such trades. The Adviser utilizes a voting system to assist in making a good faith determination of the value of brokerage and research services it receives in accordance with Section 28(e) and applicable law. In many cases, these involve subjective judgments or approximations. The Adviser has established a process for budgeting research costs and allocating such costs across client accounts.

The Adviser and certain other affiliated advisers have entered into commission sharing arrangements (“CSAs”) with executing brokers (“CSA Partners”) and a third-party vendor (“CSA Aggregator”). Pursuant to these arrangements, and under the Adviser’s supervision, the CSA Partners and CSA Aggregator track execution and research commissions separately and pool and distribute research credits in accordance with the policies and procedures discussed above to approved research providers (which may include executing brokerage firms or independent research providers (“Approved Research Providers”)) that provide brokerage and research services. The CSA Aggregator also reconciles research credits from trades with CSA Partners, and pays Approved Research Providers and provides other related administrative functions. In addition, a CSA Partner may provide the Adviser with proprietary research it has developed and, upon instruction, may retain research commission credits as compensation for the provision of such proprietary research services. The Adviser believes that these arrangements allow it to monitor the amount of trading costs that are attributable to execution services on the one hand and other brokerage and research services on the other.

Transactions that generate research credits include equity transactions executed on an agency basis or via a riskless principal transaction where the executing broker-dealer receives a commission. The Adviser does not use CSAs or otherwise have arrangements to pay for brokerage and research services with client commissions in connection with trading fixed income securities. Consistent with long-standing industry practice in the fixed income markets, however, the Adviser, subject to applicable law, may receive brokerage and research services and other information, including access to fixed income trading platforms that dealers provide for no charge to their customers in the ordinary course of business. Fixed income instruments typically trade at a bid/ask spread and without an explicit brokerage charge. While there is not a formal trading expense or commission, clients will bear the implicit trading costs reflected in these spreads.

The Adviser may receive “mixed use” products and services from an Approved Research Provider, where a portion of the product or service assists in its investment decision-making process in accordance with Section 28(e) and a portion may be used for other purposes. Where a product or service has a mixed use, the Adviser will make a reasonable allocation of its cost according to its use and

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will use client commissions to pay only for the portion of the product or service that assists in its investment decision-making process. The Adviser may have an incentive to allocate the costs to uses that assist in its investment decision-making process because the Adviser may pay for such costs with client commissions rather than its own resources. To the extent the Adviser receives “mixed use” products and services, the Adviser will allocate the anticipated costs of a mixed use product or service in good faith and maintain records concerning allocations in order to mitigate such conflicts.

Client accounts that pay a greater amount of commissions relative to other accounts may bear a greater share of the cost of brokerage and research services than such other accounts. The Adviser may use brokerage and research services obtained with brokerage commissions from some clients for the benefit of other clients whose brokerage commissions do not pay for such brokerage and research services. The Adviser may also share brokerage and research services with its affiliated advisers, and the clients of its affiliated advisers may receive the benefits of such brokerage and research services. These arrangements remain subject to the Adviser’s overall obligation to seek best execution for client trading.

The EU’s Markets in Financial Instruments Directive II (“MiFID II”), which became effective January 3, 2018, requires investment advisers regulated under MiFID II to pay for research services separately from trade execution services, either through their own resources or a research payment account funded by a specific charge to a client. Although the Adviser is not directly subject to the provisions of MiFID II, certain of its affiliated advisers are, such as Morgan Stanley Investment Management Limited; accordingly, as applicable, the Adviser makes a reasonable valuation and allocation of the cost of research services as between MiFID II client accounts and other accounts that participate in CSAs and will pay for research services received with respect to MiFID II client accounts from its own resources. The Adviser and affiliated advisers subject to MiFID II may separately pay for fixed income research from their own resources.

When permitted under applicable law, portfolio managers generally will aggregate orders of their clients for the same securities in a single order so that such orders are executed simultaneously in order to facilitate best execution and to reduce brokerage costs. The Adviser and/or Sub-Adviser effect aggregated orders in a manner designed to ensure that no participating client is favored over any other client.

In general, accounts that participate in an aggregated order will participate on a pro rata or other objective basis. Pro rata allocation of securities and other instruments will generally consist of allocation based on the order size of a participating client account in proportion to the size of the orders placed for other accounts participating in the aggregated order. However, the Adviser and/or Sub-Adviser may allocate such securities and other instruments using a method other than pro rata if their supply is limited, based on differing portfolio characteristics among accounts or to avoid odd lots or small allocations, among other reasons. These allocations are made in the good faith judgment of the Adviser and/or the Sub-Adviser with a goal of seeking to ensure that fair and equitable allocation occurs over time. There may be times that the Adviser and/or Sub-Adviser are not able to aggregate orders because of applicable law or other considerations when doing so might otherwise be advantageous.

Regular Broker-Dealers

During the fiscal year ended October 31, 2019, the Fund purchased securities issued by Bank of America Securities LLC, Citibank NA, Goldman Sachs & Co., HSBC Securities Inc. and JP Morgan Chase & Co., which were among the ten brokers or ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period.

At October 31, 2019, the Fund held securities issued by Citibank NA, Inc., JP Morgan Chase & Co., Bank of America Securities LLC, Goldman Sachs & Co. and HSBC Securities Inc. with market values of $3,491,586 $3,247,684, $2,825,068, $2,221,092 and $2,105,116, respectively.

CAPITAL STOCK AND OTHER SECURITIES

The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such class or any other matter in which the interests of one class differ from the interests of any other class. Also, Class A, Class L and Class C bear expenses related to the distribution of their respective shares.

The Fund’s Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series. The Trustees have not presently authorized any such additional series or classes of shares other than as set forth in the Prospectus.

The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to

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provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund’s property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund’s assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase/Redemption of Shares

Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund’s Prospectus.

Suspension of Redemptions. Redemptions are not made on days during which the NYSE is closed. The right of redemption may be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) the SEC determines trading on the NYSE is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

Transfer Agent as Agent. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder’s authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

Transfers of Shares. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

Outside Brokerage Accounts/Limited Portability. Most Fund shareholders hold their shares with Morgan Stanley Smith Barney LLC. Please note that your ability to transfer your Fund shares to a brokerage account at another securities dealer may be limited. Fund shares may only be transferred to accounts held at securities dealers or Financial Intermediaries. After a transfer, you may purchase additional shares of the Morgan Stanley Fund(s) you owned before the transfer and, in most instances, you will also be able to purchase shares of most other Morgan Stanley Funds. If you transfer shares of a fund that is not a Morgan Stanley Multi-Class Fund (for example, a Morgan Stanley Money Market Fund) you will not be able to exchange shares of that fund for any other Morgan Stanley Fund after the transfer.

If you wish to transfer Fund shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Distributor, you may request that the securities dealer or financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of such securities dealer or financial intermediary for your benefit. You may also hold your Fund shares in your own name directly with the Transfer Agent. In either case, you will continue to have the ability to purchase additional Morgan Stanley Funds and will have full exchange privileges. Other options may also be available; please check with the respective

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securities dealer or financial intermediary. If you choose not to hold your shares with the Transfer Agent, either directly or through a securities dealer or other financial intermediary, you must redeem your shares and pay any applicable CDSC.

Offering Price

The Fund’s Class IR shares are offered at NAV. The NAV of the Fund (excluding sales charges) is based on the value of the Fund’s portfolio securities. NAV of each Class is calculated by dividing the value of the portion of the Fund’s securities and other assets attributable to that Class, less the total market value of the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The NAV of each Class, however, will differ because the Classes have different ongoing fees.

In the calculation of the Fund’s NAV: (1) an equity portfolio security listed or traded on an exchange is valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; and (2) all other equity portfolio securities for which OTC market quotations are readily available are valued at the latest reported sale price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from the relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. When market quotations are not readily available, including circumstances under which it is determined by the Adviser or the Sub-Adviser that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Board. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE. On any business day when the Securities Industry and Financial Markets Association recommends that the securities markets close trading early, the Fund may close trading early and determine NAV as of an earlier time.

If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations.

Certain of the Fund’s portfolio securities may be valued using as an input evaluated prices provided by an outside pricing service approved by the Fund’s Board. Prices obtained from these approved sources are monitored and reviewed by the Adviser’s Valuation Committee and if not deemed to represent fair value, may be overridden and valued using procedures adopted by the Board. The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service. Pricing services generally value securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. If an exchange closing price or bid and asked prices are not available from the exchange, then the quotes from one or more brokers or dealers may be used. Unlisted options and swaps are valued by an outside pricing service approved by the Board or quotes from a broker or dealer. Unlisted options and swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange. Futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, then at the last sale price on the exchange.

If the Adviser or Sub-Adviser determines that the valuation received from the outside pricing service or broker or dealer is not reflective of the security’s market value, such security is valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Board.

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Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board.

TAXES

The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder’s income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund and is not intended as a substitute for careful tax planning. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

Investment Company Taxation. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code. To continue to so qualify, the Fund will be required to, among other things, satisfy an asset diversification test, a qualifying income test and a distribution test. Assuming the Fund satisfies the foregoing requirements, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. If the Fund fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any income or net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained income or gains.

Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as “passive foreign investment companies.” Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

If more than 50% of the Fund’s assets are invested in foreign securities at the end of any fiscal year, the Fund may elect to treat certain foreign income taxes imposed on it for federal income tax purposes as paid directly by the Fund’s shareholders. The Fund will notify shareholders in writing each year if it makes an election and of the amount of foreign taxes, if any, to be treated as paid by shareholders. If the Fund makes the election, shareholders will be required to include in income their proportionate share of the amount of foreign income taxes treated as imposed on the Fund and will, subject to certain limitations, be entitled to take a credit or deduction on their federal income tax return for foreign taxes paid by the Fund.

The Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser and/or Sub-Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Taxation of Dividends and Distributions. Shareholders normally will be subject to federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the shareholder as ordinary

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income regardless of whether the shareholder receives such payments in additional shares or in cash. If certain holding period requirements are met with respect to a shareholder’s shares, a portion (which, if any, is not expected to be significant) of the income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund’s shares and regardless of whether the distribution is received in additional shares or in cash. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Shareholders are generally taxed on any income dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to shareholders of record of such month in January then such amounts will be treated for tax purposes as received by the shareholders on December 31.

Subject to certain exceptions, a corporate shareholder may be eligible for a 50% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by the Fund of investment income and short-term capital gains. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences discussed above and the potential applicability of the U.S. estate tax.

The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed complaint) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

Purchases and Redemptions and Exchanges of Fund Shares. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the NAV of the shareholder’s stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the NAV of the shares should be reduced below a shareholder’s cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder’s investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

Shareholders normally will be subject to federal income taxes, and state and/or local income taxes, on the sale or disposition of Fund shares. In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder’s Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances, a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

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The Fund (or its administrative agent) is required to report to the U.S. Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”), or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other fund.

The ability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund’s shares and receives securities that are considered substantially identical to that fund’s shares or reinvests in that fund’s shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the “wash sale” rules, resulting in a postponement of the recognition of such loss for tax purposes.

Backup Withholding. The Fund may be required to withhold U.S. federal income tax (currently, at a rate of 24%) (“backup withholding”) from all taxable distributions payable to (1) any shareholder who fails to furnish the Fund with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. The 24% backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.

UNDERWRITERS

The Fund’s shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the section titled “Principal Underwriter.”

PERFORMANCE DATA

For the 30-day period ended October 31, 2019, the yield was 3.06% for Class IR.

Average annual returns assuming deduction of maximum sales charge Period Ended October 31, 2019
Class	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Class IR	06/15/18	9.00%	N/A	N/A	6.70%

Average annual returns assuming NO deduction of sales charge Period Ended October 31, 2019
Class IR	06/15/18	9.00%	N/A	N/A	6.70%

Aggregate total returns assuming NO deduction of sales charge Period Ended October 31, 2019
Class	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Class IR	06/15/18	9.00%	N/A	N/A	9.35%

Average annual after-tax returns assuming deduction of maximum sales charge Class IR Period Ended October 31, 2019
Calculation Methodology	Inception Date	1 Year	5 Years	10 Years	Life of Fund
After taxes on distributions	06/15/18	6.76%	N/A	N/A	4.62%
After taxes on distributions and redemptions	06/15/18	5.26%	N/A	N/A	4.19%

POTENTIAL CONFLICTS OF INTEREST

As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign

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exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley has advised clients and has sponsored, managed or advised other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with the Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with the Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.

Material Non-public Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. The Adviser may also from time to time be subject to contractual ‘‘stand-still’’ obligations and/or confidentiality obligations that may restrict its ability to trade in certain investments on the Fund’s behalf. In addition, the Adviser may be precluded from disclosing such information to an Investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the Adviser may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made by the Fund, and the Adviser may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the Investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with Morgan Stanley unrelated to that of the Fund. Furthermore, access to certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley in order to manage potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the 1940 Act. Accordingly, the Adviser’s ability to source investments from other business units within Morgan Stanley may be limited and there can be no assurance that the Adviser will be able to source any investments from any one or more parts of the Morgan Stanley network.

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and the Investment team, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of the Fund or its shareholders. The Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an Investment team may face conflicts in the allocation of investment opportunities among the Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts.

Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities in North America, Europe and elsewhere. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to the Fund beforehand. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within the Fund’s investment objectives. The Fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to the Fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the Fund’s advantage. There can be no assurance that the Fund will have an opportunity to participate in certain opportunities that fall within its respective investment objectives.

It is possible that Morgan Stanley or an Affiliated Investment Account will invest in a company that is or becomes a competitor of a company of which the Fund holds an investment. Such investment could create a conflict between the Fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with the Fund.

In addition, certain investment professionals who are involved in the Fund’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by the Adviser and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated

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Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with our portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for the Fund.

The Adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, the Fund even though such other clients’ investment objectives may be similar to those of the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Funds, to certain Financial Intermediaries (which may include affiliates of the Adviser and Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Funds and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to a Financial Intermediary for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a Financial Intermediary, granting the Distributor access to a Financial Intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of a Financial Intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Funds and/or some or all other Morgan Stanley Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Funds and/or some or all other Morgan Stanley Funds), the Fund’s advisory fees, some other agreed upon amount or other measures as determined from time to time by the Adviser and/or the Distributor. The amount of these payments may be different for different Financial Intermediaries.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Funds over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds or the amount that the Funds receive to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation.

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for the Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to that of the Fund. Furthermore, from time to time, the Adviser or its affiliates may invest “seed” capital in the Fund, typically to enable the Fund to commence investment operations and/or achieve sufficient scale. The Adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of the Fund.

Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to the Fund. These businesses may encompass, among other things, principal trading activities as well as principal investing.

Morgan Stanley’s sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not the Fund’s interests.

Subject to the limitations of applicable law, the Fund may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.

Morgan Stanley’s Investment Banking Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with the Fund and with respect to investments that the Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by the Fund. Morgan Stanley may give advice and provide recommendations to persons competing with the Fund and/or any of the Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments.

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Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit the Fund’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between the Fund’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.

To the extent that Morgan Stanley advises creditor or debtor companies in the financial restructuring of companies either prior to or after filing for protection under Chapter 11 of the Bankruptcy Code or similar laws in other jurisdictions, the Adviser’s flexibility in making investments in such restructurings on the Fund’s behalf may be limited.

Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis the Fund’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.

To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which the Fund invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by the Adviser) with the Fund, and any advisory fees payable will not be reduced thereby.

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. The Fund may be precluded from participating in a transaction with or relating to the company being sold under these circumstances.

Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and the Fund, its shareholders or the entities in which the Fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Fund.

In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the Adviser on the Fund’s behalf.

Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which the Fund may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which the Fund invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and the Morgan Stanley Funds, investment vehicles and accounts (which may or may not include the Fund) that own an interest in such entity will receive a greater relative benefit from the arrangements than the Morgan Stanley Funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with the Fund or offset advisory fees payable.

Allocation of Expenses. Expenses may be incurred that are attributable to the Fund and one or more other Affiliated Investment Accounts (including in connection with issuers in which the Fund and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The Adviser and its affiliates intend to allocate such common expenses among the Fund and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as may be required by applicable law.

Transactions with Affiliates. The Adviser might purchase securities from underwriters or placement agents in which an affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or

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otherwise. The Adviser will not purchase securities on behalf of the Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the Adviser on behalf of the Fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when the Funds use service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.

General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the Adviser, related persons of the Adviser and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

FINANCIAL STATEMENTS

The Fund’s audited financial statements for the fiscal year ended October 31, 2019, including notes thereto, and the report of Ernst & Young LLP, an independent registered public accounting firm, are herein incorporated by reference to the Fund’s Annual Report to Shareholders. A copy of the Fund’s Annual Report to Shareholders must accompany the delivery of this SAI.

FUND COUNSEL

Dechert LLP, located at 1095 Avenue of the Americas, New York, NY 10036, acts as the Fund’s legal counsel.

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This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

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APPENDIX A — MORGAN STANLEY INVESTMENT MANAGEMENT PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Morgan Stanley Investment Management’s policy and procedures for voting proxies, the Proxy Voting Policy and Procedures (the “Policy”), with respect to securities held in the accounts of clients applies to those Morgan Stanley Investment Management (“MSIM”) entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. For purposes of this Policy, clients shall include: Morgan Stanley U.S. registered investment companies, other Morgan Stanley pooled investment vehicles, and MSIM separately managed accounts (including accounts for Employee Retirement Income Security (“ERISA”) clients and ERISA-equivalent clients). This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asia Limited, Morgan Stanley Investment Management (Japan) Co. Limited and Morgan Stanley Investment Management Private Limited (each a “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets.

■	With respect to the U.S. registered investment companies sponsored, managed or advised by any MSIM Affiliate (the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds.

■	For other pooled investment vehicles (e.g., UCITS), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the relevant governing board.

■	For separately managed accounts (including ERISA and ERISA-equivalent clients), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under the applicable investment advisory agreement or investment management agreement. Where a MSIM Affiliate has the authority to vote proxies on behalf of ERISA and ERISA-equivalent clients, the MSIM Affiliate must do so in accordance with its fiduciary duties under ERISA (and the Internal Revenue Code).

■	In certain situations, a client or its fiduciary may reserve the authority to vote proxies for itself or an outside party or may provide a MSIM Affiliate with a statement of proxy voting policy. The MSIM Affiliate will comply with the client’s policy.

A MSIM Affiliate will not vote proxies unless the investment management agreement, investment advisory agreement or other authority explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”) and this Policy. In addition to voting proxies of portfolio companies, MSIM routinely engages with the management or board of companies in which we invest on a range of environmental, social and governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions.

Retention and Oversight of Proxy Advisory Firms - ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations.

MSIM has retained Research Providers to analyze proxy issues and to make vote recommendations on those issues. While we review the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. MSIM votes all proxies based on its own proxy voting policies in the best interests of each client. In addition to research, ISS provides vote execution, reporting, and recordkeeping services to MSIM.

As part of MSIM’s ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

Securities Lending - MSIM Funds or any other investment vehicle sponsored, managed or advised by a MSIM affiliate may participate in a securities lending program through a third party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender (i.e., a MSIM Fund or another investment vehicle sponsored, managed or advised by a MSIM affiliate) is not entitled to vote the lent shares at the company meeting. In general, MSIM believes the revenue received from the lending program outweighs the ability to vote and we will not recall shares for the purpose of voting. However, in cases in which MSIM believes the right to vote outweighs the revenue received, we reserve the right to recall the shares on loan on a best efforts basis.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of our clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP (“Morgan Stanley AIP”) will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters.

We generally support routine management proposals. The following are examples of routine management proposals:

■	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

■	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

■	Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported. We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1	Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United

Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e	We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance. Also, if the board has failed to consider diversity, including but not limited to, gender and ethnicity, in its board composition.

f	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j	We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than five public company boards (excluding investment companies), or public company CEOs that serve on more than two outside boards given the level of time commitment required in their primary job.

k	We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2	Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3	Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66⅔%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6	Proxy access: We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company’s proxy statement and on the company’s proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group

7	Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8	Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States, we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11	Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12	Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory Auditor Boards

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate Transactions and Proxy Fights.

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in Capital Structure.

1	We generally support the following:

■	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

■	U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

■	U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

■	Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

■	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

■	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

■	Management proposals to effect stock splits.

■	Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

■	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2	We generally oppose the following (notwithstanding management support):

■	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

■	Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to preemptive rights if the authority is limited.

■	Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

■	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights

1	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements. Also, we oppose provisions that do not allow shareholders any right to amend the charter or bylaws.

3	Shareholders right to call a special meeting: We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4	Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G. Auditors

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration

1	We generally support the following:

■	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

■	Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

■	Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

■	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3	In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.

4	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6	We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8	Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I. Social and Environmental Issues. Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular social and environmental matters. As MSIM believes that relevant social and environmental issues can influence risk and return, we consider how to vote on proposals related to social and environmental issues on a case-by-case basis by determining the relevance of social and environmental issues identified in the proposal and their likely impacts on shareholder value. We generally support proposals that, if implemented, would enhance useful disclosure, such as disclosures aligned with SASB (Sustainability Accounting Standards Board) and the TCFD (Task Force on Climate-related Financial Disclosures) and proposals that aim to reduce or mitigate a company’s impact on the global climate. We generally vote against proposals requesting reports or actions that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. In reviewing proposals on social and environmental issues, we consider a company’s current disclosures and our understanding of the company’s management of material social and environmental issues in comparison to peers. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value and we may oppose proposals that intrude excessively on management prerogatives and/or board discretion.

J. Funds of Funds. Certain MSIM Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. In markets where proportional voting is not available we will not vote at the meeting, unless otherwise determined by the Proxy Review Committee. Other MSIM Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MSIM Fund owns more than 25% of the voting shares of the underlying fund, the MSIM Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.

III. ADMINISTRATION OF THE POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee consists of investment professionals who represent the different investment disciplines and geographic locations of MSIM, and is chaired by the director of the Global Stewardship Team (“GST”). Because proxy voting is an investment responsibility and may affect shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes. The GST administers and implements the Policy, as well as monitoring services provided by the proxy advisory firms and other research providers used in the proxy voting process.

The GST Director is responsible for identifying issues that require Committee deliberation or ratification. The GST, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The GST has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee may periodically review and has the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

GST and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in client accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the GST will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by GST.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the GST Director determines that an issue raises a material conflict of interest, the GST Director may request a special committee (“Special Committee”) to review, and recommend a course of action with respect to, the conflict(s) in question.

A potential material conflict of interest could exist in the following situations, among others:

1	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

4	One of Morgan Stanley’s independent directors or one of MSIM Funds’ directors also serves on the board of directors or is a nominee for election to the board of directors of a company held by a MSIM Fund or affiliate.

If the GST Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3	If the Research Providers’ recommendations differ, the GST Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the GST Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The GST Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The GST will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the GST for a period of at least six years. To the extent these decisions relate to a security held by a MSIM Fund, the GST will report the decisions to each applicable Board of Trustees/Directors of those MSIM Funds (the “Board”) at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

In addition, to the extent that Committee and Special Committee decisions and actions relate to a security held by other pooled investment vehicles, the GST will report the decisions to the relevant governing board of the pooled investment vehicle.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department, in conjunction with GST and GST IT for MSIM Fund reporting and with the AIP investment team for AIP Closed-End 40 Act Fund reporting, is responsible for filing an annual Form N-PX on behalf of each MSIM Fund and AIP Closed-End 40 Act Fund for which such filing is required, indicating how all proxies were voted with respect to each such fund’s holdings.

Also, MSIM maintains voting records of individual agenda items at company meetings in a searchable database on its website on a rolling 12-month basis.

In addition, ISS provides vote execution, reporting and recordkeeping services to MSIM.

IV. RECORDKEEPING

Records are retained in accordance with Morgan Stanley’s Global Information Management Policy, which establishes general Firm-wide standards and procedures regarding the retention, handling, and destruction of official books and records and other information of legal or operational significance. The Global Information Management Policy incorporates Morgan Stanley’s Master Retention Schedule, which lists various record classes and associated retention periods on a global basis.

Approved by the Board September 2015, September 27-28, 2016, September 27-28, 2017, October 3-4, 2018 and September 24-25, 2019.

APPENDIX A

Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP’s Custom Advisory Portfolio Solutions service.

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Markets investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

APPENDIX B — DESCRIPTION OF RATINGS

Standard & Poor’s Ratings Services

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

I. S&P’s Long-Term Issue Credit Ratings

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR: Indicates that a rating has not been assigned or is no longer assigned.

Note: Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

II. S&P’s Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR: Indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors, Inc.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

I. Moody’s Global Long-Term Rating Scale

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

II. Moody’s Global Short-Term Rating Scale

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings Inc.

Fitch Ratings’ credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

I. Fitch’s Long-Term Issuer Credit Rating Scale

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include: a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation; b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; c. the formal announcement by the issuer or their agent of a distressed debt exchange; d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced: a. an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but b. has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and c. has not otherwise ceased operating. This would include: i. the selective payment default on a specific class or currency of debt; ii. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; iii. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-“ may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category.

II. Fitch’s Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structure Finance

F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High Short-Term Default Risk. Default is a real possibility.

RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Note: The modifiers “+” or “-“ may be appended to a rating to denote relative status within major rating categories. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

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MORGAN STANLEY GLOBAL FIXED INCOME OPPORTUNITIES FUND

PART C

OTHER INFORMATION

ITEM 28. Exhibits

(a)	(1).	Declaration of Trust of the Registrant, dated December 18, 1991, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 25, 1996.

	(2).	Instrument Establishing and Designating Additional Classes, dated July 28, 1997, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on July 14, 1997.

	(3).	Amendment to the Declaration of Trust of the Registrant, dated June 22, 1998, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on December 28, 1998.

	(4).	Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated herein by reference to Exhibit 1(d) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on December 28, 2001.

	(5).	Amendment to the Declaration of Trust (changing the name of the Fund to Morgan Stanley Flexible Income Trust), effective April 22, 2003, is incorporated herein by reference to Exhibit (a)(5) of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on February 26, 2009.

	(6).	Amendment to the Declaration of Trust (changing Class D to Class I), effective March 31, 2008, is incorporated herein by reference to Exhibit (a)(6) of Post-Effective Amendment No. 22 to the Registration Statement, filed on February 26, 2009.

	(7).	Amendment to the Amended and Restated Declaration of Trust, dated January 8, 2010, is incorporated herein by reference to Exhibit (a)(7) of Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A, filed on February 28, 2014.

	(8).	Amendment to the Declaration of Trust (changing the name of the Fund to Morgan Stanley Fixed Income Opportunities Fund), dated September 28, 2011, is incorporated herein by reference to Exhibit (a)(7) of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on February 27, 2012.

	(9).	Amendment to the Declaration of Trust (changing the Resident Agent and Principal Place of Business of the Fund), dated December 8, 2011, is incorporated herein by reference to Exhibit (a)(8) of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed on February 27, 2012.

	(10).	Amendment to the Declaration of Trust (changing the name of the Fund to Morgan Stanley Global Fixed Income Opportunities Fund), dated December 19, 2011, is incorporated herein by reference to Exhibit (a)(9) of Post-Effective Amendment No. 30 to the Registration Statement, filed on February 28, 2013.

	(11).	Amendment to the Declaration of Trust (changing Class C to Class L), effective February 25, 2013, is incorporated herein by reference to Exhibit (a)(10) of Post-Effective Amendment No. 30 to the Registration Statement, filed on February 28, 2013.

	(12).	Instrument Establishing and Designating a Class of Shares of the Trust (with respect to Class IS shares), effective May 14, 2013, is incorporated herein by reference to Exhibit (a)(11) of Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A, filed on June 13, 2013.

	(13).	Instrument Establishing and Designating a Class of Shares of the Trust (with respect to Class C shares), effective April 30, 2015, is incorporated herein by reference to Exhibit (a)(13) of Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A, filed on April 28, 2015.

	(14).	Instrument Establishing and Designating a Class of Shares of the Trust (with respect to Class T shares), effective December 8, 2016, is incorporated herein by reference to Exhibit (a)(14) of Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A, filed on December 14, 2017.

	(15)	Amendment to the Amended and Restated Declaration of Trust (eliminating Class B shares), dated June 13, 2019, is filed herein.

(b).		Amended and Restated By-Laws of the Registrant, dated December 8, 2015, are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A, filed on February 26, 2016.

(c).		Not applicable.

(d)(1).		Investment Advisory Agreement between the Registrant and Morgan Stanley Investment Management Inc., dated July 31, 2011, is incorporated herein by reference to Exhibit (d) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of Active Assets Prime Trust, filed on October 27, 2017.

	(2).	Sub-Advisory Agreement between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited, May 30, 2013, is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A of Morgan Stanley European Equity Fund Inc., filed on February 27, 2015.

(e)(1).		Distribution Agreement between the Registrant and Morgan Stanley Distribution, Inc., dated July 31, 2011, is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of Morgan Stanley Mortgage Securities Trust, filed on February 26, 2016.

	(2).	Form of Dealer Agreement is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Morgan Stanley Aggressive Equity Fund, filed on November 22, 2006.

(f).		Second Amended and Restated Retirement Plan for Non-Interested Trustees or Directors, dated May 8, 1997, is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on January 31, 2000.

(g).		Custodian Contract between the Registrant and State Street Bank and Trust Company, dated March 7, 2008, is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 191 to the Registration Statement on Form N-1A of Morgan Stanley Institutional Fund Trust, filed on December 19, 2018.

(h)(1).		Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., dated April 1, 2013, is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 191 to the Registration Statement on Form N-1A of Morgan Stanley Institutional Fund Trust, filed on December 19, 2018.

	(2).	Amendment to the Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., dated as of June 2, 2014, is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A of Morgan Stanley Limited Duration U.S. Government Trust, filed on September 26, 2014.

	(3).	Administration Agreement with Morgan Stanley Investment Management Inc., dated as of January 1, 2014, is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of Active Assets Prime Trust, filed on October 27, 2017.

	(4).	Amendment to the Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., dated May 23, 2017, is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of Active Assets Prime Trust, filed on October 27, 2017.

	(5).	Addendum to the Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., dated October 5, 2017, is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of Active Assets Prime Trust, filed on October 27, 2017.

(i)(1).		Opinion of Clifford Chance US LLP, is incorporated herein by reference to Exhibit (i)(1) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on December 30, 2004.

	(2).	Opinion of Dechert LLP, Massachusetts Counsel, is incorporated herein by reference to Exhibit (i)(2) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on December 30, 2004.

	(3).	Opinion and Consent of Dechert LLP, with respect to Class IS shares, is incorporated herein by reference to Exhibit (i)(3) of Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A, filed on June 13, 2013.

	(4).	Opinion and Consent of Dechert LLP, with respect to Class C shares, is incorporated herein by reference to Exhibit (i)(4) of Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A, filed on April 28, 2015.

	(5).	Consent of Dechert LLP, filed herein.

(j).		Consent of Independent Registered Public Accounting Firm, filed herein.

(k).		Not applicable.

(l).		Not applicable.

(m).		Form of Plan of Distribution Pursuant to Rule 12b-1, dated April 30, 2015, is incorporated herein by reference to Exhibit (m) of Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of Morgan Stanley Mortgage Securities Trust, filed on April 28, 2015.

(n).		Amended and Restated Rule 18f-3 Multiple Class Plan, is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 202 to the Registration Statement on Form N-1A of Morgan Stanley Institutional Fund Trust, as filed on December 23, 2019.

(o).		Not applicable.

(p)(1).		Code of Ethics for Morgan Stanley Investment Management, dated December 12, 2019, is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 204 to the Registration Statement on Form N-1A of Morgan Stanley Institutional Fund Trust, as filed on January 28, 2020.

	(2).	Code of Ethics of the Morgan Stanley Funds, filed herein.

(q).		Powers of Attorney of Trustees, dated December 4, 2018, are incorporated herein by reference to Exhibit (16) of the Registration Statement on Form N-14 of Morgan Stanley Institutional Fund, Inc., filed on December 17, 2018.

ITEM 29. Persons Controlled by or Under Common Control with the Fund

None

ITEM 30. Indemnification

Pursuant to Section 5.3 of the Registrant’s Declaration of Trust and under Section 4.8 of the Registrant’s By-Laws, the indemnification of the Registrant’s trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

Pursuant to Section 5.2 of the Registrant’s Declaration of Trust and paragraph 8 of the Registrant’s Investment Management Agreement, neither the Adviser nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

The Registrant, in conjunction with the Adviser, the Registrant’s Trustees, and other registered investment management companies managed by the Adviser, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 31. Business and Other Connections of Investment Adviser

See “Fund Management” in the Prospectus regarding the business of the investment adviser. The following information is given regarding directors and officers of Morgan Stanley Investment Management Inc. Morgan Stanley Investment Management Inc. is a wholly-owned subsidiary of Morgan Stanley.

Set forth below is the name and principal business address of each company for which directors or officers of Morgan Stanley Investment Management Inc. serve as directors, officers or employees:

Morgan Stanley Investment Management Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley Services Company Inc.

522 Fifth Avenue, New York, NY 10036

Listed below as of December 31, 2019 are the officers and Directors of Morgan Stanley Investment Management Inc.:

NAME AND POSITION WITH	OTHER SUBSTANTIAL BUSINESS,
MORGAN STANLEY INVESTMENT MANAGEMENT INC.	PROFESSION OR VOCATION

Dan Simkowitz Managing Director and President	Managing Director of Morgan Stanley.

Stefanie V. Chang Yu Managing Director, Secretary and General Counsel	Managing Director and Secretary of other entities affiliated with the Adviser.

Timothy J. Knierim Managing Director and Chief Compliance Officer	Chief Compliance Officer of the Morgan Stanley Funds.

John Hagarty Managing Director and Director

Mary Alice Dunne Managing Director and Director

Anita Rios Executive Director and Treasurer

Anton Kuzmanov Managing Director and Director

Tatiana Segal Managing Director and Director

Thomas Velez Executive Director and Chief Anti-Money Laundering Officer	Executive Director and Anti-Money Laundering Officer of Morgan Stanley Distribution, Inc. and Morgan Stanley Services Company, Inc.

For information as to the business, profession, vocation or employment of a substantial nature of additional officers of the Adviser, reference is made to the Adviser’s current Form ADV (File No. 801-15757) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 32. Principal Underwriters

(a) Morgan Stanley Distribution, Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distribution, Inc. is also the principal underwriter of the following investment companies:

(1)	Morgan Stanley California Tax-Free Daily Income Trust

(2)	Morgan Stanley European Equity Fund Inc.

(3)	Morgan Stanley Institutional Fund, Inc.

(4)	Morgan Stanley Institutional Fund Trust

(5)	Morgan Stanley Institutional Liquidity Funds

(6)	Morgan Stanley Mortgage Securities Trust

(7)	Morgan Stanley Insight Fund

(8)	Morgan Stanley New York Municipal Money Market Trust

(9)	Morgan Stanley Tax-Free Daily Income Trust

(10)	Morgan Stanley U.S. Government Money Market Trust

(11)	Morgan Stanley U.S. Government Securities Trust

(12)	Morgan Stanley Variable Insurance Fund, Inc.

(13)	Morgan Stanley Variable Investment Series

(b)    The following information is given as of December 31, 2019 regarding directors and officers of Morgan Stanley Distribution, Inc. The principal address of Morgan Stanley Distribution, Inc. is 522 Fifth Avenue, New York, NY 10036.

NAME AND PRINCIPAL BUSINESS	POSITIONS AND OFFICES WITH	POSITIONS AND OFFICES WITH
ADDRESS	UNDERWRITER	REGISTRANT

John Cooper	President, Director and Managing Director	None

Frederick McMullen	Director and Managing Director	None

Frank J. Famiglietti	Director and Managing Director	None

Robert Martini	Principal Financial Officer, Treasurer and Executive Director	None

Stefanie V. Chang Yu	Secretary, General Counsel and Managing Director	None

Ilene Shore	Chief Compliance Officer and Executive Director	None

Thomas Velez	Chief Anti-Money Laundering Officer and Executive Director	AML Officer

Rob Giegerich	Financial Operations Principal and Executive Director	None

Matthew Mistal	Principal Operations Officer and Executive Director	None

Nina Kimble	Deputy Anti-Money Laundering Officer and Vice President	Deputy AML Officer

Anita Rios	Treasurer and Executive Director	None

(c)      Not applicable.

ITEM 33. Location of Accounts and Records

State the name and address of each person maintaining physical possession of each account, book, or other document required to be maintained by section 31(a) [15 U.S.C. 80a-30(a)] and the rules under that section.

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

(records relating to its function as custodian and sub-administrator)

DST Asset Manager Solutions, Inc.

2000 Crown Colony Drive

Quincy, MA 02169-0953

(records relating to its functions as transfer agent and dividend disbursing agent)

Morgan Stanley Investment Management Inc.

1633 Broadway

New York, NY 10019

(records relating to its function as investment adviser and administrator)

ITEM 34. Management Services

Registrant is not a party to any such management-related service contract.

ITEM 35. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of February, 2020.

MORGAN STANLEY GLOBAL FIXED INCOME OPPORTUNITIES FUND

By:	/s/ John H. Gernon
John H. Gernon
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 84 has been signed below by the following persons in the capacities and on the dates indicated.

Signatures			Title	Date

(1) Principal Executive Officer			President and Principal Executive Officer

By:	/s/ John H. Gernon			February 28, 2020
John H. Gernon

(2) Principal Financial Officer			Principal Financial Officer

By:	/s/ Francis J. Smith			February 28, 2020
Francis J. Smith

(3) Majority of the Trustees

Independent Trustees

	Frank L. Bowman	Joseph J. Kearns
	Kathleen A. Dennis	Michael F. Klein
	Nancy C. Everett	Patricia Maleski
	Jakki L. Haussler	Michael E. Nugent (Chairman)
	Dr. Manuel H. Johnson	W. Allen Reed

By:	/s/ Carl Frischling			February 28, 2020
Carl Frischling
Attorney-in-Fact for the Independent Trustees

EXHIBIT INDEX

MORGAN STANLEY GLOBAL FIXED INCOME OPPORTUNITIES FUND

(a)(15)	Amendment to the Amended and Restated Declaration of Trust (eliminating Class B shares), dated June 13, 2019.

(i)(5)	Consent of Dechert LLP.

(j)	Consent of Independent Registered Public Accounting Firm.

(p)(2)	Code of Ethics of the Morgan Stanley Funds.